Federated World Utility Fund

[Graphic]

3rd Annual Report
November 30, 1996

Established 1994

GROWTH & INCOME

President's Message

Dear Fellow Shareholder:

Federated World Utility Fund was established in 1994, and I am pleased to present the third Annual Report for the fund, which covers the 12-month period from December 1, 1995, through November 30, 1996.

Your fund has had another good year in 1996. The fund pursues income and opportunities for capital growth by owning over 60 stocks in the electric, natural gas, water and telecommunications industries in the U.S. and around the world.+

First, you'll find a discussion with the fund's portfolio manager, Michael
J. Donnelly, Assistant Vice President, Federated Global Research Corp. Next is a series of investment illustrations showing the fund's performance, which are followed by a complete listing of the fund's global investments, and the fund's financial statements.

I urge you to review Michael's comments on the global utility market and the strategies that should guide the fund through 1997 and beyond. The fund's investments are positioned to benefit from dynamic opportunities through the worldwide deregulation, lower tariffs, and privatization of utilities, as well as for growth in the cellular telephone sector.

The environment for international utilities continued to be decidedly favorable. In addition, the fund significantly outperformed the overall global market due in part to gains in the cellular telephone sector. In short, it was another strong year for the fund, as the following share class performance as of November 30, 1996, shows.*

                         NET ASSET          INCOME        TOTAL
                      VALUE INCREASE      DISTRIBUTION   RETURN
 Class A Shares    $10.96 to $12.69=16%      $0.37       19.54%
 Class B Shares    $10.95 to $12.68=16%      $0.29       18.79%
 Class C Shares    $10.95 to $12.67=16%      $0.29       18.61%
 Class F Shares    $10.96 to $12.70=16%      $0.36       19.55%

* Performance quoted is based on net asset value and represents past performance. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period based on offering price for Class A, B, C, and F Shares were 12.94%, 13.17%, 17.58%, and 17.33%, respectively.

+ Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

Please note that, in December 1996, Federated World Utility Fund declared a special one-time dividend of $0.06 per share in addition to a regular quarterly dividend of $0.11 per share. The special dividend is due to an extraordinary cash distribution from one of the fund's international utility holdings. The December 1996 quarterly dividend amount on shareholder statements reflects both special and regular dividends. As a result, this amount is larger than normal, and is not indicative of the level of future quarterly dividends.

We trust that you are pleased with the positive performance of your investment in Federated World Utility Fund. Utilities are an essential part of the fabric of society in every country. The appetite for these basic services worldwide is enormous. The fund is well-positioned to benefit as the standard of living around the world changes.

Thank you for joining the growing number of shareholders who have purchased shares in this global utility fund. Assets now exceed more than $26 million. The Federated Global Research unit in New York City now has a total of 23 people including 9 investment analysts and 7 portfolio managers. The total assets under its management exceed $600 million. The portfolio managers meet regularly to exchange investment ideas and opinions regarding the improvement of the funds.

Remember, adding money to your investment account and reinvesting your quarterly dividends in additional shares is a convenient way to "pay yourself first," and enjoy the benefit of compounding and future income from the shares you buy today.

We welcome your comments and suggestions.

Sincerely,

[Graphic]

Richard B. Fisher
President
January 15, 1997

Investment Review

[Graphic]

Michael J. Donnelly
Assistant Vice President
Federated Global
Research Corp.


THE GLOBAL UTILITY SECTOR SEEMS TO BE DEVELOPING IN A DYNAMIC MANNER AS EVIDENT BY MERGER ACTIVITY IN THE UNITED STATES AND INCREASED PRIVATIZATION ABROAD. CAN YOU COMMENT ON THESE DEVELOPMENTS AND THE OUTLOOK FOR THE FUTURE?

These two trends are rapidly changing the utilities industry, at home and abroad. Worldwide deregulation in the electric and telecommunications industries is forcing companies to seek strategic partnerships in order to stay financially strong and also to expand market reach. The recently announced Duke/Panenergy merger is just one example of this trend, which is accelerating in the United States and will entrench itself in Europe in the next five years.

Additionally, privatizations are bringing more private capital to the industry and facilitating the globalization of services. For example, in September 1996, a Brazilian state took bids from companies headquartered in Japan, France, Korea, Spain, Chile, Argentina and the U.S. for participation in a telecommunications company privatization.

We strongly believe that both corporate activity in the form of mergers and acquisitions, and privatizations will continue to significantly impact the landscape of the global utilities market and will offer increasing opportunities for our shareholders.
HOW DID THE GLOBAL UTILITIES MARKET AND FEDERATED WORLD UTILITY FUND PERFORM OVER THE YEAR ENDED NOVEMBER 30, 1996?

The global utilities market, as measured by the Financial Times/Standard & Poor's Global Utility Index,* achieved a total return of 9.60% for the 12-month period. Federated World Utility Fund experienced a very good year. Class A, B, C, and F Shares produced total returns of 19.54%, 18.79%, 18.61%, and 19.55%, respectively, based on net asset value.** All share classes also outperformed the Lipper Utility Funds Average of 13.35%*** total return for the year ended November 30, 1996. According to Lipper, the Fund's Class A Shares ranked eighth out of 90 utility funds in total return for the one-year period ended December 31, 1996.***

* Financial Times/Standard & Poor's Global Utility Index is an unmanaged, market cap-weighted index of utility securities from 24 countries, both developed and developing, with approximately 174 companies. Investments cannot be made in an index.

** Performance quoted represents past performance. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period based on offering price for Class A, B, C, and F Shares were 12.94%, 13.17%, 17.58%, and 17.33%, respectively.

*** Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services as falling into the respective categories indicated. These figures and the rankings cited do not reflect sales charges. During the time period, fees and expenses have been waived, otherwise total return would have been lower.

EMPHASIZING EXPOSURE TO CELLULAR COMMUNICATIONS COMPANIES HAS BEEN MENTIONED IN PAST REPORTS AS A KEY STRATEGY FOR THE FUND. CAN YOU SHARE WITH SHAREHOLDERS THE LATEST RESULTS OF THIS STRATEGY AND ITS PROSPECTS FOR THE FUTURE?

Throughout 1996, we have increased our holdings in cellular operators, equipment providers and full-service telecommunications companies with expanding cellular exposure. We have pursued this strategy because growth rates are constantly underestimated and because we view the cellular customer as a long-term, valuable strategic asset of phone companies. We are happy to report that two companies involved directly in these industries, Nokia AB and NordicTel Holdings AB, have been among the strongest performers for the fund this year, with price returns of 44% and 107%, respectively, from the beginning of the year through the end of November. The fund has participated in much of these gains. The prospects for this industry appear bright, due to growth in system coverage and continued strong demand for such telecommunications services.

THE FUND'S ASSETS ARE INVESTED IN INCOME AND GROWTH UTILITY STOCKS IN KEY WORLD REGIONS: ASIA, THE UNITED STATES, OTHER AMERICAS, AND EUROPE. CAN YOU DESCRIBE THE STRUCTURE AND RATIONALE FOR THE CURRENT ASSET ALLOCATION AND GIVE US YOUR INSIGHT INTO FUTURE ASSET PLACEMENT?

A goal of the fund is to provide truly global exposure. As of November 30, 1996, weightings were approximately 44% in the United States, 23% in Europe, 14% in Latin America and Canada, and 19% in Asia. Allocating in this manner helps reduce exposure to any single geographic region and allows us to take advantage of the broad range of opportunities worldwide.

In the past, we targeted a minimum weighting of 40% of assets in the United States, essentially to pursue a high level of dividend income and to allay concerns that significant weightings may be allocated to emerging nations. However, we feel that the future growth of utility industries overseas promises to be substantial relative to that of utilities in the United States, and we believe that such a minimum might be unduly restrictive over the longer term.

We foresee continuing a balanced strategy, but one that allows us more flexibility with respect to weighting regions, including the United States. We are confident that this slight change in strategy will be beneficial to shareholders in the long run.

Where in the world should
you invest?

FEDERATED ASIA PACIFIC GROWTH FUND
FEDERATED EMERGING MARKETS FUND
FEDERATED EUROPEAN GROWTH FUND
FEDERATED INTERNATIONAL EQUITY FUND
FEDERATED INTERNATIONAL HIGH INCOME FUND
FEDERATED INTERNATIONAL INCOME FUND
FEDERATED INTERNATIONAL SMALL COMPANY FUND
FEDERATED LATIN AMERICAN GROWTH FUND
FEDERATED WORLD UTILITY FUND

Employ highly qualified, experienced managers in global investing. Employ experts to select countries and companies outside the U.S. for long-term growth potential.

Call your investment representative to buy shares of 7 international equity funds and 2 international income funds from Federated Investors.

FOR MORE COMPLETE INFORMATION ABOUT ANY OF THESE FUNDS, CALL 1-800-341-7400 TO ASK FOR A PROSPECTUS AND READ IT CAREFULLY BEFORE YOU INVEST.

International investing involves special risks including currency risks, increased volatility of foreign securities, and differences in auditing and other financial standards.
TWO WAYS YOU MAY SEEK TO INVEST FOR SUCCESS IN
FEDERATED WORLD UTILITY FUND

INITIAL INVESTMENT:

IF YOU HAD MADE AN INITIAL INVESTMENT OF $3,000 IN THE CLASS A SHARES OF FEDERATED WORLD UTILITY FUND ON 4/22/94, REINVESTED YOUR DIVIDENDS AND CAPITAL GAINS, AND DID NOT REDEEM ANY SHARES, YOUR ACCOUNT WOULD BE WORTH $3,877 ON 11/30/96. YOU WOULD HAVE EARNED A 10.34%* AVERAGE ANNUAL TOTAL RETURN FOR THE 2-YEAR INVESTMENT LIFESPAN.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, gaining the benefit of compounding at the same time.

As of 12/31/96, the Class A Shares' average annual one-year and since inception (4/22/94) total returns were 11.20% and 10.74%, respectively. The Class B Shares' average annual one-year and since inception (7/27/95) total returns were 10.96% and 14.75%, respectively. The Class C Shares' average annual one-year and since inception (7/27/95) total returns were 15.77% and 18.01%, respectively. The Class F Shares' average annual one-year and since inception (4/22/94) total returns were 15.36% and 12.22%, respectively.*

GRAPHIC REPRESENTATION "A" OMITTED.  SEE APPENDIX.

* Total return represents the change in the value of an investment after reinvesting all income and capital gains, and taking into account the 5.50% sales charge for Class A Shares, the 5.50% contingent deferred sales charge applicable to Class B Shares, the 1.00% contingent deferred sales charge applicable to Class C Shares, and the 1.00% sales charge and 1.00% contingent deferred sales charge applicable to Class F Shares.

Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

FEDERATED WORLD UTILITY FUND

ONE STEP AT A TIME:

$1,000 INVESTED EACH YEAR FOR 2 YEARS (REINVESTING ALL DIVIDENDS AND CAPITAL GAINS) GREW TO $3,582.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class A Shares of Federated World Utility Fund on 4/22/94, reinvested your dividends and capital gains, and did not redeem any shares, you would have invested only $3,000, but your account would have reached a total value of $3,582* by 11/30/96. You would have earned an average annual total return of 11.52%.

A practical investment plan helps you pursue long-term performance from utility securities. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. This investment plan works for you even if you invest only $1,000 annually. You can take it one step at a time. Put time, money, and compounding to work!

GRAPHIC REPRESENTATION "B" OMITTED.  SEE APPENDIX.

* No method of investing can guarantee a profit or protect against loss in down markets. However, by investing regularly over time and buying shares at various prices, investors can purchase more shares at lower prices. All accumulated shares have the ability to pay income to the investor.

Because such a plan involves continuous investment, regardless of changing price levels, the investor should consider whether or not to continue purchases through periods of low price levels.

FEDERATED WORLD UTILITY FUND (CLASS A SHARES)

GROWTH OF $10,000 INVESTED IN FEDERATED WORLD UTILITY FUND (CLASS A SHARES)

The graph below illustrates the hypothetical investment of $10,000 in the Federated World Utility Fund (Class A Shares) (the "Fund") from April 22, 1994 (start of performance) to November 30, 1996, compared to the Standard and Poor's 500 Index (S&P 500),+ FT - Actuaries/S&P Global Utility Index (FTGUI)+ and the Lipper Utility Funds Average (LPUFA).++

GRAPHIC REPRESENTATION "C" OMITTED.  SEE APPENDIX.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550) that was in effect prior to October 1, 1994. As of October 1, 1994, the maximum sales charge was 5.50%. The Fund's performance assumes the reinvestment of all dividends and distributions.

** Total return quoted reflects the maximum sales charge of 5.50% and any applicable contingent deferred sales charges.

+ The S&P 500 and the FTGUI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission ("SEC") requires to be reflected in the Fund's performance. The indices are unmanaged. The S&P 500, FTGUI and the LPUFA have been adjusted to reflect reinvestment of dividends on securities in the indices and average.

++ The LPUFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

FEDERATED WORLD UTILITY FUND (CLASS B SHARES)

GROWTH OF $10,000 INVESTED IN FEDERATED WORLD UTILITY FUND (CLASS B SHARES)

The graph below illustrates the hypothetical investment of $10,000 in the Federated World Utility Fund (Class B Shares) (the "Fund") from July 27, 1995 (start of performance) to November 30, 1996, compared to the Standard and Poor's 500 Index (S&P 500),+ FT - Actuaries/S&P Global Utility Index (FTGUI)+ and the Lipper Utility Funds Average (LPUFA).++

GRAPHIC REPRESENTATION "D" OMITTED.  SEE APPENDIX.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 4.75% contingent deferred sales charge on any redemption less than 2 years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than 1 year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The S&P 500 and the FTGUI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission ("SEC") requires to be reflected in the Fund's performance. The indices are unmanaged. The S&P 500, FTGUI and the LPUFA have been adjusted to reflect reinvestment of dividends on securities in the indices and average.

++ The LPUFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

FEDERATED WORLD UTILITY FUND (CLASS C SHARES)

GROWTH OF $10,000 INVESTED IN FEDERATED WORLD UTILITY FUND (CLASS C SHARES)

The graph below illustrates the hypothetical investment of $10,000 in the Federated World Utility Fund (Class C Shares) (the "Fund") from July 27, 1995 (start of performance) to November 30, 1996, compared to the Standard and Poor's 500 Index (S&P 500),+ FT - Actuaries/S&P Global Utility Index (FTGUI)+ and the Lipper Utility Funds Average (LPUFA).++

GRAPHIC REPRESENTATION "E" OMITTED.  SEE APPENDIX.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than 1 year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The S&P 500 and the FTGUI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission ("SEC") requires to be reflected in the Fund's performance. The indices are unmanaged. The S&P 500, FTGUI and the LPUFA have been adjusted to reflect reinvestment of dividends on securities in the indices and average.

++ The LPUFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

FEDERATED WORLD UTILITY FUND (CLASS F SHARES)

GROWTH OF $10,000 INVESTED IN FEDERATED WORLD UTILITY FUND (CLASS F SHARES)

The graph below illustrates the hypothetical investment of $10,000 in the Federated World Utility Fund (Class F Shares) (the "Fund") from April 22, 1994 (start of performance) to November 30, 1996, compared to the Standard and Poor's 500 Index (S&P 500),+ FT - Actuaries/S&P Global Utility Index (FTGUI)+ and the Lipper Utility Funds Average (LPUFA).++

GRAPHIC REPRESENTATION "F" OMITTED.  SEE APPENDIX.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). The ending value of the Fund reflects a contingent deferred sales charge of 1.00% on any redemption less than 4 years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The S&P 500 and the FTGUI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission ("SEC") requires to be reflected in the Fund's performance. The indices are unmanaged. The S&P 500 and the FTGUI have been adjusted to reflect reinvestment of dividends on securities in the indices and average.

FEDERATED WORLD UTILITY FUND
PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 1996

                                                                                               VALUE IN
     SHARES                                                                                   U.S. DOLLARS
 COMMON STOCKS -- 82.8%
                 ARGENTINA -- 3.4%
                 ENERGY MINERALS -- 1.0%
        11,000   YPF Sociedad Anonima, ADR                                                   $     255,750
                 UTILITIES -- 2.4%
       125,000   Central Costanera SA, Class B                                                     401,411
        20,000   Transportadora de Gas de Sur SA, Class B, ADR                                     247,500
                            Total                                                                  648,911
                            TOTAL ARGENTINA                                                        904,661
                 AUSTRALIA -- 3.3%
                 FINANCE -- 1.1%
        44,000(a)Commonwealth Installment Receipt Trustee Ltd.                                     277,910
                 FOREIGN REAL ESTATE -- 1.0%
       320,000   Darling Park Trust                                                                260,459
                 UTILITIES -- 1.2%
        58,000   Australian Gas Light Co.                                                          323,376
                            TOTAL AUSTRALIA                                                        861,745
                 AUSTRIA -- 1.0%
                 UTILITIES -- 1.0%
         3,800   Oest Elektrizitats                                                                271,757
                 BOLIVIA -- 1.1%
                 UTILITIES -- 1.1%
         6,700   Compania Boliviana de Energia Electrica                                           287,262
                 BRAZIL -- 2.3%
                 FOREIGN TEXTILE -- 0.0%
   260,000,000   Texpar SA                                                                         2,517

FEDERATED WORLD UTILITY FUND

                                                                                               VALUE IN
     SHARES                                                                                   U.S. DOLLARS
 COMMON STOCKS -- CONTINUED
                 BRAZIL -- CONTINUED
                 UTILITIES -- 2.3%
   260,000,000   Cia Forca Luz Cataguazes Leo                                              $       296,999
         4,000   Telecomunicacoes Brasileras, ADR                                                  303,000
                            Total                                                                  599,999
                            TOTAL BRAZIL                                                           602,516
                 CANADA -- 1.2%
                 UTILITIES -- 1.2%
        17,000   Westcoast Energy, Inc.                                                            303,875
                 CHILE -- 0.8%
                 UTILITIES -- 0.8%
        10,000   Chilgener SA, ADR                                                                 211,250
                 CHINA -- 1.2%
                 UTILITIES -- 1.2%
        17,000(b)Huaneng Power International Inc., Class N, ADR                                    310,250
                 FINLAND -- 2.2%
                 CELLULAR TELEPHONE -- 2.2%
        10,300   OY Nokia AB, ADR                                                                  578,087
                 GERMANY -- 1.6%
                 UTILITIES -- 1.6%
         7,200   Veba AG                                                                           421,065
                 HONG KONG -- 3.4%
                 UTILITIES -- 3.4%
        90,000   Hong Kong Electric Holdings Ltd.                                                  288,670
       300,000   Hong Kong and China Gas Co. Ltd.                                                  595,577
                            TOTAL HONG KONG                                                        884,247

FEDERATED WORLD UTILITY FUND

                                                                                               VALUE IN
     SHARES                                                                                   U.S. DOLLARS
 COMMON STOCKS -- CONTINUED
                 INDONESIA -- 1.4%
                 UTILITIES -- 1.4%
        11,000   PT Telecom, Class CS, ADR                                                 $       361,625
                 ITALY -- 2.0%
                 UTILITIES -- 2.0%
       170,000   STET-Societa Finanziaria Telefonica S.P.A.                                        522,577
                 JAPAN -- 4.0%
                 UTILITIES -- 4.0%
            55   DDI Corp.                                                                         393,547
            51   Nippon Telegraph & Telephone Corp.                                                363,582
        12,900 Tokyo Electric Power                                                                291,071
                            TOTAL JAPAN                                                          1,048,200
                 KOREA -- 1.9%
                 UTILITIES -- 1.9%
        13,000   Korea Electric Power Corp., ADR                                                   229,125
         3,500   Samchully Co.                                                                     282,466
                            TOTAL KOREA                                                            511,591
                 MEXICO -- 1.3%
                 CELLULAR TELEPHONE -- 1.3%
        36,000(b)Grup Iusacell SA, ADR                                                             337,500
                 NETHERLANDS -- 1.0%
                 ENERGY MINERALS -- 1.0%
         1,500   Royal Dutch Petroleum Co., ADR                                                    254,813
                 PERU -- 0.7%
                 UTILITIES -- 0.7%
         9,000   CPT Telefonica del Peru SA, Class B, ADR                                          174,375

FEDERATED WORLD UTILITY FUND

                                                                                               VALUE IN
     SHARES                                                                                   U.S. DOLLARS
 COMMON STOCKS -- CONTINUED
                 PHILIPPINES -- 0.9%
                 CELLULAR COMMUNICATIONS -- 0.9%
       278,000(b)Pilipino Telephone Corp.                                                   $      243,247
                 SPAIN -- 4.1%
                 ENERGY MINERALS -- 1.1%
         8,000   Repsol SA                                                                         296,125
                 UTILITIES -- 3.0%
         3,900   Empresa Nacional de Electricidad SA, ADR                                          259,837
        45,800   Iberdrola SA                                                                      528,570
                            Total                                                                  788,407
                            TOTAL SPAIN                                                          1,084,532
                 SWEDEN -- 1.3%
                 CELLULAR TELEPHONE -- 1.3%
        16,500(b)NordicTel Holdings AB                                                             341,518
                 UNITED KINGDOM -- 9.4%
                 CELLULAR TELEPHONE -- 2.3%
       138,200   Vodafone Group PLC                                                                598,294
                 UTILITIES -- 7.1%
       101,000   British Gas PLC                                                                   370,175
        20,000   Hyder PLC                                                                         249,159
        29,380   National Grid Group PLC                                                            96,320
        16,700   National Power Co. PLC, ADR                                                       532,313
        40,000   Powergen PLC                                                                      390,047
        20,000   Southern Electric PLC                                                             235,373
                            Total                                                                1,873,387
                            TOTAL UNITED KINGDOM                                                 2,471,681

FEDERATED WORLD UTILITY FUND

                                                                                               VALUE IN
     SHARES                                                                                   U.S. DOLLARS
 COMMON STOCKS -- CONTINUED
                 UNITED STATES -- 32.1%
                 HEALTH CARE -- 2.5%
         6,000   American Home Products Corp.                                              $       385,500
         7,000   Meditrust, REIT                                                                   261,625
                            Total                                                                  647,125
                 MAJOR U.S. TELECOMMUNICATIONS -- 7.3%
         7,100   AT&T Corp.                                                                        278,675
         6,400   BellSouth Corp.                                                                   258,400
         9,300   GTE Corp.                                                                         417,337
        13,100   MCI Communications Corp.                                                          399,550
         8,500   Pacific Telesis Group                                                             314,500
         4,900   SBC Communications, Inc.                                                          257,863
                            Total                                                                1,926,325
                 NATURAL GAS DISTRIBUTION -- 2.0%
         8,000   Equitable Resources, Inc.                                                         244,000
         9,000   Pacific Enterprises                                                               275,625
                            Total                                                                  519,625
                 OIL/GAS TRANSMISSION -- 1.9%
         6,000   Panenergy Corp.                                                                   264,000
         4,500   Sonat, Inc.                                                                       232,875
                            Total                                                                  496,875
                 OTHER TELEPHONE/COMMUNICATIONS -- 1.3%
         9,000   Telephone and Data System, Inc.                                                   336,375
                 UTILITIES -- 17.1%
        13,600   Boston Edison Co.                                                                 348,500
         8,700   CMS Energy Corp.                                                                  282,750

FEDERATED WORLD UTILITY FUND

                                                                                               VALUE IN
     SHARES                                                                                   U.S. DOLLARS
 COMMON STOCKS -- CONTINUED
                 UNITED STATES -- CONTINUED
                 UTILITIES -- CONTINUED
         7,000   Cinergy Corp.                                                             $       234,500
        13,000   DPL, Inc.                                                                         316,875
        10,200   DQE, Inc.                                                                         300,900
         5,000   FPL Group, Inc.                                                                   230,625
         9,000   Illinova Corp.                                                                    238,500
         9,000   NIPSCO Industries, Inc.                                                           348,750
        11,000   Pacificorp                                                                        231,000
         9,500   Peco Energy Co.                                                                   242,250
        10,000   Pinnacle West Capital Corp.                                                       311,250
         7,700   Portland General Corp.                                                            331,100
        10,300   Southern Co.                                                                      229,175
        10,000   TECO Energy, Inc.                                                                 243,750
         6,900   Texas Utilities Co.                                                               272,550
        12,400   Unicom Corp.                                                                      330,150
                            Total                                                                4,492,625
                            TOTAL UNITED STATES                                                  8,418,950
                 VENEZUELA -- 1.2%
                 UTILITIES -- 1.2%
        12,000(b)Compania Anonima Nacional Telefonos de Venezuela, Class D, ADR                    304,500
                            TOTAL COMMON STOCKS (IDENTIFIED COST $20,728,490)                   21,711,824

FEDERATED WORLD UTILITY FUND

    PRINCIPAL                                                                                 VALUE IN
     AMOUNT                                                                                 U.S. DOLLARS
CONVERTIBLE SECURITIES -- 11.3%
                 BRAZIL -- 1.1%
                 UTILITIES -- 1.1%
 $   2,500,000(b)Eletropaulo-Electricidade de Sao Paulo SA, Preference, Class B            $       302,517
                 CHINA -- 1.0%
                 UTILITIES -- 1.0%
       220,000(a)New World Infrastructure, Conv. Bond, 5.00%, 7/15/2001                            263,175
                 JAPAN -- 1.8%
                 BASIC INDUSTRY -- 0.9%
    30,000,000   Kawasaki Steel, Conv. Bond, 1.60%, 9/30/2004                                      237,840
                 FINANCE -- 0.9%
    20,000,000   Bank of Tokyo Cayman Finance Ltd., Conv. Bond, 4.25%, 3/31/2049                   247,147
                            TOTAL JAPAN                                                            484,987
                 MEXICO -- 1.0%
                 UTILITIES -- 1.0%
         8,000(a)Nacional Financiera, SNC, PRIDES                                                  250,000
                 UNITED STATES -- 6.4%
                 BASIC INDUSTRY -- 2.0%
        16,200   Coeur d'Alene Mines Corp., Conv. Pfd., $1.49                                      277,425
         5,000   Reynolds Metals Co., PRIDES, $3.30                                                245,625
                            Total                                                                  523,050
                 CELLULAR TELEPHONE -- 1.2%
         6,700   Airtouch Communications, Inc., Conv. Pfd., Series C, $2.13                        308,200
                 CONSUMER NON-DURABLES -- 0.9%
        36,000   RJR Nabisco Holdings Corp., Conv. Pfd., Series C, $.60                            229,500

FEDERATED WORLD UTILITY FUND

    PRINCIPAL                                                                                 VALUE IN
     AMOUNT                                                                                 U.S. DOLLARS
 CONVERTIBLE SECURITIES -- CONTINUED
                UNITED STATES -- CONTINUED
                 FINANCE -- 1.2%
         3,500   Merrill Lynch & Co., Inc., STRYPES, Series MGIC, $3.12                    $       229,688
         1,300   Salomon, Inc., DECS, Series CSN, $3.48                                             78,650
                            Total                                                                  308,338
                 NATURAL GAS DISTRIBUTION -- 1.1%
        10,000   MCN Corp., Conv. Pfd., $2.01                                                      285,000
                            TOTAL UNITED STATES                                                  1,654,088
                            TOTAL CONVERTIBLE SECURITIES (IDENTIFIED COST $694,223)              2,954,767
 (C)REPURCHASE AGREEMENT -- 5.3%
 $   1,380,000 BT Securities Corporation, 5.72%, dated 11/29/1996, due 12/2/1996
               (AT AMORTIZED COST)                                                               1,380,000
                            TOTAL INVESTMENTS (IDENTIFIED COST $22,802,713)(D)             $    26,046,591


(a) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At November 30, 1996, these securities amounted to $791,085 which represents 3.02% of net assets.

(b) Non-income producing security.

(c) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

(d) The cost of investments for federal tax purposes amounts to $22,803,579. The net unrealized appreciation of investments on a federal tax basis amounts to $3,243,012 which is comprised of $3,769,089 appreciation and $526,077 depreciation at November 30, 1996.

Note: The categories of investments are shown as a percentage of net assets ($26,230,222) at November 30, 1996.

The following acronyms are used throughout this portfolio:

ADR -- American Depository Receipt
DECS -- Dividend Enhanced Convertible Stock
PLC -- Public Limited Company
PRIDES -- Preferred Redeemable Increased Dividend Equity Securities REIT -- Real Estate Investment Trust
STRYPES -- Structured Yield Product Exchangeable for Stock

(See Notes which are an integral part of the Financial Statements)

FEDERATED WORLD UTILITY FUND

STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 1996

 ASSETS:
 Total investments in securities, at value (identified cost $22,802,713 and tax cost                 $  26,046,591
 $22,803,579)
 Cash                                                                                                        3,327
 Income receivable                                                                                          96,924
 Receivable for investments sold                                                                           681,811
 Receivable for shares sold                                                                                118,111
 Deferred expenses                                                                                          19,387
    Total assets                                                                                        26,966,151
 LIABILITIES:
 Payable for investments purchased                                                        $652,028
 Payable for shares redeemed                                                                34,663
 Payable for taxes withheld                                                                  4,213
 Accrued expenses                                                                           45,025
    Total liabilities                                                                                      735,929
 Net Assets for 2,066,938 shares outstanding                                                         $  26,230,222
 NET ASSETS CONSIST OF:
 Paid in capital                                                                                     $  21,798,402
 Net unrealized appreciation of investments and translation of assets and liabilities in                 3,240,502
 foreign currency
 Accumulated net realized gain on investments and foreign currency transactions                            888,800
 Undistributed net investment income                                                                       302,518
    Total Net Assets                                                                                 $  26,230,222
 NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
 CLASS A SHARES:
 Net Asset Value Per Share ($12,670,511 / 998,210 shares outstanding)                                       $12.69
 Offering Price Per Share (100/94.50 of $12.69)*                                                            $13.43
 Redemption Proceeds Per Share**                                                                            $12.69
 CLASS B SHARES:
 Net Asset Value Per Share ($4,091,280 / 322,761 shares outstanding)                                        $12.68
 Offering Price Per Share*                                                                                  $12.68
 Redemption Proceeds Per Share (94.50/100 of $12.68)**                                                      $11.98
 CLASS C SHARES:
 Net Asset Value Per Share ($1,071,992 / 84,581 shares outstanding)                                         $12.67
 Offering Price Per Share*                                                                                  $12.67
 Redemption Proceeds Per Share (99.00/100 of $12.67)**                                                      $12.54
 CLASS F SHARES:
 Net Asset Value Per Share ($8,396,439 / 661,386 shares outstanding)                                        $12.70
 Offering Price Per Share (100/99.00 of $12.70)*                                                            $12.83
 Redemption Proceeds Per Share (99.00/100 of $12.70)**                                                      $12.57


* See "What Shares Cost" in the Prospectus.

** See "Contingent Deferred Sales Charge" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)

FEDERATED WORLD UTILITY FUND

STATEMENT OF OPERATIONS

YEAR ENDED NOVEMBER 30, 1996

 INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $66,491)                                                $   958,538
 Interest (net of foreign taxes withheld of $294)                                                        100,947
     Total income                                                                                      1,059,485
 EXPENSES:
 Investment advisory fee                                                              $   214,584
 Administrative personnel and services fee                                                215,000
 Custodian fees                                                                            37,750
 Transfer and dividend disbursing agent fees and expenses                                  91,614
 Directors'/Trustees' fees                                                                  4,347
 Auditing fees                                                                             17,561
 Legal fees                                                                                14,186
 Portfolio accounting fees                                                                 92,355
 Distribution services fee -- Class B Shares                                               19,710
 Distribution services fee -- Class C Shares                                                5,453
 Distribution services fee -- Class F Shares                                               18,194
 Shareholder services fee -- Class A Shares                                                27,064
 Shareholder services fee -- Class B Shares                                                 6,570
 Shareholder services fee -- Class C Shares                                                 1,818
 Shareholder services fee -- Class F Shares                                                18,194
 Share registration costs                                                                  56,622
 Printing and postage                                                                      53,607
 Insurance premiums                                                                         4,294
 Taxes                                                                                        802
 Miscellaneous                                                                             37,553
     Total expenses                                                                       937,278
 Waivers and reimbursements
     Waiver of investment advisory fee                                 $   (204,186)
     Waiver of distribution services fee -- Class F Shares                  (16,858)
     Reimbursement of other operating expenses                             (463,715)
         Total waivers and reimbursements                                                 (684,759)
              Net expenses                                                                               252,519
                   Net investment income                                                                 806,966
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
 Net realized gain on investments and foreign currency transactions                                    1,134,559
 Net change in unrealized appreciation of investments and translation of assets and liabilities in     1,930,763
 foreign currency
     Net realized and unrealized gain on investments and foreign                                       3,065,322
     currency
         Change in net assets resulting from operations                                              $ 3,872,288


(See Notes which are an integral part of the Financial Statements)

FEDERATED WORLD UTILITY FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                                                         YEAR ENDED
                                                                                         NOVEMBER 30,
                                                                                 1996                      1995
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS --
 Net investment income                                                       $    806,966          $     513,871
 Net realized gain (loss) on investments and foreign currency transactions ($1,104,981 net gain and $175,486, net loss, respectively, as
 computed for federal tax purposes)                                              1,134,559              (213,222)
 Net change in unrealized appreciation (depreciation) of investments
 and translation of assets and liabilities in foreign currency                   1,930,763             1,701,368
  Change in net assets resulting from operations                                 3,872,288             2,002,017
 DISTRIBUTIONS TO SHAREHOLDERS --
 Distributions from net investment income
  Class A Shares                                                                  (332,945)            ( 241,857)
  Class B Shares                                                                   (59,524)               (3,135)
  Class C Shares                                                                   (15,981)                 (261)
  Class F Shares                                                                  (221,379)             (196,003)
  Change in net assets resulting from distributions to shareholders               (629,829)             (441,256)
 SHARE TRANSACTIONS --
 Proceeds from sale of shares                                                    9,401,101             6,182,954
 Net asset value of shares issued to shareholders in payment of
 distributions declared                                                            461,046               274,697
 Cost of shares redeemed                                                        (3,219,504)           (1,442,701)
  Change in net assets resulting from share transactions                         6,642,643             5,014,950
  Change in net assets                                                           9,885,102             6,575,711
 NET ASSETS:
 Beginning of period                                                            16,345,120             9,769,409
 End of period (including undistributed net investment income of
 $(302,518 and $142,202, respectively)                                     $    26,230,222 $          16,345,120

(See Notes which are an integral part of the Financial Statements)

FEDERATED WORLD UTILITY FUND
FINANCIAL HIGHLIGHTS -- CLASS A SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                 YEAR ENDED         PERIOD ENDED
                                                                                 NOVEMBER 30,        NOVEMBER 30,
                                                                              1996        1995          1994(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                                       $10.96        $ 9.67          $10.06
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                                       0.43          0.42            0.24
  Net realized and unrealized gain (loss) on investments and
  foreign currency                                                            1.67          1.27          (0.46)
  Total from investment operations                                            2.10          1.69          (0.22)
 LESS DISTRIBUTIONS
  Distributions from net investment income                                  (0.37)        (0.40)          (0.17)
 NET ASSET VALUE, END OF PERIOD                                             $12.69        $10.96          $ 9.67
 TOTAL RETURN(B)                                                            19.54%        17.94%         (3.00%)
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                                   1.05%         0.25%          0.25%*
  Net investment income                                                      3.87%         4.39%          5.10%*
  Expense waiver/reimbursement(c)                                            3.11%         4.78%          4.43%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                                  $12,671        $8,875          $4,948
  Average commission rate paid                                             $0.0001            --              --
  Portfolio turnover                                                           50%           46%              7%

* Computed on an annualized basis.

(a) Reflects operations for the period from April 21, 1994 (date of initial public investment) to November 30, 1994. For the period from the start of business, March 17, 1994, to April 20, 1994, Class A Shares had no public investment.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) For the periods ended November 30, 1995, and 1994, the Adviser waived all of its investment advisory fee, 1.00% and 1.00%, respectively, and reimbursed other operating expenses, 0.34% and 0.86%, respectively, to comply with certain state expense limitations. The remainder of the reimbursement was voluntary. This expense decrease is reflected in both the expenses and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED WORLD UTILITY FUND

FINANCIAL HIGHLIGHTS -- CLASS B SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                    YEAR ENDED       PERIOD ENDED
                                                                                    NOVEMBER 30,      NOVEMBER 30,
                                                                                       1996             1995(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                                                  $10.95             $10.53
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                                                  0.35               0.11
  Net realized and unrealized gain (loss) on investments
  and foreign currency                                                                   1.67               0.41
  Total from investment operations                                                       2.02               0.52
 LESS DISTRIBUTIONS
  Distributions from net investment income                                             (0.29)             (0.10)
 NET ASSET VALUE, END OF PERIOD                                                        $12.68             $10.95
 TOTAL RETURN(B)                                                                       18.79%              5.00%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                                              1.80%             1.00%*
  Net investment income                                                                 3.18%             2.99%*
  Expense waiver/reimbursement(c)                                                       3.11%             4.78%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                                              $4,091             $1,068
  Average commission rate paid                                                        $0.0001                 --
  Portfolio turnover                                                                      50%                46%

* Computed on an annualized basis.

(a) Reflects operations for the period from July 27, 1995 (date of initial public investment) to November 30, 1995.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) For the period ended November 30, 1995, the Adviser waived all of its investment advisory fee, 1.00%, and reimbursed other operating expenses, 0.34%, to comply with certain state expense limitations. The remainder of the reimbursement was voluntary. This expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED WORLD UTILITY FUND

FINANCIAL HIGHLIGHTS -- CLASS C SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                     YEAR ENDED       PERIOD ENDED
                                                                                     NOVEMBER 30,      NOVEMBER 30,
                                                                                         1996             1995(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                                                  $10.95             $10.53
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                                                  0.33               0.15
  Net realized and unrealized gain (loss) on investments
  and foreign currency                                                                   1.68               0.37
  Total from investment operations                                                       2.01               0.52
 LESS DISTRIBUTIONS
 Distributions from net investment income                                              (0.29)             (0.10)
 NET ASSET VALUE, END OF PERIOD                                                        $12.67             $10.95
 TOTAL RETURN(B)                                                                       18.61%              4.92%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                                              1.80%             1.00%*
  Net investment income                                                                 3.17%             3.03%*
  Expense waiver/reimbursement(c)                                                       3.11%             4.77%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                                              $1,072               $374
  Average commission rate paid                                                        $0.0001                 --
  Portfolio turnover                                                                      50%                46%

* Computed on an annualized basis.

(a) Reflects operations for the period from July 27, 1995 (date of initial public investment) to November 30, 1995.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) For the period ended November 30, 1995, the Adviser waived all of its investment advisory fee, 1.00%, and reimbursed other operating expenses, 0.34%, to comply with certain state expense limitations. The remainder of the reimbursement was voluntary. This expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED WORLD UTILITY FUND

FINANCIAL HIGHLIGHTS -- CLASS F SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                 YEAR ENDED          PERIOD ENDED
                                                                                NOVEMBER 30,         NOVEMBER 30,
                                                                              1996        1995          1994(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                                       $10.96        $ 9.66          $10.04
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                                       0.43          0.43            0.21
  Net realized and unrealized gain (loss) on investments and
  foreign currency                                                            1.67          1.25          (0.43)
  Total from investment operations                                            2.10          1.68          (0.22)
 LESS DISTRIBUTIONS
  Distributions from net investment income                                  (0.36)        (0.38)          (0.16)
 NET ASSET VALUE, END OF PERIOD                                             $12.70        $10.96          $ 9.66
 TOTAL RETURN(B)                                                            19.55%        17.79%         (3.07%)
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                                   1.07%         0.50%          0.50%*
  Net investment income                                                      3.87%         4.19%          4.59%*
  Expense waiver/reimbursement(c)                                            3.34%         4.78%          4.43%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                                   $8,396        $6,028          $4,821
  Average commission rate paid                                             $0.0001            --              --
  Portfolio turnover                                                           50%           46%              7%

* Computed on an annualized basis.

(a) Reflects operations for the period from April 21, 1994 (date of initial public investment) to November 30, 1994. For the period from the start of business, March 28, 1994 to April 20, 1994, Fortress Shares had no public investment.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) For the periods ended November 30, 1995, and 1994, the Adviser waived all of its investment advisory fee, 1.00% and 1.00%, respectively, and reimbursed other operating expenses, 0.34% and 0.86%, respectively, to comply with certain state expense limitations. The remainder of the reimbursement was voluntary. This expense decrease is reflected in both the expenses and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED WORLD UTILITY FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1996

1. ORGANIZATION

World Investment Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Corporation consists of seven portfolios. The financial statements included herein are only those of Federated World Utility Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares, and Class F Shares. The Fund's investment objective is to provide total return.

Effective January 31, 1996, the Board of Directors ("Directors") changed the name of the Fund from World Utility Fund to Federated World Utility Fund.

Effective January 31, 1996, Fortress Shares changed its name to Class F
Shares.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS -- Market values of the Fund's foreign and domestic equity securities are determined according to the last reported sale price on a recognized securities exchange, if available. If unavailable, or if the securities trade over the counter, the securities are generally valued according to the mean between the last closing bid and asked prices, if no sale on the recognized exchange is reported or if the security is traded over-the-counter. Short-term foreign and domestic securities are valued at the prices provided by an independent pricing service. However, short-term foreign and domestic securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS -- It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions and wash sales. The following reclassifications have been made to the financial statements:

                  INCREASE (DECREASE)
      ACCUMULATED NET            UNDISTRIBUTED NET
     REALIZED GAIN/LOSS          INVESTMENT INCOME
           $16,821                     $(16,821)

FEDERAL TAXES -- It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary. However, federal taxes may be imposed upon disposition of certain investments in Passive Foreign Investment Companies.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

DEFERRED EXPENSES -- The costs incurred by the Fund with respect to registration of its shares in its first fiscal year, excluding the initial expense of registering its shares, have been deferred and are being amortized over a period not to exceed five years from the Fund's commencement date.

FOREIGN EXCHANGE CONTRACTS --The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund's foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are "marked to market" daily at the applicable translation rates resulting in unrealized gains or losses. Realized gains or losses are recorded at the time the foreign currency exchange contract is offset by entering into a closing transaction or by the delivery or receipt of the currency. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At November 30, 1996, the Fund had outstanding foreign currency contracts as follows:

                          CONTRACTS      IN       CONTRACTS   UNREALIZED
             SETTLEMENT      TO        EXCHANGE      AT      APPRECIATION
 SALES          DATE       DELIVER       FOR       VALUE    (DEPRECIATION)
 Australian   12/02/96     103,747     $83,827     84,443       (616)
 Dollar

FOREIGN CURRENCY TRANSLATION -- The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

RESTRICTED SECURITIES -- Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

Additional information on each restricted security held at November 30, 1996 is as follows:

                                                     FUND
SECURITY                                       ACQUISITION DATE      ACQUISITION COST
Commonwealth Installment Receipt Trustee Ltd.       7/15/96              $211,626
National Financiera, SNC, PRIDES                12/22/94-4/22/96          273,805
New World Infrastructure, Conv. Bond                5/15/96               220,000


USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER -- Investment transactions are accounted for on the trade date.

3. CAPITAL STOCK

At November 30, 1996, par value shares ($ 0.001 per share) authorized were as follows:

                          SHARES OF
                       PAR VALUE CAPITAL
CLASS NAME             STOCK AUTHORIZED
Class A Shares           135,000,000
Class B Shares           135,000,000
Class C Shares           135,000,000
Class F Shares           135,000,000
   Total                 540,000,000

Transactions in capital stock were as follows:

                                               YEAR ENDED NOVEMBER 30,
                                          1996                         1995
 CLASS A SHARES                 SHARES          AMOUNT        SHARES              AMOUNT
 Shares sold                    338,469      $  3,933,948       366,211      $    3,790,807
 Shares issued to
 shareholders in payment of
 distributions declared          23,491           269,640        17,953            180,929
 Shares redeemed               (173,419)       (2,031,192)      (86,001)          (884,844)
 Net change
 resulting from
 Class A Share
 transactions                   188,541      $   2,172,396       298,163      $   3,086,892
                                     YEAR ENDED                     PERIOD ENDED
                                      NOVEMBER 30,                    NOVEMBER 30,
                                         1996                           1995(A)
 CLASS B SHARES                  SHARES           AMOUNT         SHARES            AMOUNT
 Shares sold                    249,058      $   2,890,530        99,124      $   1,064,086
 Shares issued to
 shareholders in payment of
 distributions declared           4,171             48,165           281              2,996
 Shares redeemed                (27,954)          (330,601)       (1,919)           (20,958)
 Net change  resulting
 from Class B Share
 transactions                   225,275      $   2,608,094        97,486      $   1,046,124
                                        YEAR ENDED                     PERIOD ENDED
                                         NOVEMBER 30,                    NOVEMBER 30,
                                           1996                           1995(A)
 CLASS C SHARES                  SHARES           AMOUNT         SHARES            AMOUNT
 Shares sold                     54,907      $     642,653        34,326      $     369,138
 Shares issued to
 shareholders in payment of
 distributions declared             368              4,254            24                261
 Shares redeemed                 (4,827)           (57,104)         (217)            (2,322)
 Net change resulting from
 Class C Share
 transactions                     50,448     $     589,803        34,133       $    367,077
                                                 YEAR ENDED NOVEMBER 30,
                                             1996                        1995
 CLASS F SHARES                 SHARES           AMOUNT         SHARES            AMOUNT
 (FORMERLY,
 FORTRESS SHARES)
 Shares sold                     167,886     $   1,933,970         95,261      $    958,923
 Shares issued to
 shareholders in payment
of distributions declared         12,102            138,987         8,964            90,511
 Shares redeemed                 (68,696)          (800,607)      (53,272)         (534,577)
 Net change
 resulting from
 Class F Share
 transactions                    111,292     $    1,272,350        50,953      $    514,857
  Net change resulting
 from share
 transactions                    575,556     $    6,642,643       480,735      $  5,014,950


(a) For the period from July 27, 1995 (date of initial public investment) to November 30, 1995.

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE -- Federated Global Research Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 1.00% of the Fund's average daily net assets. Federated Global Research Corp. became the Fund's investment adviser on November 20, 1995. Prior to November 20, 1995, Federated Management served as the Fund's investment adviser and received for its services an annual investment advisory fee equal to 1.00% of the Fund's average daily net assets.

The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

ADMINISTRATIVE FEE -- Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE -- The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp., the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class B Shares, Class C Shares and Class F Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate Federated Securities Corp.

                                  PERCENTAGE OF AVERAGE
SHARE CLASS NAME                DAILY NET ASSETS OF CLASS
Class B Shares                            0.75%
Class C Shares                            0.75%
Class F Shares                            0.25%

The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

SHAREHOLDER SERVICES FEE -- Under the terms of a Shareholder Services Agreement with Federated Shareholder Services, the Fund will pay Federated Shareholder Services up to 0.25% of average daily net assets of the Fund for the period. The fee paid to Federated Shareholder Services is used to finance certain services for shareholders and to maintain shareholder accounts.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES -- FServ, through its subsidiary, Federated Shareholder Services Company, ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES -- FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES -- Organizational expenses of $75,061 and start-up administrative service expenses of $39,069 were borne initially by the Administrator.

The Fund has agreed to reimburse the Administrator for the organizational and start-up administrative expenses during the five-year period following the Fund's effective date. For the period ended November 30, 1996, the Fund paid $19,354 and $9,767 pursuant to this agreement.

GENERAL -- Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended November 30, 1996 were as follows:

PURCHASES       $16,373,633
SALES           $10,038,038

6. CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

To the Directors and Shareholders of
WORLD INVESTMENT SERIES, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated World Utility Fund (a portfolio of World Investment Series, Inc.) as of November 30, 1996, the related statement of operations for the year then ended and the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Federated World Utility Fund of World Investment Series, Inc. at November 30, 1996, the results of its operations for the year then ended, changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                                          ERNST & YOUNG LLP
Pittsburgh, Pennsylvania
January 17, 1997


Directors

John F. Donahue
Thomas G. Bigley
John T. Conroy, Jr.
William J. Copeland
James E. Dowd
Lawrence D. Ellis, M.D.
Richard B. Fisher
Edward L. Flaherty, Jr.
Peter E. Madden
Gregor F. Meyer
John E. Murray, Jr.
Wesley W. Posvar
Marjorie P. Smuts

Officers

John F. Donahue
Chairman

Richard B. Fisher
President

J. Christopher Donahue
Executive Vice President

Edward C. Gonzales
Executive Vice President

John W. McGonigle
Executive Vice President, Treasurer, and Secretary

J. Crilley Kelly
Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.


[Graphic]

Federated Investors

Federated Investors Tower
Pittsburgh, PA 15222-3779

Federated Securities Corp. is the distributor of the fund and is a subsidiary of Federated Investors.

Cusip 981487309
Cusip 981487408
Cusip 981487101
Cusip 981487200
G00259-06 (1/97)




Federated
Asia Pacific
Growth Fund

[Graphic]

Annual Report
November 30, 1996

Established 1996

GROWTH

PRESIDENT'S MESSAGE

Dear Fellow Shareholder:

I am pleased to present the first Annual Report to Shareholders of Federated Asia Pacific Growth Fund. This report contains information about the fund from February 28, 1996, the date of the fund's inception, through November 30, 1996. This international stock fund is designed for long-term capital growth.+ The fund's $7 million in assets is invested in over 100 corporations in 14 countries.

The report begins with a commentary by the fund's co-portfolio managers, Alexandre deBethmann and Mark Kopinski, both vice presidents of Federated Global Research Corp., covering international economic and market conditions and fund strategy. Following their commentary are a complete list of the fund's investments and the financial statements.

This fund is managed to bring you significant long-term opportunities from an extremely well-researched portfolio of many large- and small-company stocks in Asia and the Pacific Rim countries. It is important to remember that the true measure of this fund's performance is clearly in years rather than months, and the first few months of the fund's existence have been volatile.

With that in mind, in its very limited period of operation, Federated Asia Pacific Growth Fund delivered total returns of 2.50% for Class A Shares, 1.90% for Class B Shares, and 2.00% for Class C Shares based on net asset value as of November 30, 1996.* These returns were due to the fund's increase in share price. For the reporting period ended November 30, 1996, the Federated Asia Pacific Growth Fund outperformed its benchmark, the Morgan Stanley Capital International Asia Pacific Average.**

* Performance quoted represents past performance. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period based on offering price for Class A, B, and C Shares were (3.12%), (3.60)%, and 1.00%, respectively.

** Morgan Stanley Capital International Asia Pacific Average is an unmanaged, market value-weighted average of the performance of securities listed on the stock exchanges of 13 countries in the Pacific and Asian regions.

+ Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

Please take time to review this report and read about the fund's strategy. I recommend that you add to your account on a regular basis to take advantage of price fluctuations and to utilize the dollar-cost averaging method of investing.++

We will continue to keep you up-to-date on the details of your investment on a regular basis. Thank you for your investment in Federated Asia Pacific Growth Fund.

Sincerely,

[Graphic]

Richard B. Fisher
President
January 15, 1997

++ Dollar-cost averaging does not ensure a profit or protect against loss in declining markets. Since such a plan of investing involves continuous investing regardless of fluctuating price levels, investors should consider whether to continue to invest in periods of low price levels.

Investment Review

[Graphic]

Alexandre deBethmann
Vice President
Federated Global
Research Corp.

[Graphic]

Mark Kopinski
Vice President
Federated Global
Research Corp.

WHAT IS YOUR ANALYSIS OF THE ASIAN PACIFIC MARKETS SINCE THE FUND BEGAN
OPERATION?

No one single theme set the tone for the Asian Pacific markets this period. They did not move in lock step but instead were moved by fundamentals that were very market specific. The Japanese stock market produced negative returns (-6.4%) mainly due to the strength of the U.S. dollar. Singapore was also a poor performing market (-14.0%), which reflected the concentration of gross domestic product in the electronics industry -- an industry that experienced an export slowdown. The measures adopted by the government to halt the rise in domestic property prices also influenced stock prices.

Other markets in the Pacific Rim, however, produced very strong returns. Good earnings performance and optimism surrounding the handover of Hong Kong from the British government to the People's Republic of China (PRC) helped that market rise by over 20.0%. Malaysia and New Zealand also posted strong returns -- 15.8% and 14.7%, respectively. Both a lower interest rate environment and an improving corporate earnings outlook had a salutary effect on the stock markets.

WHAT WERE YOUR STRATEGIES IN TERMS OF COUNTRY WEIGHTINGS DURING THE PERIOD?

We kept the fund overweight in southern Asia at the expense of northern Asia because of the many undervalued opportunities we found in Australia, Hong Kong and Malaysia. High interest rates in Australia took their toll earlier in the year and allowed us to make investments in companies where valuations had fallen below long-term averages.

The Hong Kong market remained very attractive, and we were overweight in the fund based on the brighter overall earnings picture due to improving economic activity at its largest trading partner, the PRC. Malaysia, in contrast, had suffered due to worries about higher interest rates; however, the skeptics proved incorrect as the government managed a soft landing of the economy and rates flattened out.

Holdings in Japan and South Korea were kept below their respective index weightings. Despite the fact that earnings were recovering in Japan, we believed that the yen would continue to be weak and negatively impact the returns of the portfolio. Investments were concentrated in international blue-chip stocks and firms such as CANARE ELECTRIC, NIPPON COMSYS and SHISEIDO that were expected to benefit from deregulation. In addition, we felt that earnings of South Korean companies would continue to suffer during the period because currency rate movements had damaged their competitiveness vis-a-vis their Japanese counterparts.

The top 10 holdings in the fund as of November 30, 1996 were:

                                                   PERCENTAGE
 SECURITY NAME                      COUNTRY      OF NET ASSETS
 Konami Co., Ltd.                    Japan           2.35%
 Shiseido Co., Ltd.                  Japan           2.32%
 Fuji Photo Film Co., Ltd.           Japan           2.15%
 Matsushita Kotobuki Electric        Japan           2.12%
 Promise Co., Ltd.                   Japan           2.07%
 Dai Nippon Printing Co., Ltd.       Japan           2.01%
 Nintendo Corp., Ltd.                Japan           1.95%
 People Co., Ltd.                    Japan           1.87%
 Sankyo Co., Ltd.                    Japan           1.85%
 Daito Trust Construction Co., Ltd.  Japan           1.77%

HOW DID FEDERATED ASIA PACIFIC GROWTH FUND PERFORMANCE SINCE INCEPTION THROUGH NOVEMBER 30, 1996 COMPARE TO ITS BENCHMARK?

During the nine-month period since the fund began operation on February 28, 1996, it has delivered the following total returns based on net asset value:
Class A Shares, 2.50%; Class B Shares, 1.90%; and Class C Shares 2.00%.* By comparison, the fund's benchmark, the Morgan Stanley Capital International Asia Pacific Average, had a total return of (3.21%) during the same period of time.

* Performance quoted represents past performance. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period based on offering price for Class A, B, and C Shares were (3.12%), (3.60%), and 1.00%, respectively.

CAN YOU REVIEW ONE OF THE FUND'S HOLDINGS THAT CONTRIBUTED TO THE FUND'S PERFORMANCE?

SHANGHAI INDUSTRIAL HOLDINGS was our best performing investment with a price return of 270.0%. The company is a conglomerate listed in Hong Kong that specializes in consumer products and is located in Shanghai, China. It counts cosmetics and personal care products among its principal business areas and is capitalizing on the rapid economic growth of Shanghai. In addition, the firm is demonstrating an ability to expand its asset base internally as well as through external acquisitions.

WHAT IS THE FUND'S EXPOSURE TO THE JAPANESE MARKET AND WHAT IS YOUR OUTLOOK FOR THIS MARKET IN THE YEAR AHEAD?

Japanese companies currently make up just under 51% of the fund's assets. Although the sharp depreciation of the yen over the past year has negatively impacted the return to U.S. investors on their Japanese investments, we believe the pace of downward pressure we have seen on the currency will be alleviated in the months ahead. The currency is now at levels that make Japanese exporters and manufacturers competitive once again. For example, Japanese automotive manufacturers regained roughly three percentage points of market share in the U.S. over a year ago. Moreover, the companies in which we are investing are attractively valued by historical standards and should perform well in the current environment, showing significantly improved profitability.

AS WE LEAVE 1996, WHAT OPPORTUNITIES DO YOU SEE AHEAD IN THE ASIA PACIFIC
MARKETS?

We believe that the continuation of deregulation and market reform in Japan will create more opportunities that the fund will attempt to take advantage of. As we have stated before, the depreciation of the yen over the past year or so has restored the competitive position of much of Japanese industry, and we expect this improvement to show through in higher equity prices in the year to come. Elsewhere in the region, attention will be focused on the transfer of control of Hong Kong to the Chinese at the end of June, 1997. We remain very positive on the outlook here and believe that the Chinese have a strong vested interest in a smooth transition. However, while 1996 was a bull market for most listed securities, we believe that 1997 will become very stock specific with a focus on companies with strong businesses in the PRC. We anticipate the creation of numerous additional avenues for portfolio investment within the region over the next few years, as many of the Asian economies are in transition.

The countries of the region are attempting to move up the value-added chain in an effort to continue their record of strong economic growth. Thailand is strengthening its education system and fostering a regional center for automobile production which will bring higher paying skilled jobs. India is struggling to satisfy the needs of the poor while it removes the constraints of the bureaucracy in an effort to keep the economy competitive in the new millennium. Regardless of these transitions, the managers of the fund will continue to search for companies that are attractively valued and likely to provide superior investment returns.

Where in the world should
you invest?

[Graphic]

FEDERATED ASIA PACIFIC GROWTH FUND
FEDERATED EMERGING MARKETS FUND
FEDERATED EUROPEAN GROWTH FUND
FEDERATED INTERNATIONAL EQUITY FUND
FEDERATED INTERNATIONAL HIGH INCOME FUND
FEDERATED INTERNATIONAL INCOME FUND
FEDERATED INTERNATIONAL SMALL COMPANY FUND
FEDERATED LATIN AMERICAN GROWTH FUND
FEDERATED WORLD UTILITY FUND

Employ highly qualified, experienced managers in global investing. Employ experts to select countries and companies outside the U.S. for long-term growth potential.

Call your investment representative to buy shares of 7 international equity funds and 2 international income funds from Federated Investors.

FOR MORE COMPLETE INFORMATION ABOUT ANY OF THESE FUNDS, CALL 1-800-341-7400 TO ASK FOR A PROSPECTUS AND READ IT CAREFULLY BEFORE YOU INVEST.

International investing involves special risks including currency risks, increased volatility of foreign securities, and differences in auditing and other financial standards.

FEDERATED ASIA PACIFIC GROWTH FUND (CLASS A SHARES)
GROWTH OF $10,000 INVESTED IN FEDERATED ASIA PACIFIC GROWTH FUND (CLASS A
SHARES)

The graph below illustrates the hypothetical investment of $10,000 in the Federated Asia Pacific Growth Fund (Class A Shares) (the "Fund") from February 28, 1996 (start of performance) to November 30, 1996, compared to the Morgan Stanley Capital International Asia Pacific Average (MSEUCAP).+

GRAPHIC REPRESENTATION `G'' OMITTED.  SEE APPENDIX.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The MSEUCAP is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This average is unmanaged. The MSEUCAP has been adjusted to reflect reinvestment of dividends on securities in the average.

FEDERATED ASIA PACIFIC GROWTH FUND (CLASS B SHARES)

GROWTH OF $10,000 INVESTED IN FEDERATED ASIA PACIFIC GROWTH FUND (CLASS B
SHARES)
The graph below illustrates the hypothetical investment of $10,000 in the Federated Asia Pacific Growth Fund (Class B Shares) (the "Fund") from February 28, 1996 (start of performance) to November 30, 1996, compared to the Morgan Stanley Capital International Asia Pacific Average (MSEUCAP).+

GRAPHIC REPRESENTATION `H'' OMITTED.  SEE APPENDIX.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a contingent deferred sales charge of 5.50% on any redemption less than 1 year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The MSEUCAP is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This average is unmanaged. The MSEUCAP has been adjusted to reflect reinvestment of dividends on securities in the average.

FEDERATED ASIA PACIFIC GROWTH FUND (CLASS C SHARES)

GROWTH OF $10,000 INVESTED IN FEDERATED ASIA PACIFIC GROWTH FUND (CLASS C
SHARES)

The graph below illustrates the hypothetical investment of $10,000 in the Federated Asia Pacific Growth Fund (Class C Shares) (the "Fund") from February 28, 1996 (start of performance) to November 30, 1996, compared to the Morgan Stanley Capital International Asia Pacific Average (MSEUCAP).+

GRAPHIC REPRESENTATION `I'' OMITTED.  SEE APPENDIX.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a contingent deferred sales charge of 1.00% on any redemption less than 1 year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The MSEUCAP is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This average is unmanaged. The MSEUCAP has been adjusted to reflect reinvestment of dividends on securities in the average.

FEDERATED ASIA PACIFIC GROWTH FUND

PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 1996

                                                                                                       VALUE IN
     SHARES                                                                                          U.S. DOLLARS
 COMMON STOCKS -- 97.4%
                 AUSTRALIA -- 7.8%
                  BROADCASTING & PUBLISHING -- 1.3%
        21,100    Austereo Ltd.                                                                       $      35,207
        11,000    News Corp., Ltd.                                                                           58,555
                    Total                                                                                    93,762
                  ENERGY SOURCES -- 0.7%
         7,000    Woodside Petroleum Ltd.                                                                    49,170
                  FINANCIAL SERVICES -- 0.4%
         4,200(a) Commonwealth Installment Receipt Trustee Ltd.                                              26,528
                  LEISURE & TOURISM -- 2.2%
        26,000(b) Aristocrat Leisure Ltd.                                                                    73,645
       105,000(b) Cinema Plus Ltd.                                                                           85,463
                     Total                                                                                  159,108
                  OIL -- 1.5%
        24,000(b) Orogen Minerals Ltd.                                                                       51,376
         3,000(b) Orogen Minerals Ltd., GDR                                                                  60,390
                      Total                                                                                 111,766
                 REAL ESTATE -- 1.7%
        65,000   Darling Park Trust                                                                          52,906
         4,100   Lend Lease Corp., Ltd.                                                                      76,087
                      Total                                                                                 128,993
                      TOTAL AUSTRALIA                                                                       569,327
 CHINA-0.7%
                 MISCELLANEOUS MATERIALS & COMMODITIES -- 0.7%
       129,000   Sinocan Holdings Ltd.                                                                       54,223


FEDERATED ASIA PACIFIC GROWTH FUND

                                                                                                       VALUE IN
     SHARES                                                                                          U.S. DOLLARS
 COMMON STOCKS -- CONTINUED
                 HONG KONG-14.5%
                 BANKING -- 1.0%
         3,600   HSBC Holdings PLC                                                                      $    74,961
                 BROADCASTING & PUBLISHING -- 1.0%
       134,000   Oriental Press Group                                                                        75,388
                 FINANCIAL SERVICES -- 2.1%
       224,000   Aeon Credit Service                                                                         75,323
        42,000   Peregrine Investment                                                                        77,677
                     Total                                                                                  153,000
                 HEALTH & PERSONAL CARE -- 1.2%
        26,000(b)(a)Shanghai Industrial Holdings Ltd.                                                        84,571
                 MULTI-INDUSTRY -- 1.1%
        10,000   Hutchison Whampoa                                                                           77,276
                 REAL ESTATE -- 7.2%
        51,000   Amoy Properties Ltd.                                                                        71,236
        11,000   Cheung Kong                                                                                 96,741
        38,000(b)(a)Cheung Kong                                                                              92,395
        12,000(b)(a)China Resources Beijing Land                                                              7,450
        43,000   Henderson Investment Ltd.                                                                   52,276
        12,000   New World Development Co. Ltd.                                                              81,092
         6,000   Sun Hung Kai Properties                                                                     74,496
        29,500(b)Winsor Property Holdings Ltd.                                                               44,448
                     Total                                                                                  520,134
                 TELECOMMUNICATIONS -- 0.9%
        38,000   Hong Kong Telecom                                                                           65,856
                     TOTAL HONG KONG                                                                      1,051,186


FEDERATED ASIA PACIFIC GROWTH FUND

                                                                                                       VALUE IN
     SHARES                                                                                          U.S. DOLLARS
 COMMON STOCKS -- CONTINUED
                 INDIA -- 1.5%
                 AUTOMOBILE -- 0.3%
         2,000(b)(a)Mahindra and Mahindra, GDR                                                         $     21,000
                 ELECTRICAL & ELECTRONICS -- 0.2%
         4,000(b) Crompton Greaves Ltd., GDR                                                                 13,000
                 ENERGY EQUIPMENT & SERVICES -- 0.5%
         2,000(b)(a)Bombay Suburban Electric Supply, GDR                                                     39,500
                 MACHINERY & ENGINEERING -- 0.3%
         1,500(b)(a)Larsen & Toubro Ltd., GDR                                                                21,750
                 METALS - NON FERROUS -- 0.1%
           450(b)Hindalco Industries Ltd., GDR                                                                9,180
                 METALS - STEEL -- 0.1%
          1,000(b) (a)Steel Authority of India, GDR                                                           8,500
                              TOTAL INDIA                                                                   112,930
                 INDONESIA -- 2.4%
                 APPLIANCES & HOUSEHOLD DURABLES -- 0.2%
         7,200   Tigaraksa Satria                                                                            11,360
                 BANKING -- 0.2%
        26,500(b)PT Bank Negara Indonesia                                                                    13,278
                 BUILDING MATERIALS & COMPONENTS -- 0.2%
         6,000   PT Semen Gresik                                                                             18,294
                 FOREST PRODUCTS & PAPER -- 0.3%
        22,680   Pab K Tjiwi Kimia                                                                           21,761
                 MINING -- 0.1%
         4,000   Tambang Timah                                                                                6,311



FEDERATED ASIA PACIFIC GROWTH FUND

                                                                                                       VALUE IN
     SHARES                                                                                          U.S. DOLLARS
 COMMON STOCKS -- CONTINUED
                 INDONESIA -- CONTINUED
                 RECREATION, OTHER CONSUMER GOODS -- 0.3%
        10,000   PT Modern Photo Film Co.                                                             $      25,053
                 TOBACCO -- 0.4%
         6,000   PT Gudang Garam                                                                             25,522
                 TRANSPORTATION - ROAD & RAIL -- 0.7%
        26,000   PT Citra Marga Nusaphala Persada                                                            21,898
        22,667   PT Steady Safe                                                                              26,582
                     Total                                                                                   48,480
                     TOTAL INDONESIA                                                                        170,059
                 JAPAN -- 49.9%
                 BANKING -- 1.2%
         8,000   Sumitomo Trust & Banking                                                                    88,499
                 BROADCASTING & PUBLISHING -- 1.6%
           200   Asahi Broadcasting Corp.                                                                    21,949
        10,000   Shochiku Co.                                                                                93,064
                      Total                                                                                 115,013
                  BUSINESS & PUBLIC SERVICES -- 4.4%
         8,000   Dai Nippon Printing Co., Ltd.                                                              146,093
         5,000   Konami Co.                                                                                 170,764
                      Total                                                                                 316,857
                 CONSTRUCTION & HOUSING -- 2.6%
         9,800   Daito Trust Construction                                                                   128,200
         5,000   Nippon Comsys Corp.                                                                         62,335
                      Total                                                                                 190,535
                 ELECTRICAL & ELECTRONICS -- 8.2%
         7,400   Canon Copyer Sales Co.                                                                      77,314
         3,000   Japan Radio Co.                                                                             36,611
         6,000   Matsushita Kotobuki Electric                                                               153,819


FEDERATED ASIA PACIFIC GROWTH FUND

                                                                                                       VALUE IN
     SHARES                                                                                          U.S. DOLLARS
 COMMON STOCKS -- CONTINUED
                 JAPAN -- CONTINUED
                 ELECTRICAL & ELECTRONICS -- CONTINUED
        18,000   Minolta Co.                                                                           $    113,310
         4,000   Pioneer Electronic Corp.                                                                    86,040
         2,000   Sony Corp.                                                                                 128,007
                    Total                                                                                   595,101
                 ELECTRONIC COMPONENTS, INSTRUMENTS -- 4.2%
         3,000   Canare Electric Co., Ltd.                                                                   63,213
         2,000   Hirose Electric                                                                            121,159
         4,000   Hitachi Maxell                                                                              82,529
         2,000   Japan Cash Machine Co., Ltd.                                                                35,645
                    Total                                                                                   302,546
                 FINANCIAL SERVICES -- 2.1%
         3,000   Promise Co., Ltd.                                                                          150,132
                 HEALTH & PERSONAL CARE -- 4.2%
         5,000   Sankyo Co.                                                                                 133,889
        14,000   Shiseido Co.                                                                               168,393
                    Total                                                                                   302,282
                 INSURANCE -- 0.9%
         6,000   Tokio Marine and Fire Insurance Co.                                                         66,374
                 LEISURE & TOURISM -- 1.9%
         4,000(b)People Co., Ltd.                                                                           135,558
                 MACHINERY & ENGINEERING -- 6.4%
         9,000   Amada Co.                                                                                   75,224
        10,000   JGC Corp.                                                                                   92,186
         9,000   Mitsubishi Heavy Industries Ltd.                                                            73,486
        17,000(b)Nachi Fujikoshi Corp.                                                                       69,851


FEDERATED ASIA PACIFIC GROWTH FUND

                                                                                                       VALUE IN
     SHARES                                                                                          U.S. DOLLARS
 COMMON STOCKS -- CONTINUED
                 JAPAN -- CONTINUED
                 MACHINERY & ENGINEERING -- CONTINUED
         5,000   Nissei ASB Machine Co.                                                               $      69,798
        14,000   Tsubakimoto Chain                                                                           82,476
                     Total                                                                                  463,021
                 MERCHANDISING -- 2.0%
           100   Iuchi Seieido Co., Ltd.                                                                      3,644
         5,000   Mycal Corp.                                                                                 74,627
         5,000   Takashimaya Co.                                                                             66,725
                    Total                                                                                   144,996
                 MISCELLANEOUS MATERIALS & COMMODITIES -- 0.1%
           400   Sanyo Pax Co., Ltd.                                                                          6,778
                 PHARMACEUTICALS -- 1.5%
         5,000   Taisho Pharmaceutical Co.                                                                  111,501
                 REAL ESTATE -- 2.3%
         3,000(b)Meiwa Estate                                                                                87,445
        18,000(b)Tokyo Tatemono Co., Ltd.                                                                    82,494
                              Total                                                                         169,939
                 RECREATION, OTHER CONSUMER GOODS -- 4.1%
         5,000   Fuji Photo Film - Ord                                                                      156,716
         2,000   Nintendo Corp., Ltd.                                                                       141,352
                     Total                                                                                  298,068
                 TOBACCO -- 1.1%
            12(a)Japan Tobacco Inc.                                                                          85,443
                 TELECOMMUNICATIONS -- 1.1%
            11   DDI Corp.                                                                                   78,709
                     TOTAL JAPAN                                                                          3,621,352


FEDERATED ASIA PACIFIC GROWTH FUND

                                                                                                       VALUE IN
     SHARES                                                                                          U.S. DOLLARS
 COMMON STOCKS -- CONTINUED
                 KOREA, REPUBLIC OF -- 2.8%
                 BANKING -- 0.6%
         1,900   Korea Exchange Bank                                                                  $      17,878
         1,500   Shinhan Bank                                                                                26,491
                     Total                                                                                   44,369
                 BEVERAGE & TOBACCO -- 0.4%
           200   Lotte Chilsung Beverage Co.                                                                 28,228
                 BUILDING MATERIALS & COMPONENTS -- 0.2%
           750   Chonggu Housing & Construction                                                              17,190
                 FINANCIAL SERVICES -- 0.2%
         1,500   Dongsuh Securities Co.                                                                      17,009
                 FOREST PRODUCTS & PAPER -- 0.2%
           750   Hankuk Paper Manufacturing Co.                                                              17,009
                 HEALTH & PERSONAL CARE -- 0.3%
         1,170   Pacific Corp.                                                                               21,877
                 INDUSTRIAL COMPONENTS -- 0.3%
           250   Dongah Tire Ind                                                                             18,095
                 METALS - STEEL -- 0.3%
         1,000   Dongkuk Steel Mill                                                                          19,422
                 TELECOMMUNICATIONS -- 0.3%
         1,450(b)Korea Mobile Telecomm Corp., ADR                                                            18,850
                     TOTAL KOREA, REPUBLIC OF                                                               202,049
                 MALAYSIA -- 5.8%
                 ELECTRONIC COMPONENTS, INSTRUMENTS -- 0.7%
        12,000   Malaysian Pacific Industries                                                                48,912


FEDERATED ASIA PACIFIC GROWTH FUND

                                                                                                       VALUE IN
     SHARES                                                                                          U.S. DOLLARS
 COMMON STOCKS -- CONTINUED
                 MALAYSIA -- CONTINUED
                 FINANCIAL SERVICES -- 2.1%
        39,000   Malaysian Industrial Development Bhd                                                $       80,253
        34,666   Public Bank Bhd                                                                             74,079
                     Total                                                                                  154,332
                 MACHINERY & ENGINEERING -- 0.3%
         5,000   UMW Holdings Bhd                                                                            23,744
                 MERCHANDISING -- 1.0%
        15,000   Kentucky Fried Chicken Berhad                                                               66,482
         3,000(b)Kentucky Fried Chicken Berhad, Warrants                                                      3,657
                     Total                                                                                   70,139
                 MULTI-INDUSTRY -- 0.6%
        23,000   Time Engineering                                                                            43,142
                 REAL ESTATE -- 0.7%
        23,000   Eastern and Oriental Berhad                                                                 50,059
                 TRANSPORTATION - ROAD & RAIL -- 0.4%
         9,000   Metacorp Berhad                                                                             27,780
                     TOTAL MALAYSIA                                                                         418,108
                 NEW ZEALAND -- 4.0%
                 BUILDING MATERIALS & COMPONENTS -- 1.5%
        40,000   Fletcher Challenge Building                                                                112,376
                 FOOD PROCESSING -- 0.9%
        70,000   Wrightson Ltd.                                                                              62,233
                 TRANSPORTATION - AIRLINES -- 1.6%
        44,000   Air New Zealand Ltd., Class B                                                               115,789
                     TOTAL NEW ZEALAND                                                                      290,398


FEDERATED ASIA PACIFIC GROWTH FUND

                                                                                                       VALUE IN
     SHARES                                                                                          U.S. DOLLARS
 COMMON STOCKS -- CONTINUED
                 PAKISTAN -- 0.4%
                 BANKING -- 0.2%
        20,000(b)Faysal Bank                                                                        $        11,976
                 ENERGY SOURCES -- 0.2%
           630(b)Hub Power Co., GDR                                                                          13,545
                    TOTAL PAKISTAN                                                                           25,521
                 PHILIPPINES -- 1.6%
                 BANKING -- 0.4%
         2,200   Philippine Commercial International Bank                                                    29,293
                 CONSTRUCTION & HOUSING -- 0.2%
        49,924(b)Davao Union Cement Corp., Class B                                                           16,334
                 ENERGY SOURCES -- 0.7%
       195,000   Belle Corp.                                                                                 51,929
                 REAL ESTATE -- 0.3%
        64,050(b)Filinvest Land, Inc.                                                                        22,661
                    TOTAL PHILIPPINES                                                                       120,217
                 SINGAPORE -- 4.2%
                 AUTOMOBILE -- 0.6%
         4,000   Cycle & Carriage Ltd.                                                                       45,348
                 BANKING -- 0.7%
         5,000   United Overseas Bank Ltd.                                                                   53,119
                 BROADCASTING & PUBLISHING -- 0.5%
         2,000   Singapore Press Holdings Ltd.                                                               37,790
                 MACHINERY & ENGINEERING -- 0.9%
         7,000   Far East Levingston Shipbuilding Ltd.                                                       37,184
         5,000   Sembawang Corp. Ltd.                                                                        27,094
                     Total                                                                                   64,278


FEDERATED ASIA PACIFIC GROWTH FUND

                                                                                                       VALUE IN
     SHARES                                                                                          U.S. DOLLARS
 COMMON STOCKS -- CONTINUED
                 SINGAPORE -- CONTINUED
                 MISCELLANEOUS MATERIALS & COMMODITIES -- 0.4%
        43,700   Roly International Holdings                                                         $       28,842
                 MULTI-INDUSTRY -- 0.5%
        13,000   Wing Tai Holdings, Ltd.                                                                     35,594
                 REAL ESTATE -- 0.6%
         5,000   City Developments                                                                           44,207
                   TOTAL SINGAPORE                                                                          309,178
                 THAILAND -- 1.8%
                 BANKING -- 0.6%
         1,500   Bangkok Bank Public Co., Ltd.                                                               17,149
         4,200   Krung Thai Bank PLC                                                                         12,004
        13,000   Siam City Bank                                                                              15,270
                    Total                                                                                    44,423
                 ELECTRONIC COMPONENTS, INSTRUMENTS -- 0.2%
         3,300   Hana Microelectronics Co., Ltd.                                                             17,701
                 FINANCIAL SERVICES -- 0.6%
        13,300   Industrial Finance Corporation of Thailand                                                  41,920
                 UTILITIES - ELECTRICAL & GAS -- 0.4%
         1,700   PTT Exploration and Production Public Co.                                                   25,027
                   TOTAL THAILAND                                                                           129,071
                   TOTAL COMMON STOCKS (IDENTIFIED COST $6,946,227)                                       7,073,619


FEDERATED ASIA PACIFIC GROWTH FUND

    SHARE OR
    PRINCIPAL
     AMOUNT                                                                                               VALUE
 CORPORATE BOND -- 0.3%
                 JAPAN -- 0.3%
                 BANKING -- 0.3%
 $   2,000,000(a)Sumitomo Bank Ltd., Osaka, Conv. Bond, .75%, 5/31/2001
                 (IDENTIFIED COST $18,360)                                                           $       19,074
 PREFERRED STOCK -- 0.8%
                 JAPAN -- 0.8%
                 FINANCIAL SERVICES -- 0.8%
             1(a)Sakura Finance (Bermuda), Conv. Pfd., Series 144A
                 (IDENTIFIED COST $54,397)                                                                   56,832
 (C)REPURCHASE AGREEMENT -- 4.5%
 $     325,000   BT Securities Corporation, 5.72%, dated 11/29/1996, due 12/2/1996
                 (AT AMORTIZED COST)                                                                        325,000
                      TOTAL INVESTMENTS (IDENTIFIED COST $7,343,984)(D)                               $   7,474,525

(a) Non-income producing security.

(b) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At November 30, 1996, these securities amounted to $1,088,317 which represents 14.99% of net assets.

(c) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

(d) The cost of investments for federal tax purposes amounts to $7,349,310. The net unrealized appreciation of investments on a federal tax basis amounts to $125,215 which is comprised of $437,280 appreciation and $312,065 depreciation at November 30, 1996.

Note: The categories of investments are shown as a percentage of net assets ($7,262,076) at November 30, 1996.

The following acronyms are used throughout this portfolio:

ADR -- American Depositary Receipt
GDR -- Global Depositary Receipt
PLC -- Public Limited Company

(See Notes which are an integral part of the Financial Statements)

FEDERATED ASIA PACIFIC GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 1996

 ASSETS:
 Total investments in securities, at value (identified cost $7,343,984 and tax cost                  $ 7,474,525
 $7,349,310)
 Cash                                                                                                      4,033
 Income receivable                                                                                         6,222
 Receivable for investments sold                                                                         144,593
 Receivable for shares sold                                                                              279,426
    Total assets                                                                                       7,908,799
 LIABILITIES:
 Payable for investments purchased                                                        $ 608,571
 Payable for taxes withheld                                                                     630
 Net payable for foreign exchange contracts                                                   1,700
 Accrued expenses                                                                            35,822
    Total liabilities                                                                                    646,723
 Net Assets for 709,939 shares outstanding                                                           $ 7,262,076
 NET ASSETS CONSIST OF:
 Paid in capital                                                                                     $ 7,139,312
 Net unrealized appreciation of investments and translation of assets and liabilities in                 128,090
 foreign currency
 Accumulated net realized loss on investments and foreign currency transactions                          (3,139)
 Net investment loss                                                                                     (2,187)
    Total Net Assets                                                                                 $ 7,262,076
 NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
 CLASS A SHARES:
 Net Asset Value Per Share ($4,592,518 / 448,080 shares outstanding)                                      $10.25
 Offering Price Per Share (100/94.50 of $10.25)*                                                          $10.85
 Redemption Proceeds Per Share                                                                            $10.25
 CLASS B SHARES:
 Net Asset Value Per Share ($2,272,521 / 222,921 shares outstanding)                                      $10.19
 Offering Price Per Share                                                                                 $10.19
 Redemption Proceeds Per Share (94.50/100 of $10.19)**                                                    $ 9.63
 CLASS C SHARES:
 Net Asset Value Per Share ($397,037 / 38,938 shares outstanding)                                         $10.20
 Offering Price Per Share                                                                                 $10.20
 Redemption Proceeds Per Share (99.00/100 of $10.20)**                                                    $10.10

* See "What Shares Cost" in the Prospectus.

** See "Contingent Deferred Sales Charge" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)

FEDERATED ASIA PACIFIC GROWTH FUND

STATEMENT OF OPERATIONS

PERIOD ENDED NOVEMBER 30, 1996(A)

 INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $6,606)                                                   $  54,510
 Interest                                                                                                 26,323
     Total income                                                                                         80,833
 EXPENSES:
 Investment advisory fee                                                                  $    48,769
 Administrative personnel and services fee                                                    141,023
 Custodian fees                                                                                43,686
 Transfer and dividend disbursing agent fees and expenses                                      45,438
 Legal fees                                                                                    10,870
 Portfolio accounting fees                                                                     62,616
 Distribution services fee -- Class B Shares                                                    6,544
 Distribution services fee -- Class C Shares                                                    1,629
 Shareholder services fee -- Class A Shares                                                     8,360
 Shareholder services fee -- Class B Shares                                                     2,181
 Shareholder services fee -- Class C Shares                                                       543
 Share registration costs                                                                       8,606
 Printing and postage                                                                          13,015
 Insurance premiums                                                                             3,609
 Miscellaneous                                                                                  4,524
     Total expenses                                                                           401,413
 Waivers and reimbursements --
     Waiver of investment advisory fee                                     $  (48,769)
     Reimbursement of other operating expenses                               (262,290)
          Total waivers and reimbursements                                                   (311,059)
                Net expenses                                                                              90,354
                 Net operating loss                                                                       (9,521)
 REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized loss on investments and foreign currency transactions                                      (18,571)
 Net change in unrealized appreciation of investments and translation of assets and liabilities in       128,090
 foreign currency
     Net realized and unrealized gain on investments and foreign                                         109,519
     currency transactions
          Change in net assets resulting from operations                                               $  99,998

(a) For the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

(See Notes which are an integral part of the Financial Statements)

FEDERATED ASIA PACIFIC GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                                                               PERIOD ENDED
                                                                                               NOVEMBER 30,
                                                                                                  1996(A)
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS --
 Net operating loss                                                                           $     (9,521)
 Net realized loss on investments and foreign currency transactions
 ($3,404 net gain as computed for federal tax purposes)                                            (18,571)
 Net change in unrealized appreciation of investments and translation of
 assets and liabilities in foreign currency                                                        128,090
   Change in net assets resulting from operations                                                   99,998
 SHARE TRANSACTIONS --
 Proceeds from sale of shares                                                                   14,841,199
 Cost of shares redeemed                                                                        (7,679,121)
   Change in net assets resulting from share transactions                                        7,162,078
      Change in net assets                                                                       7,262,076
 NET ASSETS:
 Beginning of period                                                                                  --
 End of period                                                                                $  7,262,076

(a) For the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

(See Notes which are an integral part of the Financial Statements)

FEDERATED ASIA PACIFIC GROWTH FUND

FINANCIAL HIGHLIGHTS -- CLASS A SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                                                 PERIOD ENDED
                                                                                                 NOVEMBER 30,
                                                                                                    1996(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                                                              $10.00
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                                                              0.00
  Net realized and unrealized gain on investments and foreign currency                               0.25
  Total from investment operations                                                                   0.25
 NET ASSET VALUE, END OF PERIOD                                                                    $10.25
 TOTAL RETURN(B)                                                                                     2.50%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                                                           1.85%*
  Net investment income                                                                                 --
  Expense waiver/reimbursement(c)                                                                    7.02%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                                                           $4,593
  Average commission rate paid                                                                     $0.0039
  Portfolio turnover                                                                                    99%

* Computed on an annualized basis.

(a) Reflects operations for the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED ASIA PACIFIC GROWTH FUND

FINANCIAL HIGHLIGHTS -- CLASS B SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                                                 PERIOD ENDED
                                                                                                 NOVEMBER 30,
                                                                                                    1996(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                                                                $10.00
 INCOME FROM INVESTMENT OPERATIONS
  Net operating loss                                                                                  (0.03)
  Net realized and unrealized gain on investments and foreign currency                                 0.22
  Total from investment operations                                                                     0.19
 NET ASSET VALUE, END OF PERIOD                                                                      $10.19
 TOTAL RETURN(B)                                                                                       1.90%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                                                             2.60%*
  Net operating loss                                                                                  (0.86%)*
  Expense waiver/reimbursement(c)                                                                      7.02%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                                                             $2,273
  Average commission rate paid                                                                       $0.0039
  Portfolio turnover                                                                                      99%

* Computed on an annualized basis.

(a) Reflects operations for the period from February 28, 1996 (date of initial public offering) to November 30, 1996.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net operating loss ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED ASIA PACIFIC GROWTH FUND

FINANCIAL HIGHLIGHTS -- CLASS C SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                                                 PERIOD ENDED
                                                                                                 NOVEMBER 30,
                                                                                                    1996(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                                                                 $10.00
 INCOME FROM INVESTMENT OPERATIONS
  Net operating loss                                                                                   (0.05)
  Net realized and unrealized gain on investments and foreign currency                                  0.25
  Total from investment operations                                                                      0.20
 NET ASSET VALUE, END OF PERIOD                                                                       $10.20
 TOTAL RETURN(B)                                                                                        2.00%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                                                              2.60%*
  Net operating loss                                                                                   (0.90%)*
  Expense waiver/reimbursement(c)                                                                       7.02%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                                                               $397
  Average commission rate paid                                                                       $0.0039
  Portfolio turnover                                                                                      99%

* Computed on an annualized basis.

(a) Reflects operations for the period from February 28, 1996 (date of initial public offering) to November 30, 1996.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net operating loss ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED ASIA PACIFIC GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 1996

1. ORGANIZATION

World Investment Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Corporation consists of seven portfolios. The financial statements included herein are only those of Federated Asia Pacific Growth Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

The Fund offers three classes of shares: Class A Shares, Class B Shares, and Class C Shares.

The Fund seeks to provide long-term growth of capital.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS -- Foreign equity securities are valued at the last sale price reported on a national securities exchange or the over the counter market. In the absence of recorded sales for equity securities they are recorded according to the mean between the last closing bid and asked prices. Short-term domestic and foreign securities are valued at the prices provided by an independent pricing service. However, short-term domestic and foreign securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS -- It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS -- Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, and net operating losses. The following reclassifications have been made to the financial statements.

                INCREASE (DECREASE)
                                         UNDISTRIBUTED NET
                                        INVESTMENT INCOME/
                     ACCUMULATED     ACCUMULATED DISTRIBUTIONS
                    NET REALIZED         IN EXCESS OF NET
 PAID-IN CAPITAL      GAIN/LOSS           INVESTMENT LOSS
    $(22,766)          $15,432                $7,334

Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.

FEDERAL TAXES -- It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary. However, federal taxes may be imposed on the Fund upon the disposition of certain investments in passive foreign investment companies. Withholding taxes on foreign interest and dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

FOREIGN EXCHANGE CONTRACTS -- The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counter-parts to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

At November 30, 1996, the Fund had outstanding foreign currency commitments as set forth below:

                                                                     UNREALIZED
 SETTLEMENT      CONTRACTS TO       IN EXCHANGE    CONTRACTS AT     APPRECIATION
 DATE           DELIVER/RECEIVE         FOR           VALUE        (DEPRECIATION)
 12/02/96  1,166,513 Hong Kong         $150,878     $150,868         $    (10)
            Dollar
 12/02/96  3,756,283 Japanese Yen        32,956       32,979               23
 12/04/96  113,181 Malaysian             44,877       44,788              (89)
            Ringit
 12/04/96  161,045 New Zealand          114,954      114,541             (413)
            Dollar
 12/04/96  39,826 Singapore              28,427       28,397              (30)
            Dollar
 12/03/96  17,850 Japanese Yen              157          157              --
 12/03/96  163,240 New Zealand          114,921      116,102           (1,181)
            Dollar
     Total                                                           $ (1,700)

FOREIGN CURRENCY TRANSLATION -- The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

RESTRICTED SECURITIES -- Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

Additional information on each restricted security held at November 30, 1996 is as follows:

                                                                     ACQUISITION                     ACQUISITION
 SECURITY                                                               DATES                            COST
 Aristocrat Leisure Ltd.                                    11/22/96, 11/21/96, 6/27/96                  $82,376
 Cinema Plus Ltd.                                      11/22/96, 11/21/96, 10/25/96, 9/28/96              89,738
 Orogen Minerals Ltd.                                                11/14/96                             46,321
 Orogen Minerals Ltd.                                                10/31/96                             47,511
 Shanghai Industrial Holdings Ltd.                               5/22/96, 10/31/96                        24,719
 Cheung Kong                                                          5/27/96                             78,965
 China Resources Beijing Land                                         11/5/96                              3,700
 Winsor Property Holdings Ltd.                                       10/25/96                             35,467
 Mahindra and Mahindra, GDR                                      8/26/96, 2/26/96                         19,150
 Crompton Greaves Ltd., GDR                                   8/26/96, 7/1/96, 7/2/96                     29,598
 Bombay Suburban Electric Supply, GDR                                 2/29/96                             28,800
 Larsen & Tiubro Ltd., GDR                                   8/29/96, 8/27/96, 3/1/96                     23,413
 Hindalco Industries Ltd., GDR                                   9/24/96, 2/26/96                         11,025
 Steel Authority of India, GDR                                        3/6/96                              12,975
 PT Bank Negara Indonesia                                            10/25/96                              9,776
 People Co. Ltd.                                                  9/26/96, 9/2/96                        148,718
 Nachi Fujikoshi Corp.                                                2/27/96                             72,878
 Meiwa Estate                                                         2/26/96                             90,487
 Tokyo Tatemono Co. Ltd                                          2/27/96, 9/26/96                         96,947
 Korea Mobile Telecomm Corp. ADR                                      10/8/96                             20,300
 Kentucky Fried Chicken Berhad, Warrants                             10/17/96                              3,992
 Faysal Bank                                                         10/24/96                             11,390
 Hub Power Co., GDR                                              10/24/96, 5/3/96                         13,771
 Davao Union Cement Corp., Class B                               11/20/96, 7/26/96                        16,265
 Filinvest Land, Inc                                             5/15/96, 2/27/96                         19,407


USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER -- Investment transactions are accounted for on the trade date.

3. CAPITAL STOCK

At November 30, 1996, par value shares ($ 0.001 per share) authorized were as follows:

                                     NUMBER OF SHARES
                                   OF PAR VALUE CAPITAL
CLASS NAME                           STOCK AUTHORIZED

Class A Shares                        135,000,000
Class B Shares                        135,000,000
Class C Shares                        135,000,000
   Total                              405,000,000

Transactions in capital stock were as follows:

                                                                                      PERIOD ENDED
                                                                                   NOVEMBER 30, 1996(A)
 CLASS A SHARES                                                              SHARES                   AMOUNT
 Shares sold                                                               1,121,851              $   11,556,721
 Shares redeemed                                                            (673,771)                 (7,122,242)
  Net change resulting from Class A Share transactions                       448,080              $    4,434,479
                                                                                       PERIOD ENDED
                                                                                   NOVEMBER 30, 1996(B)
 CLASS B SHARES                                                              SHARES                 AMOUNT
 Shares sold                                                                 251,041              $    2,607,100
 Shares redeemed                                                             (28,120)                   (287,998)
  Net change resulting from Class B Share transactions                       222,921              $    2,319,102
                                                                                       PERIOD ENDED
                                                                                   NOVEMBER 30, 1996(B)
 CLASS C SHARES                                                              SHARES                  AMOUNT
 Shares sold                                                                  64,647              $      677,378
 Shares redeemed                                                             (25,709)                   (268,881)
  Net change resulting from Class C Share transactions                        38,938              $      408,497
   Net change resulting from share transactions                              709,939              $    7,162,078


(a) For the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

(b) For the period from February 28, 1996 (date of initial public offering) to November 30, 1996.

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE -- Federated Global Research Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 1.10% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

ADMINISTRATIVE FEE -- Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE -- The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A, Class B, and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

                                 PERCENTAGE OF AVERAGE
 SHARE CLASS NAME              DAILY NET ASSETS OF CLASS
 Class A Shares                        0.25%
 Class B Shares                        0.75%
 Class C Shares                        0.75%

Class A Shares did not incur a distribution services fee for the period ended November 30, 1996, and has no present intention of paying or accruing a distribution services fee.

SHAREHOLDER SERVICES FEE -- Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES -- FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES -- FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES -- Organizational expenses of $48,248 were borne initially by the Adviser. The Fund has agreed to reimburse the Adviser for the organizational expenses during the five-year period following effective date. For the period ended November 30, 1996, the Fund paid $2,680 pursuant to this agreement.
GENERAL -- Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended November 30, 1996, were as follows:

PURCHASES $12,335,497

SALES $ 5,281,767

6. CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

To the Directors and Shareholders of
WORLD INVESTMENT SERIES, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Asia Pacific Growth Fund (a portfolio of World Investment Series, Inc.) as of November 30, 1996, the related statement of operations, the statement of changes in net assets, and financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Asia Pacific Growth Fund of World Investment Series, Inc. at November 30, 1996, and the results of its operations, changes in its net assets, and financial highlights for the period then ended, in conformity with generally accepted accounting principles.

                                                          ERNST & YOUNG LLP

Pittsburgh, Pennsylvania
January 17, 1997


Directors

John F. Donahue
Thomas G. Bigley
John T. Conroy, Jr.
William J. Copeland
James E. Dowd
Lawrence D. Ellis, M.D.
Richard B. Fisher
Edward L. Flaherty, Jr.
Peter E. Madden
Gregor F. Meyer
John E. Murray, Jr.
Wesley W. Posvar
Marjorie P. Smuts


Officers
John F. Donahue
Chairman

Richard B. Fisher
President

J. Christopher Donahue
Executive Vice President

Edward C. Gonzales
Executive Vice President

John W. McGonigle
Executive Vice President, Treasurer, and Secretary

J. Crilley Kelly
Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.


[Graphicl

Federated Investors

Federated Investors Tower
Pittsburgh, PA 15222-3779

Federated Securities Corp. is the distributor of the fund and is a subsidiary of Federated Investors.

Cusip 981487507
Cusip 981487606
Cusip 981487705
G01934-01 (1/97)



Federated Emerging
Markets Fund

[Graphic]

Annual Report
November 30, 1996
Established 1996
INTERNATIONAL

President's Message

[Graphic]

Dear Fellow Shareholder:

I am pleased to present the first Annual Report to shareholders of Federated Emerging Markets Fund. This report contains information about the fund from February 28, 1996, the date of inception, through November 30, 1996. This international stock fund is designed for long-term growth of capital through ownership of corporations in emerging market countries.+ The countries are found in Africa, Latin America, most of Asia and parts of Europe. Currently, the fund's holdings represent 26 countries and 214 corporations. The fund's assets total $21.9 million as of November 30, 1996.

The report begins with a discussion by portfolio manager, Jolanta Wysocka, Vice President, Federated Global Research Corp. Her discussion covers emerging market economic and market conditions and fund strategy. Following her commentary is a complete list of the fund's investments and the financial statements.

The fund offers shareholders significant long-term investment opportunities from a select portfolio of many large- and small-company stocks issued by international emerging companies. It is important to remember that the true measure of this fund's performance is clearly in years rather than months. There will be periods of short-term fluctuation, of negative as well as positive returns. The fund's performance was positive, and assets grew nicely.
With that in mind, as of November 30, 1996, Federated Emerging Markets Fund delivered a total return of: Class A Shares, 11.00%; Class B Shares, 10.40%; and Class C Shares 10.50% based on net asset value.* The fund's broad diversification across many stock issues, with holdings averaging less than 1% of the fund's total assets in any one stock, helped the fund share value increase.

* Performance quoted represents past performance. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period based on offering price for Class A, B, and C Shares were 4.91%, 4.90%, and 9.50%, respectively.

+ Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards. In addition, emerging markets structures may be less diverse and mature, and their political systems may be less stable.

Please take this opportunity to read about the fund's strategy. We will continue to keep you up-to-date on the details of your investment on a regular basis. You may add to your investment account at any time and thus increase the number of shares you own for future income. I recommend you add to your account on a regular basis to take advantage of price fluctuations and dollar-cost averaging.++

Thank you for your investment in Federated Emerging Markets Fund and for the confidence you have placed in our firm.

Sincerely,

[Graphic]

Richard B. Fisher
President
January 15, 1997

++ Dollar-cost averaging does not ensure a profit or protect against loss in declining markets. Since such a plan of investing involves continuous investing regardless of fluctuating price levels, investors should consider whether to continue to invest in periods of low price levels.

Investment Review

[Graphic]

Jolanta Wysocka
Vice President
Federated Global
Research Corp.

[Graphic]

WHAT IS YOUR ANALYSIS OF THE EMERGING MARKET ARENA SINCE THE FUND BEGAN
OPERATION?

In general, 1996 has been a volatile period in emerging markets. Broad-based indexes posted single-digit gains for the year; however all of these gains were realized during the first quarter of the year.

Europe and Russia captivated investor attention throughout the year. All of the European markets posted strong double-digit gains led by a rise of over 100% in the Russian equity market. Improvements in the political stability of the region, as well as macroeconomic improvements combined with attractive valuations, provided a positive environment for significant rallies in equity prices.
Latin American countries continued along the path of economic recovery. Individual country performance varied throughout the region with Brazil being the strongest market and Chile the weakest.

Asian markets exhibited a great deal of volatility throughout the year as investors shied away from Korea and Thailand (both posting over 50% losses for the year) and favored the Philippines, China, and Malaysia.

The South African market was one of extreme disappointment this year as the currency devalued sharply and investors realized that inflated expectations leave plenty of room for disappointment.

[Graphic]

WHAT WAS THE FUND'S INVESTMENT STRATEGY THIS YEAR?

Federated Emerging Markets Fund's strategy is designed to capture the returns of developing markets. Premium returns are sought through participation in the long-term economic growth in these markets. The fund pursues its objective through a top-down contrarian approach using a unique methodology of country selection and allocation. This past year, we were overweighted in Europe and underweighted in Asia. Eliminating South Africa and Korea from the country lineup helped us in avoiding significant losses in both of these markets this year.

The fund's strong performance relative to the emerging market benchmarks can be attributed mainly to country selection and allocation. Stock selection was positive this past year, however, its contribution to the overall outperfomance was relatively less significant.

[Graphic]

HOW DID FEDERATED EMERGING MARKETS FUND PERFORM DURING THE PERIOD COMPARED TO ITS BENCHMARK AND THE UNIVERSE OF EMERGING MARKETS FUNDS?

In the nine-month period since the fund began operation on February 28, 1996, it has delivered a strong total return. Total returns based on net asset value were: Class A Shares, 11.00%; Class B Shares, 10.40%; and Class C Shares 10.50%.* By comparison, the fund's benchmark, the International Finance Corporation Investable Composite Index,** was negative: (1.12%) during the same period of time.

* Performance quoted represents past performance. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period based on offering price for Class A, Class B, and Class C Shares were 4.91%, 4.90%, and 9.50%, respectively.

** International Finance Corporation Investable Composite Index is an investable, unmanaged market capitalization-weighted index of over 1,000 securities in 26 emerging market countries. Investments may not be made in an index.

[Graphic]

WHAT COUNTRIES WERE REPRESENTED IN THE PORTFOLIO AS OF NOVEMBER 30, 1996?

The portfolio was well diversified across the following countries:

                      PERCENTAGE
 BREAKDOWN          OF NET ASSETS
 Argentina              6.54%
 Mexico                 6.52%
 Poland                 6.34%
 Brazil                 6.08%
 Russia                 5.86%
 Greece                 5.80%
 India                  5.66%
 Portugal               5.44%
 Turkey                 5.34%
 Peru                   5.23%
 Chile                  4.38%
 Mauritius              4.30%
 Hungary                4.08%
 Czech Republic         3.98%
 Indonesia              3.73%
 Malaysia               2.88%
 Philippines            2.67%
 Thailand               2.19%
 Croatia                1.75%
 China                  1.39%
 Hong Kong              1.33%
 Pakistan               1.22%
 Egypt                  0.66%
 Colombia               0.48%
 Uruguay                0.36%


[Graphic]

WHAT WERE THE FUND'S TOP HOLDINGS?

The top 10 holdings at the end of the period were as follows:

                                                        % OF
                                                        NET
 NAME                                  COUNTRY         ASSETS        INDUSTRY
 Irkutskenergo RDC                     Russia          1.47%      Utilities --
                                                                  Electrical & Gas
 Lukoil Oil Co., ADR                   Russia          1.35%      Energy -- Oil & Gas
 Commerce Asset Holdings Bhd           Malaysia        1.25%      Banking
 PT Bank International Indonesia       Indonesia       1.24%      Banking
 Mosenergo, ADR, 144A                  Russia          1.23%      Utilities --
                                                                  Electrical & Gas
 Hub Power Co., GDR                    Pakistan        1.22%      Energy Sources
 Zagrebacka Banka, GDR                 Croatia         1.16%      Banking
 Celulosa Argentina S.A.               Argentina       1.04%      Forest Products
                                                                  & Paper
 Belle Corp.                           Philippines     0.91%      Energy Sources
 United Engineers Ltd.                 Malaysia        0.91%      Machinery &
                                                                  Engineering


[Graphic]

WHAT IS YOUR CURRENT OUTLOOK FOR EMERGING MARKETS, AND WHAT IS YOUR STRATEGY FOR THE FUND AS WE ENTER 1997?

Our long-term outlook for emerging markets remains bullish. Equities in the developing countries should continue to be the beneficiaries of rapid economic growth, falling inflation rates, lowering of trade barriers as well as improvements in the political stability throughout the globe.

Going forward, the developing economies should also continue to benefit from investment flows as well as access to modern technology and know-how.

Emerging markets offer not only growth potential, but also diversification benefits. It is likely that some of the gains taken in the U.S. market could be reallocated to emerging markets, which have underperformed for the past 3 years. There is certainly room for asset rebalancing as emerging markets continue to be underrepresented in investors' portfolios with an average allocation of just over 2%, while they represent an over 7% share of the global equity capitalization, 20% of global Gross Domestic Product, and 85% of global population.

Shareholders of the Federated Emerging Markets Fund are uniquely positioned to participate in this exciting asset class through a long-term, diversified global strategy.

Where in the world should
you invest?

[Graphic]
FEDERATED ASIA PACIFIC GROWTH FUND
[Graphic]
FEDERATED EMERGING MARKETS FUND
[Graphic]
FEDERATED EUROPEAN GROWTH FUND
[Graphic]
FEDERATED INTERNATIONAL EQUITY FUND
[Graphic]
FEDERATED INTERNATIONAL HIGH INCOME FUND
[Graphic]
FEDERATED INTERNATIONAL INCOME FUND
[Graphic]
FEDERATED INTERNATIONAL SMALL COMPANY FUND
[Graphic]
FEDERATED LATIN AMERICAN GROWTH FUND
[Graphic]
FEDERATED WORLD UTILITY FUND

Employ highly qualified, experienced managers in global investing. Employ experts to select countries and companies outside the U.S. for long-term growth potential.

Call your investment representative to buy shares of 7 international equity funds and 2 international income funds from Federated Investors.

FOR MORE COMPLETE INFORMATION ABOUT ANY OF THESE FUNDS, CALL 1-800-341-7400 TO ASK FOR A PROSPECTUS AND READ IT CAREFULLY BEFORE YOU INVEST.

International investing involves special risks including currency risks, increased volatility of foreign securities, and differences in auditing and other financial standards.

SHAREHOLDER MEETING RESULTS
A Special Meeting of Shareholders of Blanchard Worldwide Emerging Markets Fund was held on August 16, 1996. On June 20, 1996, the record date for shareholders voting at the meeting, there were 1,161,120 total outstanding shares. The following item was considered by shareholders and the results of their voting were as follows:

                            ABSTENTIONS     WITHHELD
 AGENDA                     AND BROKER     AUTHORITY
 ITEM     FOR    AGAINST    NON-VOTES      TO VOTE

1. To approve or disapprove an agreement and plan of reorganization providing for the transfer of the assets of Blanchard Worldwide Emerging
Markets Fund to the Class A Shares of Federated Emerging Markets Fund, a portfolio of World Investment Series, Inc.

        661,658  12,571      18,659            0


FEDERATED EMERGING MARKETS FUND (CLASS A SHARES)

GROWTH OF $10,000 INVESTED IN FEDERATED EMERGING MARKETS FUND (CLASS A
SHARES)

The graph below illustrates the hypothetical investment of $10,000 in the Federated Emerging Markets Fund (Class A Shares) (the "Fund") from February 28, 1996 (start of performance) to November 30, 1996, compared to the International Finance Corporation Investable Composite Index (IFCICI).+

`Graphic representation ``J'' omitted.  See Appendix.''

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The IFCICI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The IFCICI has been adjusted to reflect reinvestment of dividends on securities in the index. This index is unmanaged.

FEDERATED EMERGING MARKETS FUND (CLASS B SHARES)

GROWTH OF $10,000 INVESTED IN FEDERATED EMERGING MARKETS FUND (CLASS B
SHARES)

The graph below illustrates the hypothetical investment of $10,000 in the Federated Emerging Markets Fund (Class B Shares) (the "Fund") from February 28, 1996 (start of performance) to November 30, 1996, compared to the International Finance Corporation Investable Composite Index (IFCICI).+

`Graphic representation ``K'' omitted.  See Appendix.''

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED,
THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a contingent deferred sales charge of 5.50% on any redemption less than 1 year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The IFCICI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The IFCICI has been adjusted to reflect reinvestment of dividends on securities in the index. This index is unmanaged.

FEDERATED EMERGING MARKETS FUND (CLASS C SHARES)

GROWTH OF $10,000 INVESTED IN FEDERATED EMERGING MARKETS FUND (CLASS C
SHARES)

The graph below illustrates the hypothetical investment of $10,000 in the Federated Emerging Markets Fund (Class C Shares) (the "Fund") from February 28, 1996 (start of performance) to November 30, 1996, compared to the International Finance Corporation Investable Composite Index (IFCICI).+

`Graphic representation ``L'' omitted.  See Appendix.''

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED,
THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a contingent deferred sales charge of 1.00% on any redemption less than 1 year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The IFCICI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The IFCICI has been adjusted to reflect reinvestment of dividends on securities in the index. This index is unmanaged.

FEDERATED EMERGING MARKETS FUND
PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 1996

                                                                                                    VALUE IN
     SHARES                                                                                        U.S. DOLLARS
 COMMON STOCKS -- 90.1%
 ARGENTINA -- 6.6%
                         BANKING -- 1.3%
         6,000           Banco Frances del Rio de la Plata S.A., ADR                              $    181,500
         9,100           Bansud S.A., Class B                                                          100,140
                          Total                                                                        281,640
                         BEVERAGE & TOBACCO -- 0.1%
         7,500           Nobleza Piccardo S.A.I.C. y F.                                                 31,138
                         ENERGY EQUIPMENT & SERVICES -- 0.5%
         8,000           Transportadora de Gas de Sur S.A., Class B, ADR                                99,000
                         ENERGY SOURCES -- 0.7%
         6,400           YPF Sociedad Anonima                                                          149,820
                         FOREST PRODUCTS & PAPER -- 1.0%
       820,000        (a)Celulosa Argentina S.A.                                                       228,052
                         METALS - STEEL -- 0.6%
        96,000        (a)Acindar Industria Argentina de Aceros S.A.                                    123,890
                         MULTI-INDUSTRY -- 1.4%
        26,195           Compania Naviera Perez Companc S.A., Class B                                  179,246
       100,000           Ledesma Agricola S.A.                                                         123,049
                          Total                                                                        302,295
                         TELECOMMUNICATIONS -- 1.0%
        17,000           Telecom Argentina S.A.                                                         67,858
        59,000           Telefonica de Argentina S.A., Class B                                         152,282
                          Total                                                                        220,140
                          TOTAL ARGENTINA                                                            1,435,975
 BRAZIL -- 1.5%
                         TELECOMMUNICATIONS -- 0.9%
         2,520           Telecomunicacoes Brasileras, ADR                                              190,890


FEDERATED EMERGING MARKETS FUND

                                                                                                    VALUE IN
     SHARES                                                                                        U.S. DOLLARS
 COMMON STOCKS -- CONTINUED
 BRAZIL -- CONTINUED
                         MISCELLANEOUS -- 0.0%
    49,000,000        (a)Texpar S.A.                                                              $        475
                         UTILITIES - ELECTRICAL & GAS -- 0.6%
   112,600,000           Cia Forca Luz Cataguazes Leo                                                  128,624
                          TOTAL BRAZIL                                                                 319,989
 CHILE -- 4.4%
                         BANKING -- 0.4%
         3,800           Banco O'Higgins, ADR                                                           87,400
                         BEVERAGE & TOBACCO -- 0.9%
         5,600           Compania Cervecerias Unidas S.A., ADR                                         107,800
         2,600           Embotelladora Andina S.A., ADR                                                 81,576
                          Total                                                                        189,376
                         MERCHANDISING -- 0.3%
         3,000           Santa Isabel S.A., ADR                                                         75,376
                         METALS - NON FERROUS -- 1.2%
         5,000           Madeco S.A., ADR                                                              118,750
         2,700           Sociedad Quimica Y Minera De Chile, ADR                                       140,400
                          Total                                                                        259,150
                         PHARMACEUTICALS -- 0.5%
         6,400           Laboratorio Chile, ADR                                                        112,000
                         TELECOMMUNICATIONS -- 0.5%
        20,000           Telex-Chile S.A., ADR                                                         112,500
                         UTILITIES - ELECTRICAL & GAS -- 0.6%
         4,500           Enersis S.A., ADR                                                             127,125
                          TOTAL CHILE                                                                  962,927
 CHINA -- 1.4%
                         ELECTRONIC COMPONENTS, INSTRUMENTS -- 0.3%
       147,200           Shanghai Diesel Engine Co. Ltd., Class B                                       61,824


FEDERATED EMERGING MARKETS FUND

                                                                                                    VALUE IN
     SHARES                                                                                        U.S. DOLLARS
 COMMON STOCKS -- CONTINUED
 CHINA -- CONTINUED
                         HOUSEHOLD APPLIANCES -- 0.2%
       124,800           Shanghai Shangling Electric Appliances Co. Ltd., Class B                 $     40,934
                         MISCELLANEOUS MATERIALS & COMMODITIES -- 0.3%
       148,000           Sinocan Holdings Ltd.                                                          62,209
                         TRANSPORTATION - ROAD & RAIL -- 0.3%
         1,950        (a)Guangshen Railway Co. Ltd., Class H, ADR                                       38,513
        39,000           Shanghai Dazhong Taxi Co., Class B                                             25,662
                          Total                                                                         64,175
                         UTILITIES - ELECTRICAL & GAS -- 0.3%
         4,200        (a)Huaneng Power International Inc., Class N, ADR                                 76,650
                          TOTAL CHINA                                                                  305,792
 COLOMBIA -- 0.5%
                         BANKING -- 0.3%
         3,400           Banco Industrial Colombiano, ADR                                               54,825
                         BUILDING MATERIALS & COMPONENTS -- 0.2%
         4,000           Cementos Diamante S.A., GDR                                                    50,500
                          TOTAL COLOMBIA                                                               105,325
 CROATIA -- 1.8%
                         BANKING -- 1.2%
        13,000     (a)(b)Zagrebacka Banka, GDR                                                         255,125
                         HEALTH & PERSONAL CARE -- 0.6%
         2,670     (a)(b)Pliva D.D., GDR                                                               129,495
                          TOTAL CROATIA                                                                384,620
 CZECH REPUBLIC -- 4.0%
                         BEVERAGE & TOBACCO -- 0.5%
         1,350        (a)Prazske Pivovary A.S.                                                         119,307
                         DATA PROCESSING & REPRODUCTION -- 0.4%
           660        (a)PVT                                                                            82,838


FEDERATED EMERGING MARKETS FUND

                                                                                                    VALUE IN
     SHARES                                                                                        U.S. DOLLARS
 CZECH REPUBLIC -- CONTINUED
                         FOREST PRODUCTS & PAPER -- 0.5%
         3,806        (a)Biocel Paskov AS                                                         $     99,895
                         MACHINERY & ENGINEERING -- 0.6%
         8,700        (a)CKD Praha Holding AS                                                          131,677
                         MANUFACTURING -- 0.8%
         3,100        (a)Ceska Zbrojovka A.S.                                                          186,533
                         TELECOMMUNICATIONS -- 0.5%
           950        (a)SPT Telekom A.S.                                                              107,313
                         UTILITIES - ELECTRICAL & GAS -- 0.7%
           800        (a)CEZ A.S.                                                                       28,056
         2,400        (a)Prvni Severozapadni                                                           118,365
                          Total                                                                        146,421
                          TOTAL CZECH REPUBLIC                                                         873,984
 EGYPT -- 0.7%
                         BUILDING MATERIALS & COMPONENTS -- 0.7%
         9,000     (a)(b)Suez Cement Co -- GDR                                                         144,450
                          TOTAL EGYPT                                                                  144,450
 GREECE -- 5.8%
                         BANKING -- 0.7%
         2,366           Alpha Credit Bank                                                             147,832
                         BEVERAGE & TOBACCO -- 0.5%
         3,900           Hellenic Bottling Co., S.A.                                                   112,492
                         BUILDING MATERIALS & COMPONENTS -- 0.7%
         2,800           Titan Cement Co.                                                              153,891
                         CONSTRUCTION & HOUSING -- 0.6%
        18,800           Proodeftiki S.A.                                                              123,526
                         ENGINEERING -- 0.5%
        18,400           Ergas                                                                         104,170


FEDERATED EMERGING MARKETS FUND

                                                                                                    VALUE IN
     SHARES                                                                                        U.S. DOLLARS
 COMMON STOCKS -- CONTINUED
 GREECE -- CONTINUED
                         FOOD PROCESSING -- 0.6%
         7,300           Goody's S.A.                                                             $    133,034
                         METALS - NON FERROUS -- 0.6%
         3,500           Aluminum of Greece S.A.                                                       135,016
                         MISCELLANEOUS MATERIALS & COMMODITIES -- 0.4%
         6,080           Hellas Can Packaging Manufacturers, S.A.                                       96,983
                         TELECOMMUNICATIONS -- 0.6%
         8,170        (b)Hellenic Telecommunications Organization                                      141,799
                         TRANSPORTATION - SHIPPING -- 0.6%
        18,500           Attica Enterprises S.A.                                                       125,377
                          TOTAL GREECE                                                               1,274,120
 HONG KONG -- 1.3%
                         CONSTRUCTION & HOUSING -- 0.6%
        45,000        (a)New World Infrastructure                                                      133,859
                         REAL ESTATE -- 0.4%
        70,000           Amoy Properties Ltd.                                                           97,775
                         TELECOMMUNICATIONS -- 0.3%
         2,400        (a)Asia Satellite Telecommunications Holdings Ltd., ADR                           60,900
                         UTILITIES - ELECTRICAL & GAS -- 0.0%
        40,000        (a)Star Paging International Holding, Ltd., Warrants                                 383
                          TOTAL HONG KONG                                                              292,917
 HUNGARY -- 4.1%
                         CHEMICALS -- 0.7%
         4,700           Pannonplast RT                                                                146,722
                         ENERGY SOURCES -- 0.7%
        13,600        (a)MOL Magyar Olajes Gazipari RT                                                 156,100
                         FOOD PROCESSING -- 0.7%
         3,200           Pick Szeged Rt                                                                159,430


FEDERATED EMERGING MARKETS FUND

                                                                                                    VALUE IN
     SHARES                                                                                        U.S. DOLLARS
 COMMON STOCKS -- CONTINUED
 HUNGARY -- CONTINUED
                         LEISURE & TOURISM -- 0.8%
         7,800        (a)Danubius Hotels RT                                                       $    171,185
                         MANUFACTURING -- 0.5%
         2,900           Zalakeramia Rt                                                                115,221
                         PHARMACEUTICALS -- 0.7%
         2,700           Gedeon Richter RT                                                             147,801
                          TOTAL HUNGARY                                                                896,459
 INDIA -- 5.9%
                         AUTOMOBILE -- 1.0%
         3,700        (b)Bajaj Auto Ltd., GDR                                                          103,600
         3,500     (a)(b)Mahindra and Mahindra, GDR                                                     36,750
         8,200        (b)Tata Engineering & Locomotive Co. Ltd., GDR                                    82,000
                          Total                                                                        222,350
                         BEVERAGE & TOBACCO -- 0.5%
        13,000     (a)(b)ITC Ltd., GDR                                                                 117,000
                         CHEMICALS -- 0.2%
         4,800           DCW, Ltd., GDR                                                                 14,400
        18,200        (b)Indo Gulf Fetrilizer & Chemical 144-A, GDR                                     10,920
         2,000        (a)Reliance Industries, GDR                                                       23,050
                          Total                                                                         48,370
                         CONSTRUCTION & HOUSING -- 0.5%
        13,480        (b)Gujarat Ambuja, GDR                                                           107,840
                         ENERGY EQUIPMENT & SERVICES -- 0.6%
         7,000     (a)(b)Bombay Suburban Electric Supply, GDR                                          138,250
                         FINANCIAL SERVICES -- 0.7%
        10,000     (a)(b)State Bank of India, GDR                                                      162,750
                         LEISURE & TOURISM -- 0.8%
         9,000     (a)(b)East India Hotels, GDR                                                        169,200


FEDERATED EMERGING MARKETS FUND

                                                                                                    VALUE IN
     SHARES                                                                                        U.S. DOLLARS
 COMMON STOCKS -- CONTINUED
 INDIA -- CONTINUED
                         MACHINERY & ENGINEERING -- 0.6%
         8,800     (a)(b)Larsen & Toubro Ltd., GDR                                                $    127,600
                         METALS - NON FERROUS -- 0.6%
         5,850           Hindalco Industries Ltd., GDR                                                 119,340
                         PHARMACEUTICALS -- 0.3%
        10,000           Dr. Reddy's Laboratories, GDR                                                  45,000
         1,100        (b)Ranbaxy Laboratories, GDR 144-A                                                21,175
                          Total                                                                         66,175
                         TEXTILES & APPAREL -- 0.1%
         2,100           Indian Rayon & Industries Ltd., GDR                                            15,540
                         UTILITIES - ELECTRICAL & GAS -- 0.0%
         7,000           Cesc Limited-Sponsored, GDR                                                     5,950
                          TOTAL INDIA                                                                1,300,365
 INDONESIA -- 3.7%
                         AUTOMOBILE -- 0.3%
        84,000           PT Gadjah Tunggal                                                              35,821
        14,000           PT United Tractors                                                             29,851
                          Total                                                                         65,672
                         BANKING -- 1.8%
       105,000           PT Bank Dagang Nasional                                                       104,104
       293,546           PT Bank International Indonesia                                               272,267
        28,800           PT Bank Tiara Asia                                                             28,554
                          Total                                                                        404,925
                         BEVERAGE & TOBACCO -- 0.1%
         5,000           PT Hanjaya Mandala Sampoerna                                                   25,480


FEDERATED EMERGING MARKETS FUND

                                                                                                    VALUE IN
     SHARES                                                                                        U.S. DOLLARS
 COMMON STOCKS -- CONTINUED
 INDONESIA -- CONTINUED
                         BUILDING MATERIALS & COMPONENTS -- 0.3%
        41,000           Keramika Indonesia Associates                                            $     47,207
         8,000           PT Semen Gresik                                                                24,392
                          Total                                                                         71,599
                         ENGINEERING -- 0.2%
        55,000           PT Bukaka Teknik Utama                                                         43,977
                         MANUFACTURING -- 0.5%
       238,000           PT Andayani Megah                                                             101,492
                         PHARMACEUTICALS -- 0.1%
        13,000           PT Darya Varia Laboratoria                                                     20,373
                         TELECOMMUNICATIONS -- 0.3%
         1,500           PT Indosat, ADR                                                                41,438
        18,000           PT Telekomunikasi Indonesia                                                    29,744
                          Total                                                                         71,182
                         TEXTILES & APPAREL -- 0.1%
        39,000           PT Concord Benefit Enterprise                                                  14,136
                          TOTAL INDONESIA                                                              818,836
 KOREA -- 0.0%
                         APPLIANCES & HOUSEHOLD DURABLES -- 0.0%
             2     (a)(b)Samsung Electronics Co., GDR                                                      101
                          TOTAL KOREA                                                                      101
 MALAYSIA -- 2.9%
                         BANKING -- 1.3%
        36,000           Commerce Asset Holdings Bhd                                                   274,951
                         FINANCIAL SERVICES -- 0.2%
         9,000           Rashid Hussain Bhd                                                             56,272
                         MACHINERY & ENGINEERING -- 0.9%
        22,000           United Engineers Ltd.                                                         199,367


FEDERATED EMERGING MARKETS FUND

                                                                                                    VALUE IN
     SHARES                                                                                        U.S. DOLLARS
 COMMON STOCKS -- CONTINUED
 MALAYSIA -- CONTINUED
                         MULTI-INDUSTRY -- 0.5%
        55,000           Renong Berhad                                                            $    101,425
                          TOTAL MALAYSIA                                                               632,015
 MAURITIUS -- 4.3%
                         BANKING -- 1.3%
        38,700        (a)Mauritius Commercial Bank                                                     140,447
       338,500           State Bank Mauritius                                                          149,771
                          Total                                                                        290,218
                         BEVERAGE & TOBACCO -- 0.3%
        11,177           Mauritius Breweries Ltd.                                                       68,346
                         ENERGY - OIL & GAS -- 0.4%
       183,500           Mauritius Oil Refineries Ltd.                                                  84,840
                         FINANCIAL SERVICES -- 0.2%
        13,500        (a)Fincorp Investment Co. Ltd.                                                    48,658
                         FOOD PROCESSING -- 0.2%
        17,211        (a)Mon Tresor & Mon Desert Ltd.                                                   32,086
                         INDUSTRIAL COMPONENTS -- 0.6%
        30,000           Rogers and Company Ltd.                                                       136,465
                         INSURANCE -- 0.3%
       130,000           British American Insurance Co.                                                 47,179
        16,977        (a)Swan Insurance Co., Ltd.                                                       27,852
                          Total                                                                         75,031
                         LEISURE & TOURISM -- 1.0%
       107,500        (a)Sun Resorts Ltd.                                                              186,515
        11,598           United Docks Ltd.                                                              21,968
                          Total                                                                        208,483
                          TOTAL MAURITIUS                                                              944,127


FEDERATED EMERGING MARKETS FUND

                                                                                                    VALUE IN
     SHARES                                                                                        U.S. DOLLARS
 COMMON STOCKS -- CONTINUED
 MEXICO -- 6.5%
                         BANKING -- 0.7%
        74,900           Grupo Financiero Banamex, Class B                                        $    147,768
         1,767           Grupo Financiero Banamex, Class L                                               3,208
                          Total                                                                        150,976
                         BEVERAGE & TOBACCO -- 0.7%
        45,500           Fomento Economico Mexicano, S.A. de C.V., Class B                             155,474
                         BROADCASTING & PUBLISHING -- 0.6%
         9,300           Grupo Televisa S.A.                                                           127,349
                         BUILDING MATERIALS & COMPONENTS -- 0.7%
        22,900           Apasco S.A. de CV                                                             153,886
                         FINANCIAL SERVICES -- 0.0%
           390           Grupo Financiero Inbursa, S.A. de C.V., Class B                                 1,276
                         FOOD & HOUSEHOLD PRODUCTS -- 0.6%
       110,000           Grupo Industrial Maseca S.A. de CV, Class B                                   136,959
                         HEALTH & PERSONAL CARE -- 0.7%
         7,800           Kimberly-Clark de Mexico                                                      150,917
                         METALS - NON FERROUS -- 1.3%
        52,000           Grupo Mexico S.A., Class B                                                    171,421
        30,000           Industrias Penoles S.A.                                                       107,645
                          Total                                                                        279,066
                         MULTI-INDUSTRY -- 1.1%
        29,126           Alfa, S.A. de C.V., Class A                                                   129,621
        12,500        (a)Grupo Carso S.A. de CV                                                         63,633
         5,600           Grupo Carso S.A. de CV, ADR                                                    57,050
                          Total                                                                        250,304
                         TELECOMMUNICATIONS -- 0.1%
        11,200        (a)Carso Global Telecom, Class A-1                                                25,845
                          TOTAL MEXICO                                                               1,432,052


FEDERATED EMERGING MARKETS FUND

                                                                                                    VALUE IN
     SHARES                                                                                        U.S. DOLLARS
 COMMON STOCKS -- CONTINUED
 PAKISTAN -- 1.2%
                         ENERGY SOURCES -- 1.2%
        12,500        (a)Hub Power Co., GDR                                                       $    268,750
                          TOTAL PAKISTAN                                                               268,750
 PERU -- 5.2%
                         BUILDING MATERIALS & COMPONENTS -- 1.2%
        85,578           Cementos Lima S.A.                                                            120,859
        96,762           Cementos Norte Pacasmayo                                                      135,530
                          Total                                                                        256,389
                         FINANCIAL SERVICES -- 0.4%
         6,000        (a)Credicorp Ltd.                                                                103,500
                         FOOD PROCESSING -- 0.1%
        65,000           D'Onofrino S.A.                                                                28,419
                         METALS - NON FERROUS -- 1.2%
         5,032           Cia de Minas Buenaventura S.A.                                                 36,156
        12,000           Compania de Minas Buenaventura S.A., Class C                                   90,075
        16,000        (a)Minsur S.A.                                                                   141,149
                          Total                                                                        267,380
                         REAL ESTATE -- 0.3%
       240,996        (a)Peru Real Estate S.A.                                                          60,610
                         TELECOMMUNICATIONS -- 1.4%
        85,000        (a)Tele 2000 S.A.- La Nueva Com de Telefonos                                     131,553
        85,874           Telefonica Del Peru CPT, Class B                                              168,459
                          Total                                                                        300,012
                         WHOLESALE & INTERNATIONAL TRADE -- 0.6%
       128,260           Enrique Ferreyros S.A.                                                        131,510
                          TOTAL PERU                                                                 1,147,820


FEDERATED EMERGING MARKETS FUND

                                                                                                    VALUE IN
     SHARES                                                                                        U.S. DOLLARS
 COMMON STOCKS -- CONTINUED
 PHILIPPINES -- 2.6%
                         BANKING -- 0.6%
         4,750           Metro Bank and Trust Co.                                                 $    110,230
         2,200        (a)Philippine National Bank                                                              27,410
                          Total                                                                        137,640
                         BUILDING MATERIALS & COMPONENTS -- 0.0%
        20,000        (a)Sanitary Wares Manufacturing Corp.                                              1,567
                         CONSTRUCTION & HOUSING -- 0.2%
        85,000        (a)Empire East Land Holdings, Inc.                                                41,229
                         ELECTRICAL & ELECTRONICS -- 0.1%
       400,000           EEI Corp.                                                                      25,869
                         ENERGY SOURCES -- 0.9%
       750,000        (a)Belle Corp.                                                                   199,726
                         MULTI-INDUSTRY -- 0.2%
        16,000           First Philippine Holdings Corp., Class B                                       33,782
                         REAL ESTATE -- 0.5%
        33,000           Ayala Land, Inc., Class B                                                      35,779
       200,000           Guoco Holdings (Philippines)                                                   46,412
       172,000        (a)Robinson's Land Corp., Class B                                                 32,063
                          Total                                                                        114,254
                         UTILITIES - ELECTRICAL & GAS -- 0.1%
         4,420           Manila Electric Co., Class B                                                   32,789
                          TOTAL PHILIPPINES                                                            586,856
 POLAND -- 6.4%
                         BANKING -- 1.3%
         4,700           Bank Rozwoju Eksportu S.A.                                                    152,448
         1,440           Bank Slaski S.A.                                                              139,870
                          Total                                                                        292,318


FEDERATED EMERGING MARKETS FUND

                                                                                                    VALUE IN
     SHARES                                                                                        U.S. DOLLARS
 COMMON STOCKS -- CONTINUED
 POLAND -- CONTINUED
                         CHEMICALS -- 0.7%
         5,800           Debica S.A.                                                              $    124,062
         6,700           Polifarb-Cieszyn S.A.                                                          33,831
                          Total                                                                        157,893
                         DATA PROCESSING & REPRODUCTION -- 0.6%
         6,600        (a)ComputerLand Poland S.A.                                                      128,445
                         ENGINEERING -- 1.0%
        13,300        (a)Exbud S.A.                                                                    111,463
        42,000           Mostostal Export S.A.                                                          99,411
                          Total                                                                        210,874
                         FINANCIAL SERVICES -- 0.7%
       106,000           Bank Inicjatyw Gospodarczych                                                  144,961
                         FOOD PROCESSING -- 0.5%
         4,900           Agros Holding S.A.                                                            118,557
                         INDUSTRIAL COMPONENTS -- 0.1%
         3,100        (a)Fabryka Kotlow Rafako S.A.                                                     16,414
                         MACHINERY & ENGINEERING -- 0.3%
         7,100           Stalexport S.A.                                                                74,690
                         PHARMACEUTICALS -- 0.6%
         8,300        (a)Jelfa S.A.                                                                    121,365
                         WHOLESALE & INTERNATIONAL TRADE -- 0.6%
        13,900           Elektrim Spolka Akcyina S.A.                                                  126,727
                          TOTAL POLAND                                                               1,392,244
 PORTUGAL -- 5.5%
                         AUTOMOBILE -- 0.2%
         2,800           Salvador Caetano Industrias Metalurgicas e Veiculos de Transporte S.A.         52,376


FEDERATED EMERGING MARKETS FUND

                                                                                                    VALUE IN
     SHARES                                                                                        U.S. DOLLARS
 COMMON STOCKS -- CONTINUED
 PORTUGAL -- CONTINUED
                         BANKING -- 1.0%
         2,714           Banco Commercial Portugues, Class R                                      $     35,336
         8,800           Banco Espirito Santo e Comercial de Lisboa                                    152,371
         1,500           Banco Totta & Acores Nationalisiert, Class B                                   26,417
                          Total                                                                        214,124
                         BROADCASTING & PUBLISHING -- 0.7%
         4,700        (a)Investec-Consultoria Internacional                                            151,320
                         CHEMICALS -- 0.2%
         1,200           CIN-Corparacao Industrial do Norte S.A.                                        42,491
                         CONSTRUCTION & HOUSING -- 0.8%
        20,000           Somague-Sociedade Gestora de Participacoes                                    180,296
                         FOOD & HOUSEHOLD PRODUCTS -- 0.7%
         1,600           Estabelecimentos Jeronimo Martins & Filho SGPS, S.A.                          147,019
                         MACHINERY & ENGINEERING -- 0.5%
        14,000           Efacec-Emp Fabril                                                             113,496
        14,000           Efacec-Emp Fabril, Rights                                                           0
                          Total                                                                        113,496
                         MULTI-INDUSTRY -- 0.7%
         5,000           Sonae Investimentos Sociedade Gestora de Participacoes Sociais, S.A.          149,646
                         TELECOMMUNICATIONS -- 0.7%
         5,400        (a)Portugal Telecom S.A.                                                         143,258
                          TOTAL PORTUGAL                                                             1,194,026
 RUSSIA -- 5.9%
                         ENERGY - OIL & GAS -- 1.8%
         6,800        (a)Lukoil Oil Co., ADR                                                           295,800
         2,500        (a)Tatneft, ADR                                                                   97,750
                          Total                                                                        393,550


FEDERATED EMERGING MARKETS FUND

                                                                                                    VALUE IN
     SHARES                                                                                        U.S. DOLLARS
 COMMON STOCKS -- CONTINUED
 RUSSIA -- CONTINUED
                         TELECOMMUNICATIONS -- 1.4%
        90,000           Nizhny Novgordo Svyazinform, RDC                                         $    162,000
        60,000        (a)Rostelecom RDC                                                                139,200
                          Total                                                                        301,200
                         UTILITIES - ELECTRICAL & GAS -- 2.7%
     2,600,000           Irkutskenergo, RDC                                                            322,400
         9,300     (a)(b)Mosenergo, ADR                                                                269,700
                          Total                                                                        592,100
                          TOTAL RUSSIA                                                               1,286,850
 THAILAND -- 2.2%
                         BANKING -- 0.4%
        35,000           Thai Military Bank                                                             92,500
                         BUILDING MATERIALS & COMPONENTS -- 0.4%
        14,000           Siam City Cement                                                               93,185
                         ELECTRONIC COMPONENTS, INSTRUMENTS -- 0.6%
        24,400           Hana Microelectronics Co., Ltd.                                               130,883
                         FINANCIAL SERVICES -- 0.1%
         8,400           Industrial Finance Corporation of Thailand                                     26,476
                         MINING -- 0.1%
         1,200           Banpu Public Company Ltd.                                                      23,868
                         TELECOMMUNICATIONS -- 0.1%
         1,500           Advanced Information Service PCL                                               17,384
                         TRANSPORTATION - AIRLINES -- 0.5%
        55,000           Thai Airways International Ltd.                                                95,828
                          TOTAL THAILAND                                                               480,124


FEDERATED EMERGING MARKETS FUND

                                                                                                    VALUE IN
     SHARES                                                                                        U.S. DOLLARS
 COMMON STOCKS -- CONTINUED
 TURKEY -- 5.3%
                         APPLIANCE & HOUSEHOLD DURABLES -- 0.5%
       500,000           Vestel Elektronik Sanayi Ve Ticaret AS                                   $    117,245
                         BANKING -- 0.5%
     2,900,000           Demirbank T.A.S.                                                              106,253
                         BEVERAGE & TOBACCO -- 0.1%
       180,000           Erciyas Biracilik Ve Malt Sanayii                                              21,104
                         CHEMICALS -- 0.0%
           700           Aksa Akrilik Kimya Sanayii AS                                                      96
                         ELECTRICAL & ELECTRONICS -- 0.4%
       100,000           Kepez Elektrik                                                                 97,704
                         ENERGY SOURCES -- 0.3%
     1,000,000           Turcas Petrolculuk                                                             72,300
                         FOREST PRODUCTS & PAPER -- 0.3%
       740,000           Kartonsan Karton Sanayi Ve Ticaret AS                                          68,685
                         INDUSTRIAL COMPONENTS -- 0.4%
       190,000        (a)Brisa Bridgestone Sabanci, Class Y                                             83,537
                         MERCHANDISING -- 1.1%
       110,300           Migros Turk                                                                   107,767
       500,000           Net Turzim Ticaret Ve Sanayi                                                  139,228
                          Total                                                                        246,995
                         METALS - STEEL -- 0.6%
       860,000           Eregli Demir Ve Celik Fabrikalari T.A.S.                                      121,836
                         MULTI-INDUSTRY -- 0.7%
     5,000,000        (a)Demir Yat Ort                                                                  31,754
     5,250,000        (a)Dogan Sirketler Grubu Holding AS                                               97,460
       168,000           Koc Yatirim Ve Sanayi Mamulleri Pazarlama S.A.                                 27,083
                          Total                                                                        156,297


FEDERATED EMERGING MARKETS FUND

                                                                                                    VALUE IN
     SHARES                                                                                        U.S. DOLLARS
 COMMON STOCKS -- CONTINUED
 TURKEY -- CONTINUED
                         TRANSPORTATION - AIRLINES -- 0.4%
       300,000        (a)Turk Hava Yollari A.O.                                                   $     80,606
                          TOTAL TURKEY                                                               1,172,658
 URUGUAY -- 0.4%
                         BANKING -- 0.4%
         4,700           Banco Comercial S.A., GDR                                                      79,900
                          TOTAL URUGUAY                                                                 79,900
                          TOTAL COMMON STOCKS (IDENTIFIED COST $19,115,144)                         19,733,282
 PREFERRED STOCKS -- 4.6%
 BRAZIL -- 4.6%
                         BANKING -- 0.7%
     4,050,000           Banco Bradesco S.A., Preference                                                29,561
       330,000           Banco Itau S.A., Preference                                                   129,380
                          Total                                                                        158,941
                         ENERGY SOURCES -- 0.7%
     1,185,000           Petroleo Brasileiro S.A., Preference                                          162,855
                         METALS - STEEL -- 0.1%
    27,000,000           Usinas Siderurgicas de Minas Gerais, Pfd.                                      26,883
                         MINING -- 1.2%
         8,000           Companhia Vale Do Rio Doce, Preference                                        168,054
         9,800        (a)Usiminas USI SD MG, Pfd.                                                       98,490
                          Total                                                                        266,544
                         TELECOMMUNICATIONS -- 0.2%
       180,000           Telecomunicacoes de Sao Paulo S.A., Preference                                 31,888


FEDERATED EMERGING MARKETS FUND

   SHARES OR
   PRINCIPAL                                                                                        VALUE IN
     AMOUNT                                                                                        U.S. DOLLARS
 PREFERRED STOCKS -- CONTINUED
 BRAZIL -- CONTINUED
                         UTILITIES - ELECTRICAL & GAS -- 1.7%
       100,000           Centrais Eletricas Brasileiras, Preference, Series B                           32,778
     4,900,000           Companhia Energetica de Minas Gerais, Preference                              157,918
     1,470,000        (a)Eletropaulo-Electricidade de Sao Paulo S.A., Preference, Class B              177,880
                          Total                                                                        368,576
                          TOTAL BRAZIL                                                               1,015,687
                          TOTAL PREFERRED STOCKS (IDENTIFIED COST $964,342)                          1,015,687
 (C) REPURCHASE AGREEMENTS -- 5.5%
 $             1,215,000  BT Securities Corporation, 5.72%, dated 11/29/1996, due 12/2/1996
                         (AT AMORTIZED COST)                                                         1,215,000
                          TOTAL INVESTMENTS (IDENTIFIED COST $21,294,486)(D)                      $ 21,963,969


(a) Non-income producing security.

(b) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At November 30, 1996, these securities amounted to $2,017,755 which represents 9.2% of net assets.

(c) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

(d) The cost of investments for federal tax purposes amounts to $21,298,492. The net unrealized appreciation of investments on a federal tax basis amounts to $665,477 which is comprised of $2,186,223 appreciation and $1,520,746 depreciation at November 30, 1996.

Note: The categories of investments are shown as a percentage of net assets
     ($21,920,820) at November 30, 1996.

The following acronyms are used throughout this portfolio:

ADR -- American Depositary Receipt
GDR -- Global Depositary Receipt
RDC -- Russian Depositary Certificate

(See Notes which are an integral part of the Financial Statements)

FEDERATED EMERGING MARKETS FUND
STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 1996

 ASSETS:
 Total investments in securities, at value (identified cost $21,294,486 and            $ 21,963,969
 tax cost $21,298,492)
 Cash                                                                                        82,664
 Income receivable                                                                           18,738
 Receivable for investments sold                                                             41,429
 Receivable for shares sold                                                                 151,895
   Total assets                                                                          22,258,695
 LIABILITIES:
 Payable for investments purchased                                           $ 233,653
 Payable for shares redeemed                                                    53,738
 Payable for taxes withheld                                                      1,274
 Accrued expenses                                                               49,210
     Total liabilities                                                                      337,875
 Net Assets for 1,977,201 shares outstanding                                           $ 21,920,820
 NET ASSETS CONSIST OF:
 Paid in capital                                                                       $ 21,578,711
 Net unrealized appreciation of investments and translation of assets
 and liabilities in foreign currency                                                        669,181
 Accumulated net realized loss on investments and foreign currency                         (323,066)
 transactions
 Net investment loss                                                                         (4,006)
     Total Net Assets                                                                  $ 21,920,820
 NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
 CLASS A SHARES:
 Net Asset Value Per Share ($17,326,534 / 1,561,040 shares outstanding)                      $11.10
 Offering Price Per Share (100/94.50 of $11.10)*                                             $11.75
 Redemption Proceeds Per Share                                                               $11.10
 CLASS B SHARES:
 Net Asset Value Per Share ($3,747,585 / 339,513 shares outstanding)                         $11.04
 Offering Price Per Share                                                                    $11.04
 Redemption Proceeds Per Share (94.50/100 of $11.04)**                                       $10.43
 CLASS C SHARES:
 Net Asset Value Per Share ($846,701 / 76,648 shares outstanding)                            $11.05
 Offering Price Per Share                                                                    $11.05
 Redemption Proceeds Per Share (99.00/100 of $11.05)**                                       $10.94


* See "What Shares Cost" in the Prospectus.
** See "Contingent Deferred Sales Charge" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)

FEDERATED EMERGING MARKETS FUND
STATEMENT OF OPERATIONS

PERIOD ENDED NOVEMBER 30, 1996(A)

 INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $12,072)                                 $    124,335
 Interest                                                                                   94,053
     Total income                                                                          218,388
 EXPENSES:
 Investment advisory fee                                                $  121,495
 Administrative personnel and services fee                                 141,023
 Custodian fees                                                             71,215
 Transfer and dividend disbursing agent fees and                            50,126
 expenses
 Legal fees                                                                 11,134
 Portfolio accounting fees                                                  62,834
 Distribution services fee -- Class B Shares                                 8,070
 Distribution services fee -- Class C Shares                                 1,762
 Shareholder services fee -- Class A Shares                                 21,022
 Shareholder services fee -- Class B Shares                                  2,690
 Shareholder services fee -- Class C Shares                                    587
 Share registration costs                                                   14,472
 Printing and postage                                                       11,675
 Insurance premiums                                                          3,680
 Taxes                                                                          16
 Miscellaneous                                                               4,563
     Total expenses                                                        526,364
 Waivers
     Waiver of investment advisory fee               $    (121,495)
     Reimbursement of other operating expenses            (203,135)
         Total waivers and reimbursements                                 (324,630)
               Net expenses                                                                201,734
                 Net investment income                                                      16,654
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
 Net realized loss on investments and foreign                                             (343,726)
 currency transactions
 Net change in unrealized appreciation of investments and translation
 of assets and liabilities in foreign currency                                             669,181
     Net realized and unrealized gain on investments                                       325,455
     and foreign currency
         Change in net assets resulting from operations                               $    342,109


(a) For the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

(See Notes which are an integral part of the Financial Statements)

FEDERATED EMERGING MARKETS FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                                                      PERIOD ENDED
                                                                                      NOVEMBER 30,
                                                                                         1996(A)
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS --
 Net investment income                                                               $       16,654
 Net realized loss on investments and foreign currency transactions
 ($310,725 as computed for federal tax purposes)                                           (343,726)
 Net change in unrealized appreciation of investments
 and translation of assets and liabilities in foreign currency                              669,181
   Change in net assets resulting from operations                                           342,109
 SHARE TRANSACTIONS --
 Proceeds from sale of shares                                                            29,998,514
 Net asset value of shares issued in connection with the acquisition of the
 Blanchard Worldwide Emerging Markets Fund                                                6,732,148
 Cost of shares redeemed                                                                (15,151,951)
   Change in net assets resulting from share transactions                                21,578,711
      Change in net assets                                                               21,920,820
 NET ASSETS:
 Beginning of period                                                                             --
 End of period                                                                       $   21,920,820


(a) For the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

(See Notes which are an integral part of the Financial Statements)

FEDERATED EMERGING MARKETS FUND
FINANCIAL HIGHLIGHTS -- CLASS A SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                                        PERIOD ENDED
                                                                                         NOVEMBER 30,
                                                                                            1996(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                                                        $10.00
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                                                        0.02
  Net realized and unrealized gain on investments and foreign currency                         1.08
  Total from investment operations                                                             1.10
 NET ASSET VALUE, END OF PERIOD                                                              $11.10
 TOTAL RETURN(B)                                                                              11.00%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                                                     1.97%*
  Net investment income                                                                        0.31%*
  Expense waiver/reimbursement(c)                                                              3.34%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                                                   $17,327
  Average commission rate paid                                                              $0.0029
  Portfolio turnover                                                                             32%


* Computed on an annualized basis.

(a) Reflects operations for the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED EMERGING MARKETS FUND
FINANCIAL HIGHLIGHTS -- CLASS B SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                                         PERIOD ENDED
                                                                                          NOVEMBER 30,
                                                                                             1996(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                                                        $10.00
 INCOME FROM INVESTMENT OPERATIONS
  Net operating loss                                                                          (0.02)
  Net realized and unrealized gain on investments and foreign currency                         1.06
  Total from investment operations                                                             1.04
 NET ASSET VALUE, END OF PERIOD                                                              $11.04
 TOTAL RETURN(B)                                                                              10.40%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                                                     2.72%*
  Net operating loss                                                                          (0.71%)*
  Expense waiver/reimbursement(c)                                                              3.34%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                                                    $3,747
  Average commission rate paid                                                              $0.0029
  Portfolio turnover                                                                             32%


* Computed on an annualized basis.

(a) Reflects operations for the period from February 28, 1996 (date of initial public offering) to November 30, 1996.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net operating loss ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED EMERGING MARKETS FUND
FINANCIAL HIGHLIGHTS -- CLASS C SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                                          PERIOD ENDED
                                                                                          NOVEMBER 30,
                                                                                             1996(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                                                        $10.00
 INCOME FROM INVESTMENT OPERATIONS
  Net operating loss                                                                          (0.02)
  Net realized and unrealized gain on investments and foreign currency                         1.07
  Total from investment operations                                                             1.05
 NET ASSET VALUE, END OF PERIOD                                                              $11.05
 TOTAL RETURN(B)                                                                              10.50%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                                                     2.72%*
  Net operating loss                                                                          (0.77%)*
  Expense waiver/reimbursement(c)                                                              3.34%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                                                      $847
  Average commission rate paid                                                              $0.0029
  Portfolio turnover                                                                             32%


* Computed on an annualized basis.

(a) Reflects operations for the period from February 28, 1996 (date of initial public offering) to November 30, 1996.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net operating loss ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED EMERGING MARKETS FUND
NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 1996

1. ORGANIZATION

World Investment Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Corporation consists of seven portfolios. The financial statements included herein are only those of Federated Emerging Markets Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers three classes of shares:
Class A Shares, Class B Shares, and Class C Shares.

The investment objective of the Fund is to provide long-term growth of capital.

On August 19, 1996, the Fund acquired all the net assets of The Blanchard Worldwide Emerging Markets Fund pursuant to a Plan of reorganization approved by The Blanchard Worldwide Emerging Markets Fund shareholders on August 16, 1996. The acquisition was accomplished by a tax-free exchange of 619,772 of the Fund's Class A Shares (valued at $6,732,148) for the 1,096,761 shares of The Blanchard Worldwide Emerging Markets Fund on August 16, 1996. The Blanchard Worldwide Emerging Markets Fund net assets at that date ($6,745,897), including $472,330 of unrealized depreciation were combined with those of the Fund. The aggregate net assets of the Fund and The Blanchard Worldwide Emerging Markets Fund immediately before acquisition were $14,135,447 and $6,745,897, respectively. Immediately after the acquisition, the combined aggregate net assets of the Fund were $20,872,401

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

  INVESTMENT VALUATIONS -- Foreign equity securities are valued at the last sale price reported in the market in which they are primarily traded. If no sale on the recognized exchange is reported or the security is traded over-the-counter, the foreign securities are valued at the mean between the last closing bid and asked prices. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

  REPURCHASE AGREEMENTS -- It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

  The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

  INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS -- Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

  Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions and net operating losses. The following reclassifications have been made to the financial statements.

              INCREASE (DECREASE)
   ACCUMULATED              ACCUMULATED
   NET REALIZED     DISTRIBUTIONS IN EXCESS OF
   GAIN/LOSS          NET INVESTMENT INCOME
    $20,660                 $(20,660)


  Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.

  FEDERAL TAXES -- It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

  Withholding taxes on foreign interest and dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

  At November 30, 1996, the Fund, for federal tax purposes, had a capital loss carryforward of $3,440,821 which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

   EXPIRATION YEAR     EXPIRATION AMOUNT
        2004             $3,130,096(a)
        2004             $  310,725


  (a) Capital loss carryforward is attributable to the acquisition of the assets of The Blanchard Worldwide Emerging Markets Fund.

  WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

  FOREIGN EXCHANGE CONTRACTS -- The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counter-parts to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purpose as unrealized until the settlement date.

  At November 30, 1996, the Fund had outstanding foreign currency commitments as set forth below:

                                                                                UNREALIZED
                           CONTRACTS TO          IN EXCHANGE   CONTRACTS AT    APPRECIATION
   SETTLEMENT DATE       DELIVER/RECEIVE             FOR          VALUE        (DEPRECIATION)
   12/02/96         780,209 Hong Kong Dollars     $100,913       $100,906           $(7)


  FOREIGN CURRENCY TRANSLATION -- The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

  RESTRICTED SECURITIES -- Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

  Additional information on each restricted security held at November 30, 1996 is as follows:

   SECURITY                                                  ACQUISITION DATE           ACQUISITION COST
   Zagrebacka Banka, GDR                                         10/24/96                    $255,125
   Pliva DD, GDR                                            3/29/96 - 10/24/96                113,036
   Suez Cement Co., GDR                                          11/25/96                     132,750
   Hellenic Telecommunications Organization                       4/4/96                      138,866
   Bajaj Auto Ltd., GDR                                          8/20/96                       89,700
   Mahindna and Mahindna, GDR                                    2/27/96                       30,625
   Tata Engineering & Locomotive Co. Ltd., GDR              2/28/96 - 8/20/96                 123,550
   ITC Ltd., GDR                                            2/27/96 - 8/20/96                 122,625
   Indo Gulf Fertilizer & Chemical., GDR                         2/28/96                       29,120
   Gujarat Ambuja, GDR                                           8/20/96                       69,350
   Bombay Suburban Electric Supply                               8/20/96                      123,375
   State Bank of India, GDR                                      10/3/96                      141,500
   East India Hotels, GDR                                   8/20/96 - 11/29/96                120,000
   Larsen & Toubro Ltd., GDR                                     8/20/96                      126,500
   Ranbaxy Laboritories, GDR                                     2/28/96                       30,250
   Samsung Electronics Co., GDR                                  8/17/96                           --
   Monsenegro, ADR                                               3/12/96                      177,687


  USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

  OTHER -- Investment transactions are accounted for on the trade date.

3. CAPITAL STOCK

At November 30, 1996, par value shares ($0.001 per share) authorized were as follows:

                         NUMBER OF PAR VALUE
 CLASS NAME           CAPITAL STOCK AUTHORIZED
 Class A Shares             165,000,000
 Class B Shares             135,000,000
 Class C Shares             135,000,000
  Total                     435,000,000


Transactions in capital stock were as follows:

                                                                           NOVEMBER 30, 1996(A)
 CLASS A SHARES                                                       SHARES             AMOUNT
 Shares sold                                                        2,289,480         $  25,292,447
 Shares issued in connection with acquisition of The Blanchard
 Worldwide Emerging Markets Fund                                      619,772             6,732,148
 Shares redeemed                                                   (1,348,212)          (14,945,833)
  Net change resulting from Class A Share transactions              1,561,040         $  17,078,762
                                                                           NOVEMBER 30, 1996(B)
CLASS B SHARES                                                       SHARES             AMOUNT
 Shares sold                                                          348,457         $   3,768,962
 Shares redeemed                                                      (8,944)              (97,907)
  Net change resulting from Class B Share transactions                339,513         $   3,671,055
                                                                           NOVEMBER 30, 1996(B)
 CLASS C SHARES                                                       SHARES             AMOUNT
 Shares sold                                                           86,670         $     937,105
 Shares redeemed                                                      (10,022)             (108,211)
  Net change resulting from Class C Share transactions                 76,648         $     828,894
   Net change resulting from Fund share transactions                1,977,201         $  21,578,711


(a) For the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

(b) For the period from February 28, 1996 (date of initial public offering) to November 30, 1996.

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

  INVESTMENT ADVISORY FEE -- Federated Global Research Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 1.25% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

  ADMINISTRATIVE FEE -- Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

  DISTRIBUTION SERVICES FEE -- The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Corporation's Class A, Class B, and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.


                                PERCENTAGE OF AVERAGE DAILY
   SHARE CLASS NAME                NET ASSETS OF CLASS
   Class A Shares                         0.25%
   Class B Shares                         0.75%
   Class C Shares                         0.75%


  Class A Shares did not incur a distribution services fee for the period ended November 30, 1996, and has no present intention of paying or accruing a distribution services fee.

  SHAREHOLDER SERVICES FEE -- Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts.

  TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES -- FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

  PORTFOLIO ACCOUNTING FEES -- FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

  ORGANIZATIONAL EXPENSES -- Organizational expenses of $48,748 were borne initially by the Adviser. The Fund has agreed to reimburse the Adviser for the organizational expenses during the five-year period following effective date. For the period ended November 30, 1996, the Fund paid $2,708 pursuant to this agreement.

  GENERAL -- Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

5. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding short-term securities, for the period ended November 30, 1996, were as follows:

PURCHASES     $ 20,899,542
SALES         $  2,843,926


6. CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

To the Directors of and Shareholders of
WORLD INVESTMENT SERIES, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Emerging Markets Fund (a portfolio of World Investment Series, Inc.) as of November 30, 1996, the related statement of operations, the statement of changes in net assets, and the financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of November 30, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Emerging Markets Fund of World Investment Series, Inc. at November 30, 1996, and the results of its operations, the changes in its net assets, and the financial highlights for the period then ended, in conformity with generally accepted accounting principles.

                                                          ERNST & YOUNG LLP

Pittsburgh, Pennsylvania
January 17, 1997

DIRECTORS                            OFFICERS
John F. Donahue                      John F. Donahue
Thomas G. Bigley                       Chairman
John T. Conroy, Jr.                  Richard B. Fisher
William J. Copeland                    President
James E. Dowd                        J. Christopher Donahue
Lawrence D. Ellis, M.D.                Executive Vice President
Richard B. Fisher                    Edward C. Gonzales
Edward L. Flaherty, Jr.                Executive Vice President
Peter E. Madden                      John W. McGonigle
Gregor F. Meyer                        Executive Vice President, Treasurer,
John E. Murray, Jr.                    and Secretary
Wesley W. Posvar                     J. Crilley Kelly
Marjorie P. Smuts                      Assistant Secretary


Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

[Graphic]
Federated Investors
Federated Investors Tower
Pittsburgh, PA 15222-3779

Federated Securities Corp. is the distributor of the fund and is a subsidiary of Federated Investors.

[Graphic]
Cusip 981487804
Cusip 981487887
Cusip 981487879
G01967-01 (1/97)





Federated European Growth Fund
[Graphic]

Annual Report
November 30, 1996

GROWTH

Established 1996

PRESIDENT'S MESSAGE

[Graphic]

Dear Fellow Shareholder:

I am pleased to present the first Annual Report to Shareholders of Federated European Growth Fund. This report contains information about the fund from February 28, 1996, the date of inception, through November 30, 1996. The Report begins with a discussion by the fund's portfolio manager, Frank Semack, Vice President of Federated Global Research Corp. His discussion covers international economic and market conditions and fund strategy. Following his commentary are a complete list of the fund's common stock investments and the financial statements.

The fund offers shareholders very significant long-term investment opportunities from a select portfolio of 134 stocks issued by major European companies+. It is important to remember that the true measure of this fund's performance is clearly in years rather than months. There will be periods of short-term fluctuation, of negative as well as positive returns.

With that in mind, the fund's first year of performance was very positive. For the reporting period ended November 30, 1996, Federated European Growth Fund delivered a total return of 18.00% for Class A Shares, 17.40% for Class B Shares, and 17.30% for Class C Shares based on net asset value.* The fund's broad diversification across many stock issues, with holdings averaging less than 1% of the fund's total assets in any one stock, helped the fund share value increase.

Thank you for entrusting a portion of your wealth in Federated European Growth Fund.

Please take this opportunity to review this report and familiarize yourself with your fund's strategy and holdings. We will continue to keep you up-to-date on the details of your investment on a regular basis.

Sincerely,

[Graphic]

Richard B. Fisher
President
January 15, 1997

* Performance quoted represents past performance. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period based on offering price for Class A Shares, Class B Shares, and Class C Shares were 11.53%, 11.90%, and 16.30%, respectively.

+ Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

INVESTMENT REVIEW

[Graphic]

Frank Semack
Vice President
Federated Global Research Corp.

WHAT IS YOUR ANALYSIS OF THE EUROPEAN MARKETS SINCE THE FUND BEGAN OPERATION THROUGH NOVEMBER 30, 1996?

In general, the best way to describe developments in Europe in the past year is "A Tale of Two Halves." Looking at Europe's performance in dollar terms, the markets achieved little between the start of the year and the end of July, as they sold off during the U.S. market's July correction. Subsequent performance was much better, again inspired by the Wall Street rally, but also solidly grounded in Europe's different circumstances. Apart from the United Kingdom, most European countries did not experience strong domestic demand, and this contributed heavily to the perception (and reality) that interest rates on the continent would continue to trend lower.

At the start of the year, the consensus was that economic growth would pick up, especially in continental Europe, and this was reflected in a rally in cyclical stocks. Reality began to bite during the second quarter with earnings downgrades and a switch in investors' focus from industrials to financial stocks and utilities -- the latter two tend to be viewed as bond market proxies. The U.K. market was out of tune with the rest of Europe for much of the period, however, because consumer demand was generally stronger. Utilities were held back for much of the year by political and regulatory uncertainties, and the outlook for U.K. interest rates was also decidedly different. To illustrate the point, it is worth recalling that whereas the German Bundesbank surprised markets by cutting its key money market rate by 30 basis points to 3% in late August, the Bank of England, in sharp contrast, eventually scored a victory of sorts in its battle with the Treasury when it was given the go-ahead to increase short-term interest rates in the U.K. by 25 basis points to 6% at the end of October.

In a sense, therefore, the "Tale of Two Halves" generalization also applies geographically, but you must always remember that, like any generalization, it brushes over a lot of important details. Europe consists of fourteen markets not counting the various emerging markets in the area, so by definition you are going to see a number of cross-currents at any point in time, and that is exactly what happened in 1996.

The Italian market, for instance, continued to live up to its reputation for extreme volatility. Currencies such as sterling, the Swedish kroner and the Italian lira strengthened dramatically at different times, and the German mark and French franc weakened. By the same token, if you look at sector performances in Europe, a number of discrepancies become apparent. For example, financial stocks tended to do better in the U.K. than in Europe, as a whole, despite expectations of higher interest rates. U.K. media, airlines, and retail stocks also did better, while Europe ex-U.K. fared much better in the utilities and telecommunication sectors. More often than not, the determining factor in sector divergencies was restructuring or consolidation in the names making up the sectors.

WHAT WERE YOUR STRATEGIES IN TERMS OF COUNTRY WEIGHTINGS DURING THE PERIOD ENDED NOVEMBER 30, 1996?

We kept the U.K. weighting around 34%-36% of the total throughout the period, and Germany, with a weighting around the mid-teens, represented our second largest exposure. Other major weightings throughout the period were in France, Switzerland, the Netherlands, Spain, Italy, and Scandinavia, and we also had some investments in Eastern Europe -- specifically in Croatia, Poland, and Russia.

Bear in mind, though, that in many of the smaller markets, market exposure is often the result of individual stock or sector decisions. Even in the larger markets, their marginal weight is again often driven by individual stocks. That, at any rate, was true in 1996 as we did not see as many valuation discrepancies at the market level as we did at the sector level. If you look at the composition of individual markets in Europe, it is striking that only the U.K. and, arguably, France, are heavily diversified. Elsewhere, there is quite a bit of sector concentration, and market valuations and views can be substantially influenced by that, as I have explained.

HOW DID THE EUROPEAN MARKET AND FEDERATED EUROPEAN GROWTH FUND PERFORM SINCE THE FUND BEGAN OPERATION?

As measured by the Morgan Stanley Capital International (Europe) Average,** Europe achieved a total return of 15.77% during the period ended November 30, 1996. Federated European Growth Fund outperformed the market, delivering a total return of 18.00% for Class A Shares, 17.40% for Class B Shares, and 17.30% for Class C Shares based on net asset value.*

* Performance quoted represents past performance. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns based on offering price for Class A, B, and C Shares were 11.53%, 11.90%, and 16.30%, respectively.

** Morgan Stanley Capital International (Europe) Average is an unmanaged, market value-weighted average of the performance of over 500 securities listed on the stock exchanges of 13 countries in the European region.

WHICH COUNTRIES WERE REPRESENTED IN THE PORTFOLIO AS OF NOVEMBER 30, 1996?

The portfolio was diversified across the following countries:

                           PERCENTAGE OF
 COUNTRY                    NET ASSETS
 United Kingdom (U.K.)        34.28%
 Germany                      12.62%
 France                       11.69%
 Switzerland                   9.84%
 Netherlands                   8.13%
 Spain                         4.97%
 Italy                         4.64%
 Sweden                        2.44%
 Russia                        1.22%
 Norway                        0.99%
 Croatia                       0.78%
 Denmark                       0.43%
 Belgium                       0.40%
 Austria                       0.33%


WHAT WERE THE FUND'S TOP HOLDINGS?

The top 10 holdings at the end of November, 1996 were as follows:

                                                          MARKET
 SECURITY                              PERCENTAGE OF   CAPITALIZATION
 NAME                   COUNTRY         NET ASSETS       (BILLIONS)
  Bayer AG            Germany             1.71%            $28.6
  Commerzbank AG      Germany             1.57%              9.5
  Credit Suisse
  Group -- Registered Switzerland         1.56%             19.3
  Roche Holding AG    Switzerland         1.46%             53.2
  Pearson             U.K.                1.26%              7.0
  BASF AG             Germany             1.18%             22.9
  Cookson Group       U.K.                1.13%              2.5
  ABN Amro Holding    Netherlands         1.10%             21.3
  Telefonica de       Spain               1.07%             20.5
  Espana
  ING Groep, N.V.     Netherlands         1.02%             27.2


AS WE LEAVE 1996, WHAT OPPORTUNITIES DO YOU SEE AHEAD IN THE EUROPEAN
MARKETS?

There are two ways to approach this. We saw a considerable amount of volatility in all markets in December, triggered by Federal Reserve Board Chairman Greenspan's warnings about the dangers of "irrational exuberance" in the market, specifically the U.S. market. The old adage that bull markets climb a wall of worry has certainly been amply borne out, both here and overseas. In the last few years, stock markets racked up impressive gains in the face of economic worries, which generated a good deal of skepticism among professional investors.

Now, first of all, let us assume that the U.S. market is currently very fully valued. If you compare Europe to the U.S., at present, on the basis of widely used valuation criteria such as price/earnings ratios, dividend yields, and bond yields, it is striking that Europe is cheap relative to the U.S. For instance, with a bit of arithmetic, you can work out from the respective values of these three measures how much more earnings growth equity markets currently expect in the U.S. relative to Europe, and for how long. Depending on the exact figures, the result you get at present is that foreign market valuations impute much better prospects than the U.S. for anywhere between the next 11 and 50 years!

For a start, markets do not, in real life, discount the future as far ahead as the formula and the numbers suggest. However, I really want to stress a second aspect of this, which explains why Wall Street as well as other markets have exceeded expectations for such a long time. The reason is a profound change in the way the world economy works. The quickest way to describe it is to use a few overworked buzzwords such as "globalization," "restructuring," "efficiency improvements," etc. The fact is that this describes a mega-trend -- excuse another buzzword -- that started in the U.S. 15 years ago and is only now beginning to catch up with most of Europe. So, regardless of any short-term market corrections, which are quite possible, I believe that the underlying prospects for large parts of the corporate sector in Europe are and should remain favorable. (You can conclude that I am bullish on Europe!)

One final point: the importance of these trends is, to my mind, greater than most of the headline-grabbing material concerning the single currency, budget deficit targets, etc. We will, of course, pay a great deal of attention to those issues as well because they do have an impact on markets, but they have to be seen in the context of the more fundamental shifts taking place globally.

Where in the world should
you invest?

[Graphic]

FEDERATED ASIA PACIFIC GROWTH FUND
FEDERATED EMERGING MARKETS FUND
FEDERATED EUROPEAN GROWTH FUND
FEDERATED INTERNATIONAL EQUITY FUND
FEDERATED INTERNATIONAL HIGH INCOME FUND
FEDERATED INTERNATIONAL INCOME FUND
FEDERATED INTERNATIONAL SMALL COMPANY FUND
FEDERATED LATIN AMERICAN GROWTH FUND
FEDERATED WORLD UTILITY FUND

Employ highly qualified, experienced managers in global investing. Employ experts to select countries and companies outside the U.S. for long-term growth potential.

Call your investment representative to buy shares of 7 international equity funds and 2 international income funds from Federated Investors.

FOR MORE COMPLETE INFORMATION ABOUT ANY OF THESE FUNDS, CALL 1-800-341-7400 TO ASK FOR A PROSPECTUS AND READ IT CAREFULLY BEFORE YOU INVEST.

International investing involves special risks including currency risks, increased volatility of foreign securities, and differences in auditing and other financial standards.

FEDERATED EUROPEAN GROWTH FUND (CLASS A SHARES)

GROWTH OF $10,000 INVESTED IN FEDERATED EUROPEAN GROWTH FUND (CLASS A
SHARES)

The graph below illustrates the hypothetical investment of $10,000 in the Federated European Growth Fund (Class A Shares) (the "Fund") from February 28, 1996 (start of performance) to November 30, 1996, compared to the Morgan Stanley Capital International (Europe) Average (MTDUE14).+

GRAPHIC REPRESENTATION `M'' OMITTED.  SEE APPENDIX.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The MTDUE14 is a market value-weighted average of the performance of over 500 securities listed on the stock exchanges of 13 countries in the European region. The MTDUE14 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This average is unmanaged. The MTDUE14 has been adjusted to reflect reinvestment of dividends on securities in the average.

FEDERATED EUROPEAN GROWTH FUND (CLASS B SHARES)

GROWTH OF $10,000 INVESTED IN FEDERATED EUROPEAN GROWTH FUND (CLASS B
SHARES)

The graph below illustrates the hypothetical investment of $10,000 in the Federated European Growth Fund (Class B Shares) (the "Fund") from February 28, 1996 (start of performance) to November 30, 1996 compared to the Morgan Stanley Capital International (Europe) Average (MTDUE14).+

GRAPHIC REPRESENTATION `N'' OMITTED.  SEE APPENDIX.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a contingent deferred sales charge of 5.50% on any redemption less than 1 year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The MTDUE14 is a market value-weighted average of the performance of over 500 securities listed on the stock exchanges of 13 countries in the European region. The MTDUE14 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This average is unmanaged. The MTDUE14 has been adjusted to reflect reinvestment of dividends on securities in the average.

FEDERATED EUROPEAN GROWTH FUND (CLASS C SHARES)

GROWTH OF $10,000 INVESTED IN FEDERATED EUROPEAN GROWTH FUND (CLASS C
SHARES)

The graph below illustrates the hypothetical investment of $10,000 in the Federated European Growth Fund (Class C Shares) (the "Fund") from February 28, 1996 (start of performance) to November 30, 1996, compared to the Morgan Stanley Capital International (Europe) Average (MTDUE14).+

GRAPHIC REPRESENTATION `O'' OMITTED.  SEE APPENDIX.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a contingent deferred sales charge of 1.00% on any redemption less than 1 year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The MTDUE14 is a market value-weighted average of the performance of over 500 securities listed on the stock exchanges of 13 countries in the European region. The MTDUE14 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This average is unmanaged. The MTDUE14 has been adjusted to reflect reinvestment of dividends on securities in the average.

FEDERATED EUROPEAN GROWTH FUND
PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 1996

                                                                             VALUE IN
    SHARES                                                                 U.S. DOLLARS
 COMMON STOCKS -- 91.9%
               AUSTRIA -- 0.3%
               MANUFACTURING -- 0.3%
        170    VAE Eisenbahnsysteme                                          $      15,709
               BELGIUM -- 0.4%
               MERCHANDISING -- 0.4%
        320    Delhaize-Le Lion                                                     18,782
               CROATIA -- 0.8%
               BANKING -- 0.4%
      1,000 (b)Zagrebacka Banka, GDR                                                19,625
               HEALTH & PERSONAL CARE -- 0.4%
        350 (b)Pliva D.D., GDR                                                      16,975
                 TOTAL CROATIA                                                      36,600
               DENMARK -- 0.4%
               TEXTILES & APPAREL -- 0.4%
        450 (a)(b)Inwear Group AS                                                   20,388
               FRANCE -- 11.7%
               AUTOMOBILE -- 0.7%
        280    Peugeot SA                                                           34,412
               BANKING -- 1.8%
        470    Compagnie Financiere de Paribas, Class A                             32,291
        530    Credit Commerical De France                                          25,669
        300    Credit Local de France                                               27,158
                 Total                                                              85,118
               BEVERAGE & TOBACCO -- 0.6%
        110    LVMH (Moet-Hennessy)                                                 27,880
               BROADCASTING & PUBLISHING -- 0.5%
        337    Havas SA                                                             23,870


FEDERATED EUROPEAN GROWTH FUND

                                                                             VALUE IN
    SHARES                                                                 U.S. DOLLARS
 COMMON STOCKS -- CONTINUED
               FRANCE -- CONTINUED
               BUSINESS & PUBLIC SERVICES -- 1.2%
        165    Financiere Sogeparc SA                                        $      23,500
        150    Societe Industrielle de Transporte Automobiles SA                    33,252
                 Total                                                              56,752
               ELECTRONIC COMPONENTS, INSTRUMENTS -- 0.6%
        600    Schneider SA                                                         28,542
               ENERGY SOURCES -- 0.6%
        378      Total SA-B                                                         30,225
               FINANCIAL SERVICES -- 0.8%
        315    Compagnie Bancaire SA                                                35,819
               FOOD RETAILING -- 1.1%
        680    Groupe Casino                                                        30,786
        140    Groupe Danone                                                        20,610
                 Total                                                              51,396
               HEALTH & PERSONAL CARE -- 0.7%
        350    Synthelabo                                                           33,413
               INSURANCE -- 0.5%
        398    AXA                                                                  23,916
               MISCELLANEOUS MATERIALS & COMMODITIES -- 0.8%
        250    Compagnie de St. Gobain                                              35,941
               MULTI-INDUSTRY -- 0.6%
        275    Lyonnaise des Eaux SA                                                26,174
               PHARMACEUTICALS -- 0.7%
        430    Rhone-Poulenc Rorer, Inc.                                            31,981
               REAL ESTATE -- 0.5%
        265    Unibail SA                                                           25,289
                 TOTAL FRANCE                                                      550,728


FEDERATED EUROPEAN GROWTH FUND

                                                                             VALUE IN
    SHARES                                                                 U.S. DOLLARS
 COMMON STOCKS -- CONTINUED

               GERMANY -- 11.9%
               AUTOMOBILE -- 1.0%
        700 (a)Daimler Benz AG                                                $     45,716
               BANKING -- 2.5%
      3,000    Commerzbank AG                                                       73,727
      1,410    Dresdner Bank AG                                                     41,848
                 Total                                                             115,575
               CHEMICALS -- 2.9%
      1,500    BASF AG                                                              55,481
      2,000    Bayer AG                                                             80,476
                 Total                                                             135,957
               FOOD & HOUSEHOLD PRODUCTS -- 0.2%
        150    Henkel KGAA                                                           7,314
               HEALTH & PERSONAL CARE -- 1.8%
        500    Schering AG                                                          41,057
        600    Schwarz Pharma AG                                                    44,666
                 Total                                                              85,723
               MACHINERY & ENGINEERING -- 1.7%
         60    Linde AG                                                             36,435
        110    Mannesmann AG                                                        45,878
                 Total                                                              82,313
               UTILITIES - ELECTRICAL & GAS -- 1.8%
        900    RWE AG                                                               39,789
        810    Veba AG                                                              47,370
                 Total                                                              87,159
                 TOTAL GERMANY                                                     559,757


FEDERATED EUROPEAN GROWTH FUND

                                                                             VALUE IN
    SHARES                                                                 U.S. DOLLARS
 COMMON STOCKS -- CONTINUED
               ITALY -- 4.6%
               BANKING -- 1.2%
      5,500    Banca Popolare di Milano                                      $      28,118
      3,500    IMI S.P.A.                                                                 29,402
                 Total                                                              57,520
               BUILDING MATERIALS & COMPONENTS -- 0.6%
      4,070 (a)Unicem S.P.A.                                                        27,465
               ENERGY - OIL & GAS -- 0.7%
      6,700    ENI S.P.A.                                                           35,269
               FOREST PRODUCTS & PAPER -- 0.5%
      4,920    Burgo (Cartiere) S.P.A.                                              23,530
               MERCHANDISING -- 0.0%
        191 (a)La Rinascente S.P.A., Warrants                                           89
               TELECOMMUNICATIONS -- 1.6%
      9,400    STET-Societa Finanziaria Telefonica S.P.A.                           39,933
     14,410    Telecom Italia Mobile                                                33,887
                 Total                                                              73,820
                 TOTAL ITALY                                                       217,693
               NETHERLANDS -- 8.1%
               BANKING -- 1.1%
        800    ABN-Amro Hldgs N.V.                                                  51,824
               BROADCASTING & PUBLISHING -- 2.3%
      1,000 (a)Endemol Entertainment BV                                             34,043
      1,300    VNU -- Verenigde Nederlandse Uitgeversbedrijven Verenigd Bezit       26,538
        343    Wolters Kluwer N.V.                                                  44,857
                 Total                                                             105,438
               CHEMICALS -- 0.7%
        260    Akzo Nobel N.V.                                                      34,515


FEDERATED EUROPEAN GROWTH FUND

                                                                             VALUE IN
    SHARES                                                                 U.S. DOLLARS
 COMMON STOCKS -- CONTINUED
               NETHERLANDS -- CONTINUED
               CONSTRUCTION & HOUSING -- 0.7%
      1,700    Boskalis Westminster                                           $     33,718
               DIVERSIFIED INDUSTRIALS -- 0.9%
        630    Hunter Douglas N.V.                                                  41,213
               ELECTRONIC COMPONENTS, INSTRUMENTS -- 0.9%
      1,000 (a)ASM Lithography Holding N.V.                                         44,018
               FINANCIAL SERVICES -- 1.0%
      1,372    ING Groep, N.V.                                                      48,059
               MERCHANDISING -- 0.5%
        550    Vendex International                                                 23,891
                 TOTAL NETHERLANDS                                                 382,676
               NORWAY -- 1.0%
               INSURANCE -- 0.4%
      2,700 (a)Storebrand ASA                                                       16,113
               METALS -- 0.4%
      1,000    Elkem A/S, Class A                                                   15,581
               TRANSPORTATION - SHIPPING -- 0.2%
        575    Storli ASA, Class B                                                  10,303
                 TOTAL NORWAY                                                       41,997
               RUSSIA -- 1.2%
               ENERGY - OIL & GAS -- 0.4%
        470 (b)Lukoil Oil Co., ADR                                                  20,445
               UTILITIES - ELECTRICAL & GAS -- 0.8%
    200,000 (b)Irkutskenergo, RDC                                                   24,800
        420 (b)Mosenergo, ADR                                                       12,180
                 Total                                                              36,980
                 TOTAL RUSSIA                                                       57,425


FEDERATED EUROPEAN GROWTH FUND

                                                                             VALUE IN
    SHARES                                                                 U.S. DOLLARS
 COMMON STOCKS -- CONTINUED
               SPAIN -- 5.0%
               BANKING -- 1.0%
        920    Banco Bilbao Vizcaya                                           $     46,518
               CONSTRUCTION & HOUSING -- 0.4%
        210    Fomento de Construcciones y Contratas SA                             17,751
               ENERGY SOURCES -- 0.4%
        500    Repsol SA                                                            18,508
               INSURANCE -- 0.4%
        360    Corporacion Mapfre SA                                                19,037
               MACHINERY & ENGINEERING -- 0.4%
        187    Zardoya-Otis SA                                                      19,921
               TELECOMMUNICATIONS -- 1.1%
      2,300    Telefonica de Espana                                                 50,425
               UTILITIES - ELECTRICAL & GAS -- 1.3%
        290    Empresa Nac De Electridad                                            19,589
      3,700    Iberdrola SA                                                         42,701
                 Total                                                              62,290
                TOTAL SPAIN                                                        234,450
               SWEDEN -- 2.4%
               FOREST PRODUCTS & PAPER -- 0.5%
      1,790    Stora Kopparbergs, Class A                                           24,522
               HEALTH & PERSONAL CARE -- 0.7%
        730    Astra AB, Class A                                                    35,002
               INSURANCE -- 0.6%
        960    Skandia Forsakrings AB                                               27,375
               METALS - STEEL -- 0.6%
      2,700    Avesta Sheffield AB, Class                                           27,741
                 TOTAL SWEDEN                                                      114,640


FEDERATED EUROPEAN GROWTH FUND

                                                                             VALUE IN
    SHARES                                                                 U.S. DOLLARS
 COMMON STOCKS -- CONTINUED
               SWITZERLAND -- 9.8%
               BANKING -- 1.6%
        690    CS Holding AG                                                  $     73,446
               CHEMICALS -- 0.8%
         30    Ciba-Giegy AG                                                        37,123
               FOOD & HOUSEHOLD PRODUCTS -- 0.7%
         31    Nestle SA                                                            33,652
               HEALTH & PERSONAL CARE -- 2.2%
          9    Roche Holding AG                                                     69,183
         30    Sandoz AG                                                            34,891
                 Total                                                             104,074
               INSURANCE -- 0.7%
        121    Zurich Versicherungsgesellschaft                                     34,346
               LEISURE & TOURISM -- 0.9%
         20    Reiseburo Kuoni AG, Class B                                          44,496
               MACHINERY & ENGINEERING -- 0.7%
         27    ABB AG                                                               33,784
               MANUFACTURING -- 0.8%
         65    Sulzer AG                                                            37,399
               MULTI-INDUSTRY -- 0.8%
        367 (a)Oerlikon-Buhrle Holding AG                                           37,868
               TRANSPORTATION - AIRLINES -- 0.6%
         36 (a)Swissair AG                                                          27,342
                 TOTAL SWITZERLAND                                                 463,530


FEDERATED EUROPEAN GROWTH FUND

                                                                             VALUE IN
    SHARES                                                                 U.S. DOLLARS
 COMMON STOCKS -- CONTINUED
               UNITED KINGDOM -- 34.3%
               AEROSPACE & MILITARY TECHNOLOGY -- 0.8%
      1,911    British Aerospace                                              $     37,180
               BANKING -- 0.8%
      2,228    Barclays PLC                                                         38,322
               BROADCASTING & PUBLISHING -- 3.5%
      3,800    Carlton Communications PLC                                           32,135
      8,300    Mirror Group PLC                                                     32,095
      4,800    Pearson                                                              59,314
      2,200    Reed International PLC                                               42,628
                 Total                                                             166,172
               BUILDING MATERIALS & COMPONENTS -- 0.5%
     15,000    Rugby Group PLC                                                      24,210
               BUSINESS & PUBLIC SERVICES -- 2.0%
      4,100    BAA                                                                  33,776
      4,680    Chubb Security                                                       26,988
      3,400    Compass Group                                                        34,669
                 Total                                                              95,433
               CHEMICALS -- 1.1%
      1,826    BOC Group PLC                                                        27,200
      1,900    Imperial Chemical Industries, PLC                                    24,644
                 Total                                                              51,844
               CONSTRUCTION -- 0.7%
      3,000    Berkeley Group PLC                                                   30,741
               ELECTRICAL & ELECTRONICS -- 1.1%
      4,500    General Electric Co. PLC                                             28,182
      5,500    Racal Electronics PLC                                                25,429
                 Total                                                              53,611
               ELECTRONIC COMPONENTS, INSTRUMENTS -- 0.7%
      2,700    Premier Farnell PLC                                                  32,320


FEDERATED EUROPEAN GROWTH FUND

                                                                             VALUE IN
    SHARES                                                                 U.S. DOLLARS
 COMMON STOCKS -- CONTINUED
               UNITED KINGDOM -- CONTINUED
               ENERGY SOURCES -- 0.8%
      3,228    British Petroleum Co. PLC                                       $    37,324
               FOOD & HOUSEHOLD PRODUCTS -- 2.8%
      4,250    Associated British Foods                                             31,546
      3,269    Cadbury Schweppes PLC                                                28,112
      5,973    Grand Metropolitan PLC                                               46,650
      2,375    Reckitt & Colman PLC                                                 27,991
                 Total                                                             134,299
               FOREST PRODUCTS & PAPER -- 1.3%
      8,577    Bunzl PLC                                                            32,012
      5,500    David S. Smith (Holdings) PLC                                        29,174
                 Total                                                              61,186
               HEALTH & PERSONAL CARE -- 2.3%
      2,100    Glaxo Wellcome PLC                                                   34,538
      2,463    Smithkline Beecham                                                   33,966
      1,400    Zeneca Group                                                         38,601
                 Total                                                             107,105
               INDUSTRIAL COMPONENTS -- 0.8%
      6,200    Delta PLC                                                            37,890
               INSURANCE -- 1.9%
      2,500    General Accident                                                     30,788
      6,889    Guardian Royal Exchange                                              31,040
     12,500    Sedgwick Group PLC                                                   26,374
                 Total                                                              88,202


FEDERATED EUROPEAN GROWTH FUND

                                                                             VALUE IN
    SHARES                                                                 U.S. DOLLARS
 COMMON STOCKS -- CONTINUED
               UNITED KINGDOM -- CONTINUED
               LEISURE & TOURISM -- 1.3%
      9,690    Ladbroke Group PLC                                             $     33,399
      3,500    Rank Group PLC                                                       25,597
                 Total                                                              58,996
               MANUFACTURING -- 2.5%
     14,000    Cookson Group                                                        53,194
      8,600    FKI PLC                                                              31,158
      2,120    Siebe PLC                                                            33,842
                 Total                                                             118,194
               MERCHANDISING -- 2.8%
     10,000    Asda Group                                                           19,923
      2,900    Boots Co. PLC                                                        30,911
      4,000    Marks & Spencer PLC                                                  34,028
      3,000    Safeway PLC                                                          19,670
      4,000    Smith, W.H. Group PLC                                                28,447
                 Total                                                             132,979
               MISCELLANEOUS MATERIALS & COMMODITIES -- 1.5%
      8,200    Caradon PLC                                                          32,880
      5,000    Morgan Crucible PLC                                                  38,416
                 Total                                                              71,296
               MULTI-INDUSTRY -- 0.6%
      6,300    Tomkins PLC                                                          26,321


FEDERATED EUROPEAN GROWTH FUND

                                                                             VALUE IN
    SHARES                                                                 U.S. DOLLARS
 COMMON STOCKS -- CONTINUED
               UNITED KINGDOM -- CONTINUED
               RECREATION, OTHER CONSUMER GOODS -- 0.8%
      1,600    EMI Group PLC                                                   $    36,960
               TELECOMMUNICATIONS -- 0.6%
      4,600    British Telecom PLC                                        29,117
               TRANSPORTATION - SHIPPING -- 1.4%
      4,800    Cowie Group PLC                                                      31,957
      3,375    Peninsular & Oriental Steam Navigation Co.                           33,563
                 Total                                                              65,520
               UTILITIES - ELECTRICAL & GAS -- 1.1%
      3,500    National Power Co. PLC                                               27,128
      2,300    Powergen PLC                                                         22,428
                 Total                                                              49,556
               WHOLESALE & INTERNATIONAL TRADE -- 0.6%
      6,600    Inchcape PLC                                                         29,904
                 TOTAL UNITED KINGDOM                                            1,614,682
                 TOTAL COMMON STOCKS (IDENTIFIED COST $3,954,983)                4,329,057
 PREFERRED STOCKS -- 0.7%
               GERMANY -- 0.7%
               MACHINERY & ENGINEERING -- 0.7%
        115    Gea AG, Vorzugsaktien (IDENTIFIED COST $37,442)                      34,468


FEDERATED EUROPEAN GROWTH FUND

   PRINCIPAL
    AMOUNT                                                                     U.S. DOLLARS
 (C)REPURCHASE AGREEMENT -- 12.6%
 $  590,000    BT Securities Corporation, 5.72%, dated 11/29/1996, due
               12/2/1996 (AT AMORTIZED COST)                                   $   590,000
                 TOTAL INVESTMENTS (IDENTIFIED COST $4,582,425)(D)             $ 4,953,525


(a) Non-income producing security.

(b) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At November 30, 1996, these securities amounted to $114,413 which represents 2.4% of net assets.

(c) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

(d) The cost of investments for federal tax purposes amounts to $4,582,425.
    The net unrealized appreciation of investments on a federal tax basis amounts to $371,100 which is comprised of $408,858 appreciation and $37,758 depreciation at November 30, 1996.

Note: The categories of investments are shown as a percentage of net assets
      ($4,709,596) at November 30, 1996.

The following acronyms are used throughout this portfolio:

ADR -- American Depository Receipt
GDR -- Global Depository Receipt
PLC -- Public Limited Company
RDC -- Russian Depository Certificate

(See Notes which are an integral part of the Financial Statements)

FEDERATED EUROPEAN GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1996

 ASSETS:
 Investments in repurchase agreements                                                $    590,000
 Investments in securities                                                              4,363,525
 Total investments in securities, at value (identified and tax cost $4,582,425)                      $ 4,953,525
 Cash                                                                                                      4,433
 Income receivable                                                                                        12,277
 Receivable for shares sold                                                                              106,280
   Total assets                                                                                        5,076,515
 LIABILITIES:
 Payable for investments purchased                                                        $ 337,569
 Net payable for foreign exchange contracts                                                   2,658
 Payable for taxes withheld                                                                     821
 Accrued expenses                                                                            25,871
   Total liabilities                                                                                     366,919
 Net Assets for 399,688 shares outstanding                                                          $  4,709,596
 NET ASSETS CONSIST OF:
 Paid in capital                                                                                    $  4,117,751
 Net unrealized appreciation of investments and translation of
 assets and liabilities in foreign currency                                                              370,916
 Accumulated net realized gain on investments and foreign currency transactions                          178,546
 Undistributed net investment income                                                                      42,383
   Total Net Assets                                                                                 $  4,709,596
 NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
 CLASS A SHARES:
 Net Asset Value Per Share ($3,318,542 / 281,161 shares outstanding)                                      $11.80
 Offering Price Per Share (100/94.50 of $11.80)*                                                          $12.49
 Redemption Proceeds Per Share                                                                            $11.80
 CLASS B SHARES:
 Net Asset Value Per Share ($1,215,042 / 103,525 shares outstanding)                                      $11.74
 Offering Price Per Share                                                                                 $11.74
 Redemption Proceeds Per Share (94.50/100 of $11.74)**                                                    $11.09
 CLASS C SHARES:
 Net Asset Value Per Share ($176,012 / 15,002 shares outstanding)                                         $11.73
 Offering Price Per Share                                                                                 $11.73
 Redemption Proceeds Per Share (99.00/100 of $11.73)**                                                    $11.61


* See "What Shares Cost" in the Prospectus.

** See "Contingent Deferred Sales Charge" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)

FEDERATED EUROPEAN GROWTH FUND
STATEMENT OF OPERATIONS

PERIOD ENDED NOVEMBER 30, 1996(A)

 INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $11,912)                                               $     75,779
 Interest                                                                                                 12,362
    Total income                                                                                          88,141
 EXPENSES:
 Investment advisory fee                                                            $   27,135
 Administrative personnel and services fee                                             141,023
 Custodian fees                                                                         26,861
 Transfer and dividend disbursing agent fees and expenses                               45,767
 Legal fees                                                                             10,893
 Portfolio accounting fees                                                              62,674
 Distribution services fee -- Class B Shares                                             2,527
 Distribution services fee -- Class C Shares                                               194
 Shareholder services fee -- Class A Shares                                              5,877
 Shareholder services fee -- Class B Shares                                                842
 Shareholder services fee -- Class C Shares                                                 65
 Share registration costs                                                                8,310
 Printing and postage                                                                   11,425
 Insurance premiums                                                                      3,591
 Miscellaneous                                                                           4,433
    Total expenses                                                                     351,617
 Waivers and reimbursements --
    Waiver of investment advisory fee                                   $  (27,135)
    Reimbursement of other operating expenses                             (274,156)
       Total waivers and reimbursements                                                (301,291)
           Net expenses                                                                                   50,326
             Net investment income                                                                        37,815
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCY:
 Net realized gain on investments and foreign currency transactions                                      183,114
 Net change in unrealized appreciation of investments and translation
 of assets and liabilities in foreign currency                                                           370,916
    Net realized and unrealized gain on investments and foreign currency                                 554,030
       Change in net assets resulting from operations                                                $   591,845

(a) For the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

(See Notes which are an integral part of the Financial Statements)

FEDERATED EUROPEAN GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                                                         PERIOD ENDED
                                                                                         NOVEMBER 30,
                                                                                           1996(A)
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS --
 Net investment income                                                                   $   37,815
 Net realized gain on investments and foreign currency transactions
 ($178,546 as computed for federal tax purposes)                                            183,114
 Net change in unrealized appreciation (depreciation) of investments and
 translation of assets and liabilities in foreign currency                                  370,916
   Change in net assets resulting from operations                                           591,845
 SHARE TRANSACTIONS --
 Proceeds from sale of shares                                                             8,968,714
 Cost of shares redeemed                                                                 (4,850,963)
   Change in net assets resulting from share transactions                                 4,117,751
     Change in net assets                                                                 4,709,596
 NET ASSETS:
 Beginning of period                                                                           --
 End of period (including undistributed net investment income of $42,383)              $  4,709,596

(a) For the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

(See Notes which are an integral part of the Financial Statements)

FEDERATED EUROPEAN GROWTH FUND
FINANCIAL HIGHLIGHTS -- CLASS A SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                                       PERIOD ENDED
                                                                                       NOVEMBER 30,
                                                                                         1996(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                                                  $  10.00
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                                                    0.14
  Net realized and unrealized gain (loss) on investments and foreign currency              1.66
  Total from investment operations                                                         1.80
 NET ASSET VALUE, END OF PERIOD                                                        $  11.80
 TOTAL RETURN(B)                                                                          18.00%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                                                 1.75%*
  Net investment income                                                                    1.60%*
  Expense waiver/reimbursement(c)                                                         11.10%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                                                 $3,318
  Average commission rate paid                                                           $0.0223
  Portfolio turnover                                                                          58%

* Computed on an annualized basis.

(a) Reflects operations for the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED EUROPEAN GROWTH FUND
FINANCIAL HIGHLIGHTS -- CLASS B SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                                       PERIOD ENDED
                                                                                       NOVEMBER 30,
                                                                                         1996(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                                                  $ 10.00
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                                                   0.01
  Net realized and unrealized gain (loss) on investments and foreign currency             1.73
  Total from investment operations                                                        1.74
 NET ASSET VALUE, END OF PERIOD                                                        $ 11.74
 TOTAL RETURN(B)                                                                         17.40%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                                                2.50%*
  Net investment income                                                                   0.08%*
  Expense waiver/reimbursement(c)                                                        11.10%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                                                $1,215
  Average commission rate paid                                                          $0.0223
  Portfolio turnover                                                                        58%

* Computed on an annualized basis.

(a) Reflects operations for the period from February 28, 1996 (date of initial public offering) to November 30, 1996.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED EUROPEAN GROWTH FUND

FINANCIAL HIGHLIGHTS -- CLASS C SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                                       PERIOD ENDED
                                                                                       NOVEMBER 30,
                                                                                         1996(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                                                    $  10.00
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                                                      0.01
  Net realized and unrealized gain (loss) on investments and foreign currency                1.72
  Total from investment operations                                                           1.73
 NET ASSET VALUE, END OF PERIOD                                                          $  11.73
 TOTAL RETURN(B)                                                                            17.30%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                                                   2.50%*
  Net investment income                                                                      0.09%*
  Expense waiver/reimbursement(c)                                                           11.06%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                                                      $176
  Average commission rate paid                                                              $0.0223
  Portfolio turnover                                                                            58%

* Computed on an annualized basis.

(a) Reflects operations for the period from February 28, 1996 (date of initial public offering) to November 30, 1996.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED EUROPEAN GROWTH FUND
NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 1996

1. ORGANIZATION

World Investment Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Corporation consists of seven portfolios. The financial statements included herein are only those of Federated European Growth Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers three classes of shares:
Class A Shares, Class B Shares and Class C Shares. The investment objective of the Fund is to provide long-term growth of capital.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS -- Foreign and domestic equity securities are valued at the last sale price reported on a national securities exchange or over-the-counter market. In the absence of recorded sales for equity securities, they are all valued according to the mean between the last closing bid and asked prices. Short-term foreign and domestic securities are valued at the prices provided by an independent pricing service. However, short-term foreign and domestic securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS -- It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS -- Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions. The following reclassifications have been made to the financial statements..

             INCREASE (DECREASE)

              ACCUMULATED
 PAID-IN      NET REALIZED       UNDISTRIBUTED NET
 CAPITAL          GAIN          INVESTMENT INCOME
   --          $(4,568)              $4,568

Net investment income, net realized gains, and net assets were not affected by this reclassification.

FEDERAL TAXES -- It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

However, federal taxes may be imposed on the Fund upon the disposition of certain investments in passive foreign investment companies. Withholding taxes on foreign interest and dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

FOREIGN EXCHANGE CONTRACTS -- The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund's foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are "marked-to-market" daily at the applicable translation rates resulting in unrealized gains or losses. Realized gains or losses are recorded at the time the foreign currency exchange contract is offset into a closing transaction or by delivery or receipt of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At November 30, 1996, the Fund had outstanding foreign exchange contracts as set forth below:

                                           CONTRACTS TO       IN EXCHANGE FOR     CONTRACTS       UNREALIZED
                                             DELIVER/            CONTRACTS           AT          APPRECIATION
 SETTLEMENT DATE                             RECEIVE             PURCHASED          VALUE       (DEPRECIATION)
 Contracts Purchased:
 December 3, 1996              116,917 Deutsche Mark            $ 76,919          $ 76,014        $  (905)
 December 3, 1996            9,004,551 Spanish Peseta             70,348            69,512           (836)
 December 31, 1996             486,785 French Franc               93,974            93,186           (788)
 December 3, 1996               56,949 Pound Sterling             95,875            95,746           (129)
   Net Unrealized Depreciation on Foreign Exchange Contracts                                      $(2,658)


FOREIGN CURRENCY TRANSLATION -- The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

RESTRICTED SECURITIES -- Restricted securities are securities that may only be resold upon registration under securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

Additional information on each restricted security held at November 30, 1996 is as follows:

 SECURITY              ACQUISITION DATE    ACQUISITION COST
 Inwear Group AS      11/22/96-11/25/96      $ 18,371
 Irkutskenergo R.D.C.      10/10/96            22,400
 Lukoil Oil Co., ADR       10/10/96            20,210
 Mosenergo, ADR            10/10/96            12,810
 Pliva D.D., GDR           3/20/96              6,549
 Zagrebacka Banka, GDR     10/24/96            19,625

USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER -- Investment transactions are accounted for on the trade date.

3. CAPITAL STOCK

At November 30, 1996, par value shares ($0.001 per share) authorized were as follows:

                        NUMBER OF PAR VALUE
 CLASS NAME           CAPITAL STOCK AUTHORIZED
 Class A Shares             135,000,000
 Class B Shares             135,000,000
 Class C Shares             135,000,000
  Total                     405,000,000

Transactions in capital stock were as follows:

                                                                            PERIOD ENDED
                                                                            NOVEMBER 30,
                                                                               1996(A)
 CLASS A SHARES                                                    SHARES                 AMOUNT
 Shares sold                                                        731,810           $  7,658,479
 Shares redeemed                                                   (450,649)            (4,847,403)
  Net change resulting from Class A Share transactions              281,161           $  2,811,076
                                                                             PERIOD ENDED
                                                                             NOVEMBER 30,
                                                                                1996(B)
 CLASS B SHARES                                                     SHARES                AMOUNT
 Shares sold                                                        103,835           $   1,140,538
 Shares redeemed                                                       (310)                 (3,560)
  Net change resulting from Class B Share transactions              103,525           $   1,136,978
                                                                             PERIOD ENDED
                                                                             NOVEMBER 30,
                                                                                1996(B)
 CLASS C SHARES                                                      SHARES               AMOUNT
 Shares sold                                                         15,002           $    169,697
  Net change resulting from Class C Share transactions               15,002           $    169,697
  Net change resulting from share transactions                      399,688           $  4,117,751


(a) For the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

(b) For the period from February 28, 1996 (date of initial public offering) to November 30, 1996.

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE -- Federated Global Research Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 1.00% of the Fund's average daily net assets.

The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

ADMINISTRATIVE FEE -- Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE -- The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A Shares, Class B Shares, and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

                              PERCENTAGE OF AVERAGE DAILY
 SHARE CLASS NAME                 NET ASSETS OF CLASS
 Class A Shares                          0.25%
 Class B Shares                          0.75%
 Class C Shares                          0.75%

Class A Shares did not incur a distribution services fee for the period ended November 30, 1996, and has no present intention of paying or accruing the distribution services fee.

SHAREHOLDER SERVICES FEE -- Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES -- FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES -- FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES -- Organizational expenses of $42,822 were borne initially by the Adviser. The Fund has agreed to reimburse the Adviser for the organizational expenses during the five year period following the effective date. For the period ended November 30, 1996, the Fund paid $2,379 pursuant to this agreement.

GENERAL -- Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended November 30, 1996, were as follows:

 PURCHASES        $ 5,698,261
 SALES            $ 1,939,523

6. CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

To the Directors and Shareholders of
WORLD INVESTMENT SERIES, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated European Growth Fund (a portfolio of World Investment Series, Inc.) as of November 30, 1996, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Federated European Growth Fund of World Investment Series, Inc. at November 30, 1996, and the results of its operations, the changes in its net assets, and the financial highlights for the period then ended, in conformity with generally accepted accounting principles.

                                                          ERNST & YOUNG LLP

Pittsburgh, Pennsylvania
January 17, 1997

DIRECTORS

John F. Donahue
Thomas G. Bigley
John T. Conroy, Jr.
William J. Copeland
James E. Dowd
Lawrence D. Ellis, M.D.
Richard B. Fisher
Edward L. Flaherty, Jr.
Peter E. Madden
Gregor F. Meyer
John E. Murray, Jr.
Wesley W. Posvar
Marjorie P. Smuts


OFFICERS

John F. Donahue
Chairman

Richard B. Fisher
President

J. Christopher Donahue
Executive Vice President

Edward C. Gonzales
Executive Vice President

John W. McGonigle
Executive Vice President, Treasurer, and Secretary

J. Crilley Kelly
Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.


[Graphic]

Federated Investors

Federated Investors Tower
Pittsburgh, PA 15222-3779

Federated Securities Corp. is the distributor of the fund and is a subsidiary of Federated Investors.


Cusip 981487861
Cusip 981487853
Cusip 981487846
G01979-01 (1/97)





Federated International
Small Company Fund

ANNUAL REPORT
NOVEMBER 30, 1996
ESTABLISHED 1996
INTERNATIONAL

PRESIDENT'S MESSAGE

[Graphic]

Dear Shareholder:

I am pleased to present the first Annual Report to Shareholders for Federated International Small Company Fund. This report combines information about the fund from February 28, 1996, the date of inception, through November 30, 1996. This $36 million fund is invested in over 160 small-cap corporations in over 30 countries on 3 continents. This broad diversification is a hallmark of successful international investing.

The report begins with a commentary by the fund's portfolio manager, Tracy Stouffer, Vice President of Federated Global Research Corp., which covers international economic and market conditions and fund strategy. Following her commentary is a complete list of the fund's investments and the financial statements.

This fund is managed to bring shareholders significant long-term opportunities from a well-researched portfolio of many small-company international stocks.+ It is important to remember that the true measure of this fund's performance is clearly in years rather than months. There will be periods of short-term fluctuation, of negative as well as positive returns. Since the fund's inception in February of 1996, we have enjoyed a positive environment for small-cap stocks around the world.
As of November 30, 1996, Federated International Small Company Fund delivered strong total returns of 22.60% for Class A Shares, 22.00% for Class B Shares, and 21.90% for Class C Shares based on net asset value.* These returns were due to an increase in the fund's share price.

Thank you for your confidence in Federated International Small Company Fund. Please review this report and familiarize yourself with the fund's strategy and holdings. We will continue to keep you up-to-date on the details of your investment on a regular basis. We appreciate the fact that you have placed a portion of your wealth with us.

Sincerely,

[Graphic]

Richard B. Fisher
President
January 15, 1997

* Performance quoted represents past performance. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns based on offering price for Class A, B, and C Shares were 15.88%, 16.50%, and 20.90%, respectively.

+ Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards. Small cap stocks have historically experienced greater volatility than average.

Investment Review

[Graphic]

Tracy Stouffer
Vice President
Federated Global
Research Corp.

[Graphic]

HOW WOULD YOU DESCRIBE THE MARKET FOR INTERNATIONAL SMALL COMPANY STOCKS SINCE THE FUND BEGAN OPERATION AT THE END OF FEBRUARY 1996?

In general terms, the macroeconomic environment of benign inflation and interest rates around the world provided a very positive backdrop for all financial assets and small-cap issues in particular. The small-cap sector has been very dynamic this year, but gains were more stock specific than broad-based in nature. This was particularly evident in the second quarter of the year when most of the gains for the period were captured. For the balance of the year, the large-cap stocks, which were beneficiaries of mergers and acquisitions and/or restructuring activities, were more in demand.

1996 was an important year on the capital markets side for small stocks in three ways. In Europe, the introduction of capital structures supportive of small growth companies, including the Brussels-based EASDAQ and the NOUVEAU MARCHE in France, was a very positive first step in providing financing options previously unavailable to small companies.

Another successful financing model that became prevalent in Europe was for large, diversified companies to spin off non-core units as separately listed companies. This style of releasing value in these "hidden champions" is likely to continue, creating new small-cap investing opportunities.

The reverse trend was evident in Asia, particularly in China-related "Red Chip" companies, many of which are small-cap in size. Value was created via low-multiple, high-growth asset injections from parent companies or state-owned enterprises into listed vehicles. This proved to be a powerful and shareholder friendly formula for stock appreciation.

[Graphic]

WHAT WERE YOUR INVESTMENT STRATEGIES DURING THE PERIOD FOR EACH OF THE SPECIFIC REGIONS?

The International Small Company Fund focuses on stock specific opportunities first rather than country/regional strategies. Throughout the period, the fund was positioned to take advantage of several long-term investment themes and trends in various regions, as well as some unique situations where we found exceptional growth opportunities.

In the developed markets, some of the strong themes included Luxury Goods, Leisure, Data Security and solving the "Year 2000" problem. Luxury Goods is a play on the ongoing creation of wealth and polarization of incomes around the world. Portfolio companies that performed well as a result of this included BULGARI (Italy), BANG & OLUFSON (Denmark), and HARVEY NICHOLS (U.K.). Leisure is a demographic play -- not just limited to the U.S. The aging Baby Boomers are spending more time and money on recreation and leisure activities. Fund holdings that benefited from this included FILA (Italy), AIRTOURS (U.K.), and PEOPLE (Japan). Data Security concerns the challenge of protecting data from outside corruption and is particularly critical in both intranet and internet environments. Fund investments that excelled as a result of this include those providing firewall, anti-virus, access control and/or data retrieval software such as CHECKPOINT (Israel), MEMCO (Israel), and NORMAN DATA DEFENSE (Norway).

The millennium, or "Year 2000," problem looms as a result of the way dates are stored in most mainframe computers via the last 2 digits of the year. The GARTNER GROUP has estimated it will cost $400 billion on a global basis for companies to resolve the problem. Information Technology companies around the world are benefiting as they are contracted to examine and modify existing computer systems. Compounding the challenge, European companies need to deal with the outgoing national currency and the introduction of the new Euro during the transition period leading up to full monetary unity in 1999. Examples of portfolio investments that faired well as a result include AXIME (France), SIMAC (Netherlands), and CMG (U.K.).

In the emerging markets, themes continue to be consumption-related including such companies as WANT WANT HOLDINGS (Taiwan), CHIPITA (Greece), CINZANO (Argentina) and infrastructure plays such as CEMENTO ITAU (Brazil) and SEMAPA (Portugal).

There were a number of special situations that provided excellent return opportunities: RAISION TEHTAAT, the Finnish producer of Benecol, the world's first LDL-cholesterol lowering margarine; TELEPIZZA (Spain) the second largest fast food company in Spain after McDonalds; and NORITSU KOKI (Japan), the photofinishing equipment company that provides Advanced Photo System (APS) compatible equipment to mini-photolabs around the world.

[Graphic]

WHAT IS YOUR CURRENT OUTLOOK FOR INTERNATIONAL SMALL COMPANY STOCKS, AND WHAT IS YOUR STRATEGY FOR THE FUND AS WE ENTER 1997?

The prospects for international small stocks are very bright for 1997 and beyond. The scope of the market is enormous. In dollar terms, there are almost $2 trillion of stocks under $1 billion in market cap in developed countries alone outside the U.S. This number should grow as capital markets, most notably in Europe and Japan, relax listing requirements taking their lead from NASDAQ.
Throughout 1996, we consistently found more interesting opportunities in the European and Latin American markets than in the markets of the Asia Pacific region, with the exception of Hong Kong. It is anticipated, however, that as the Asia Pacific economies rebound cyclically, more interesting investment opportunities will emerge, particularly leading up to the return of Hong Kong to China in July 1997.

Small-cap companies could continue to be beneficiaries of ongoing trends in the developed world such as outsourcing, where foreign companies trail the U.S. The large-cap companies look to small companies as providers of specialized, cost-effective goods and services. We will continue to seek out very strong growth companies that boast high growth rates, strong management, generate free cash flow and strong market share positions.

[Graphic]

HOW DID FEDERATED INTERNATIONAL SMALL COMPANY FUND PERFORM DURING THE PERIOD COMPARED TO THE OVERALL INTERNATIONAL SMALL-COMPANY MARKET?

In the 9-month period since the fund began operation on February 28, 1996, it has delivered very strong total returns. Total returns based on net asset value were: Class A Shares, 22.60%; Class B Shares, 22.00%; and Class C Shares, 21.90%.* By comparison, the international small-company market, as measured by the FT-Actuaries/S&P World Medium-Small Capital Index (ex-U.S.)** achieved a total return of 3.82%.

* Performance quoted represents past performance. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns based on offering price for Class A, B, and C Shares were 15.88%, 16.50%, and 20.90%, respectively.

** The FT-Actuaries/S&P World Medium-Small Capital Index (ex-U.S.) is an unmanaged, market cap-weighted index of 1,092 companies from 25 countries. Investments may not be made in an index. [Graphic]

WHAT COUNTRIES WERE REPRESENTED IN THE PORTFOLIO AS OF NOVEMBER 30, 1996?

The portfolio was extremely well diversified across the following 32 countries. The issues selected in the fund have a market capital of $370 million on average. The percent of the fund's assets in each individual holding is less than 1%.

                                                       PERCENTAGE
 COUNTRY                                             OF NET ASSETS
 United Kingdom (U.K.)                                    7.83
 Sweden                                                   7.71
 Malaysia                                                 7.52
 Hong Kong                                                7.01
 Australia                                                6.56
 France                                                   6.35
 Netherlands                                              5.44
 Singapore                                                5.43
 Norway                                                   5.12
 Brazil                                                   4.72
 Germany                                                  3.40
 Finland                                                  3.06
 Denmark                                                  3.04
 Israel                                                   2.87
 Spain                                                    2.86
 Poland                                                   2.69
 Japan                                                    1.98
 Greece                                                   1.92
 Canada                                                   1.83
 Argentina                                                1.55
 Croatia                                                  1.36
 Ireland                                                  1.33
 Belgium                                                  1.32
 Italy                                                    1.08
 Mexico                                                   0.95
 Thailand                                                 0.89
 Portugal                                                 0.86
 New Zealand                                              0.84
 Taiwan                                                   0.61
 Egypt                                                    0.47
 Philippines                                              0.43
 Hungary                                                  0.41


Where in the world should you invest?

[Graphic]
FEDERATED ASIA PACIFIC GROWTH FUND
[Graphic]
FEDERATED EMERGING MARKETS FUND
[Graphic]
FEDERATED EUROPEAN GROWTH FUND
[Graphic]
FEDERATED INTERNATIONAL EQUITY FUND
[Graphic]
FEDERATED INTERNATIONAL HIGH INCOME FUND
[Graphic]
FEDERATED INTERNATIONAL INCOME FUND
[Graphic]
FEDERATED INTERNATIONAL SMALL COMPANY FUND
[Graphic]
FEDERATED LATIN AMERICAN GROWTH FUND
[Graphic]
FEDERATED WORLD UTILITY FUND

Employ highly qualified, experienced managers in global investing. Employ experts to select countries and companies outside the U.S. for long-term growth potential.

Call your investment representative to buy shares of 7 international equity funds and 2 international income funds from Federated Investors.

FOR MORE COMPLETE INFORMATION ABOUT ANY OF THESE FUNDS, CALL 1-800-341-7400 TO ASK FOR A PROSPECTUS AND READ IT CAREFULLY BEFORE YOU INVEST.
International investing involves special risks including currency risks, increased volatility of foreign securities, and differences in auditing and other financial standards.

FEDERATED INTERNATIONAL SMALL COMPANY FUND (CLASS A SHARES)

GROWTH OF $10,000 INVESTED IN FEDERATED INTERNATIONAL SMALL COMPANY FUND (CLASS A SHARES)

The graph below illustrates the hypothetical investment of $10,000 in the Federated International Small Company Fund (Class A Shares) (the "Fund") from February 28, 1996 (start of performance) to November 30, 1996, compared to the FT-Actuaries/S&P World Medium-Small Capital Index (ex-U.S.) (FTSPWMSC).+

"Graphic representation "P" omitted.  See Appendix."

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED,
THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The FTSPWMSC is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the fund's performance. The FTSPWMSC has been adjusted to reflect reinvestment of dividends on securities in the index. The index is unmanaged.

FEDERATED INTERNATIONAL SMALL COMPANY FUND (CLASS B SHARES)

GROWTH OF $10,000 INVESTED IN FEDERATED INTERNATIONAL SMALL COMPANY FUND (CLASS B SHARES)

The graph below illustrates the hypothetical investment of $10,000 in the Federated International Small Company Fund (Class B Shares) (the "Fund") from February 28, 1996 (start of performance) to November 30, 1996, compared to the FT-Actuaries/S&P World Medium-Small Capital Index (ex-U.S.) (FTSPWMSC).+

"Graphic representation "Q" omitted.  See Appendix."]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a contingent deferred sales charge of 5.50% on any redemption less than 1 year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The FTSPWMSC is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the fund's performance. The FTSPWMSC has been adjusted to reflect investment of dividends on securities in the index. The index is unmanaged.
FEDERATED INTERNATIONAL SMALL COMPANY FUND (CLASS C SHARES)

GROWTH OF $10,000 INVESTED IN FEDERATED INTERNATIONAL SMALL COMPANY FUND (CLASS C SHARES)

The graph below illustrates the hypothetical investment of $10,000 in the Federated International Small Company Fund (Class C Shares) (the "Fund") from February 28, 1996 (start of performance) to November 30, 1996, compared to the FT-Actuaries/S&P World Medium-Small Capital Index (ex-U.S.) (FTSPWMSC).+

"Graphic representation "R" omitted.  See Appendix."

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a contingent deferred sales charge of 1.00% on any redemption less than 1 year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The FTSPWMSC is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the fund's performance. The FTSPWMSC has been adjusted to reflect investment of dividends on securities in the index. The index is unmanaged.

FEDERATED INTERNATIONAL SMALL COMPANY FUND
PORTFOLIO OF INVESTMENTS

NOVEMBER 30, 1996

                                                                                                      VALUE IN
  SHARES                                                                                           U.S. DOLLARS
 COMMON STOCKS -- 95.9%
 ARGENTINA -- 1.5%
                         FOOD & BEVERAGE -- 0.2%
                  50,000 Cinba                                                                    $        83,033
                         MERCHANDISING -- 0.3%
                  14,000 Importadora y Exportadora                                                        117,647
                         METALS - STEEL -- 0.5%
                  65,000 (a)Siderar S.A., Class A                                                         177,521
                         UTILITIES - ELECTRICAL & GAS -- 0.5%
                  96,000 Astra Cia Argentina De Petro                                                     178,631
                          TOTAL ARGENTINA                                                                 556,832
 AUSTRALIA -- 6.6%
                         BROADCASTING & PUBLISHING -- 0.6%
                  88,000 (a)Beyond International Ltd.                                                     215,595
                         ENERGY - OIL & GAS -- 0.7%
                 271,000 Command Petroleum Ltd.                                                           242,634
                         FINANCIAL SERVICES -- 1.8%
                  66,000 (a)Orogen Minerals Ltd.                                                          141,283
                  10,000 (a)Orogen Minerals Ltd., GDR                                                     201,300
                 165,000 Tyndall Australia Ltd.                                                           288,743
                          Total                                                                           631,326
                         HEALTH & PERSONAL CARE -- 0.7%
                 177,000 Sonic Healthcare Ltd.                                                            244,913
                         LEISURE & TOURISM -- 1.0%
                  55,000 Aristocrat Leisure Ltd.                                                          155,787
                 274,000 (a)Cinema Plus Ltd.                                                                         223,018
                          Total                                                                           378,805


FEDERATED INTERNATIONAL SMALL COMPANY FUND

                                                                                                      VALUE IN
  SHARES                                                                                           U.S. DOLLARS
 COMMON STOCKS -- CONTINUED
 AUSTRALIA -- CONTINUED
                         MINING -- 0.4%
                 400,000 (a)Buka Minerals Ltd.                                                     $      146,508
                         REAL ESTATE -- 0.6%
                 250,000 Darling Park Trust                                                               203,484
                         TEXTILES & APPAREL -- 0.5%
                 227,000 (a)Colly Cotton Ltd.                                                             188,458
                         UTILITIES - ELECTRICAL & GAS -- 0.3%
                  59,000 Novus Petroleum Ltd.                                                             112,852
                          TOTAL AUSTRALIA                                                               2,364,575
 BELGIUM -- 1.4%
                         BUSINESS & PUBLIC SERVICES -- 0.8%
                  13,800 (a)Lernout and Hauspie Speech Products N.V.                                      272,550
                         TELECOMMUNICATIONS -- 0.6%
                   4,550 (a)Telinfo S.A.                                                                  202,446
                          TOTAL BELGIUM                                                                   474,996
 BRAZIL -- 2.4%
                         BROADCASTING & PUBLISHING -- 0.5%
                  13,000 (a)TV Filme, Inc.                                                                178,750
                         RETAIL -- 0.8%
                  30,300 (a)Bompreco Supermercados Do Nordeste                                            278,654
                         TELECOMMUNICATIONS -- 0.6%
                 278,000 (a)Cia Riograndense De Telecomunicacoes                                          203,454
                         TEXTILES & APPAREL -- 0.0%
             115,000,000 (a)Texpar S.A.                                                                     1,113
                         UTILITIES - ELECTRICAL & GAS -- 0.5%
             156,000,000 Cia Forca Luz Cataguazes Leo                                                     178,199
                          TOTAL BRAZIL                                                                    840,170


FEDERATED INTERNATIONAL SMALL COMPANY FUND

                                                                                                      VALUE IN
  SHARES                                                                                           U.S. DOLLARS
 COMMON STOCKS -- CONTINUED
 CANADA -- 1.8%
                         BUSINESS & PUBLIC SERVICES -- 0.8%
                  32,000 Ontario Stores Inc                                                       $       308,468
                         DATA PROCESSING & REPRODUCTION -- 0.6%
                   7,000 (a)Hummingbird Communications Ltd.                                               221,375
                         PHARMACEUTICALS -- 0.4%
                   6,700 (a)QLT Phototherapeutics                                                         130,165
                          TOTAL CANADA                                                                    660,008
 CROATIA -- 1.3%
                         BANKING -- 0.7%
                  13,100 (a)(b)Zagrebacka Banka, GDR                                                      257,088
                         HEALTH & PERSONAL CARE -- 0.6%
                   4,800 (a)(b)Pliva D.D., GDR                                                                       232,800
                          TOTAL CROATIA                                                                   489,888
 DENMARK -- 3.0%
                         BROADCASTING & PUBLISHING -- 0.8%
                   1,400 Sondagsavisen                                                                    273,192
                         ELECTRONIC COMPONENTS, INSTRUMENTS -- 0.7%
                   6,600 Bang & Olufsen Hlg, Class B                                                      268,780
                         TEXTILES & APPAREL -- 1.5%
                   6,000 (a)Carli Gry International AS                                                    302,377
                   5,550 (a)(b)Inwear Group AS                                                            251,447
                          Total                                                                           553,824
                          TOTAL DENMARK                                                                 1,095,796
 EGYPT -- 0.5%
                         BUILDING MATERIALS & COMPONENTS -- 0.5%
                  10,500 (a)(b)Suez Cement Co., GDR                                                       168,525


FEDERATED INTERNATIONAL SMALL COMPANY FUND

                                                                                                      VALUE IN
  SHARES                                                                                           U.S. DOLLARS
 COMMON STOCKS -- CONTINUED
 FINLAND -- 3.1%
                         BUSINESS & PUBLIC SERVICES -- 0.9%
                   4,200 TT Tieto OY, Class B                                                     $       324,576
                         ELECTRONIC COMPONENTS, INSTRUMENTS -- 0.7%
                  20,000 Suunto OY                                                                        250,405
                         PRODUCER MANUFACTURING -- 0.8%
                   6,500 Huhtamaki Oy, Class I                                                            280,626
                         UNASSIGNED -- 0.7%
                   6,900 Instrumentarium Group, Class B                                                   245,764
                          TOTAL FINLAND                                                                 1,101,371
 FRANCE -- 6.4%
                         BROADCASTING & PUBLISHING -- 0.6%
                   3,300 Dauphin O.T.A.                                                                   208,469
                         COMMERCIAL SERVICES -- 0.5%
                     950 Penauille Polyservices                                                           176,404
                         DATA PROCESSING & REPRODUCTION -- 0.6%
                   1,700 (a)Axime (Ex Segin)                                                              203,396
                         ELECTRONIC COMPONENTS, INSTRUMENTS -- 0.5%
                   1,500 CIPE France S.A.                                                                 176,021
                         FINANCIAL SERVICES -- 0.4%
                   1,520 Union Financiere de France Banque S.A.                                           161,492
                         FOOD PROCESSING -- 0.6%
                   1,120 LDC S.A.                                                                         203,469
                         INSURANCE -- 1.1%
                   3,350 Union Des Assurances Federal                                                     413,636
                         MACHINERY & ENGINEERING -- 0.4%
                     775 (a)Gebo Industries                                                               129,073
                         MANUFACTURING -- 0.5%
                   1,300 GFI Industries S.A.                                                              188,885


FEDERATED INTERNATIONAL SMALL COMPANY FUND

                                                                                                      VALUE IN
  SHARES                                                                                           U.S. DOLLARS
 COMMON STOCKS -- CONTINUED
 FRANCE -- CONTINUED
                         MISCELLANEOUS MATERIALS & COMMODITIES -- 0.4%
                   2,600 Europeenne D'Extincteurs                                                         156,285
                         PHARMACEUTICALS -- 0.2%
                   3,700 (a)Genset                                                                         63,363
                         TELECOMMUNICATIONS -- 0.4%
                     470 Altran Technologies S.A.                                                         151,964
                         UTILITIES - ELECTRICAL & GAS -- 0.2%
                     240 Elf Gabon                                                                         56,281
                          TOTAL FRANCE                                                                  2,288,738
 FEDERAL REPUBLIC OF GERMANY -- 2.6%
                         APPLIANCES & HOUSEHOLD DURABLES -- 0.4%
                   2,180 Moebel Walther AG                                                                140,316
                         ELECTRONIC COMPONENTS, INSTRUMENTS -- 0.7%
                  18,500 (a)Rofin-Sinar Technologies, Inc.                                                238,188
                         FINANCIAL SERVICES -- 0.0%
                       5 Marschollek, Lautenschlaeger und Partner AG, Rights                                    4
                         MACHINERY & ENGINEERING -- 0.4%
                   9,000 Pfeiffer Vacuum Technology AG, ADR                                               153,000
                         MISCELLANEOUS MATERIALS & COMMODITIES -- 1.1%
                  15,300 Turbon International AG                                                          399,386
                          TOTAL FEDERAL REPUBLIC OF GERMANY                                               930,894


FEDERATED INTERNATIONAL SMALL COMPANY FUND

                                                                                                      VALUE IN
  SHARES                                                                                           U.S. DOLLARS
 COMMON STOCKS -- CONTINUED
 GREECE -- 1.9%
                         BUILDING MATERIALS & COMPONENTS -- 0.5%
                   3,500 Titan Cement Co.                                                         $       192,363
                         FOOD & HOUSEHOLD PRODUCTS -- 0.7%
                  11,000 Chipita International                                                            255,465
                         TRANSPORTATION - SHIPPING -- 0.7%
                  35,800 Attica Enterprises S.A.                                                          242,622
                          TOTAL GREECE                                                                    690,450
 HONG KONG -- 7.0%
                         BANKING -- 0.6%
                 455,000 FPB Bank Holding Co. Ltd.                                                        204,491
                         FINANCIAL SERVICES -- 1.4%
                 648,000 Aeon Credit Service                                                              217,899
                 130,000 JCG Holdings Ltd.                                                                123,577
                 105,000 Peregrine Investment                                                             194,193
                          Total                                                                           535,669
                         FOOD & HOUSEHOLD PRODUCTS -- 0.2%
                  82,000 Guangnan Holdings                                                                 64,692
                         HEALTH & PERSONAL CARE -- 0.8%
                  90,000 (a)(b)Shanghai Industrial Holdings Ltd.                                          292,744
                         HOTELS -- 0.9%
                 946,000 Regal Hotels International                                                       311,989
                         REAL ESTATE -- 2.3%
                  51,000 (a)(b)China Resources Bejing Land                                                 31,661
                 214,000 China Resources Enterprises Ltd.                                                 307,217
                 223,200 HKR International Ltd.                                                           330,528
                  96,000 (a)Winsor Property Holdings Ltd.                                                 144,646
                          Total                                                                           814,052


FEDERATED INTERNATIONAL SMALL COMPANY FUND

                                                                                                      VALUE IN
  SHARES                                                                                           U.S. DOLLARS
 COMMON STOCKS -- CONTINUED
 HONG KONG -- CONTINUED
                         TRANSPORTATION - SHIPPING -- 0.8%
                 153,000 Hong Kong Ferry Hd                                                       $       302,755
                          TOTAL HONG KONG                                                               2,526,392
 HUNGARY -- 0.4%
                         PHARMACEUTICALS -- 0.4%
                   2,700 Gedeon Richter Rights                                                            147,801
 IRELAND -- 1.3%
                         DATA PROCESSING & REPRODUCTION -- 1.3%
                   4,000 (a)CBT Group PLC, ADR                                                            230,000
                   6,000 (a)Saville Systems Ireland PLC, ADR                                              249,750
                          TOTAL IRELAND                                                                   479,750
 ISRAEL -- 2.9%
                         DATA PROCESSING & REPRODUCTION -- 0.6%
                  11,000 (a)Memco Software, LTD                                                           210,375
                         FOOD & HOUSEHOLD PRODUCTS -- 1.0%
                  27,400 Blue Square Chain Stores Properties & Investments                                211,532
                  10,000 (a)Blue Square Chain Stores Properties & Investments, ADR                        141,250
                          Total                                                                           352,782
                         MISCELLANEOUS MATERIALS & COMMODITIES -- 0.4%
                  10,000 (a)Zag Industries LTD, ADR                                                       161,250
                         PHARMACEUTICALS -- 0.9%
                  41,000 Agis Industries                                                                  311,369
                          TOTAL ISRAEL                                                                  1,035,776


FEDERATED INTERNATIONAL SMALL COMPANY FUND

                                                                                                      VALUE IN
  SHARES                                                                                           U.S. DOLLARS
 COMMON STOCKS -- CONTINUED
 ITALY -- 1.1%
                         ELECTRONIC COMPONENTS, INSTRUMENTS -- 0.7%
                  31,000 (a)Zucchini SPA                                                           $      258,478
                         MISCELLANEOUS MATERIALS & COMMODITIES -- 0.4%
                   7,000 Bulgari SPA                                                                      129,523
                          TOTAL ITALY                                                                     388,001
 JAPAN -- 1.9%
                         BROADCASTING & PUBLISHING -- 0.6%
                   1,800 Asahi Broadcasting Corp.                                                         197,542
                         BUILDING MATERIALS & COMPONENTS -- 0.1%
                   3,000 Kondotec, Inc.                                                                    35,294
                         DATA PROCESSING & REPRODUCTION -- 0.5%
                   3,000 (a)Imagineer Co. Ltd.                                                            187,006
                         ELECTRICAL & ELECTRONICS -- 0.0%
                   1,000 Canon Copyer Sales Co                                                             10,448
                         ELECTRONIC COMPONENTS, INSTRUMENTS -- 0.2%
                   4,000 Canare Electric Co. Ltd.                                                          84,284
                         FOOD & HOUSEHOLD PRODUCTS -- 0.5%
                   4,300 Hokuto Corp.                                                                     180,457
                         MERCHANDISING -- 0.0%
                     300 Iuchi Seiedo Co. Ltd.                                                             10,931
                         MISCELLANEOUS MATERIALS & COMMODITIES -- 0.0%
                     200 King Jim                                                                           4,232
                         TEXTILES & APPAREL -- 0.0%
                     100 Maruko Co Ltd.                                                                     3,556
                          TOTAL JAPAN                                                                     713,750


FEDERATED INTERNATIONAL SMALL COMPANY FUND

                                                                                                      VALUE IN
  SHARES                                                                                           U.S. DOLLARS
 COMMON STOCKS -- CONTINUED
 MALAYSIA -- 7.5%
                         AUTOMOBILE -- 1.4%
                  67,000 Hirotako Holdings Berhad                                                 $       296,953
                  88,000 MBM Resources Berhad                                                             210,685
                          Total                                                                           507,638
                         BANKING -- 0.9%
                 116,000 Southern Bank BHD                                                                325,920
                         BROADCASTING & PUBLISHING -- 0.7%
                  65,000 Nanyang Press BHD                                                                240,503
                         BUILDING MATERIALS & COMPONENTS -- 0.7%
                  38,000 ACP Industries                                                                   264,662
                         FINANCIAL SERVICES -- 2.4%
                  50,000 Arab Malaysian Finance Berhad                                                    314,602
                 118,000 Malaysian Industrial Development BHD                                             242,818
                 162,000 United Merchant Group BHD                                                        288,484
                          Total                                                                           845,904
                         MERCHANDISING -- 0.4%
                  36,666 Kentucky Fried Chicken Berhad                                                    162,509
                   7,333 Kentucky Fried Chicken Berhad, Warrants                                            8,938
                          Total                                                                           171,447
                         REAL ESTATE -- 1.0%
                  75,000 Eastern and Oriental Berhad                                                      163,237
                 171,000 Selangor Properties BHD                                                          189,474
                          Total                                                                           352,711
                          TOTAL MALAYSIA                                                                2,708,785


FEDERATED INTERNATIONAL SMALL COMPANY FUND

                                                                                                      VALUE IN
  SHARES                                                                                           U.S. DOLLARS
 COMMON STOCKS -- CONTINUED
 MEXICO -- 1.0%
                         DATA PROCESSING & REPRODUCTION -- 0.5%
                   9,500 (a)(b)Acer, Inc., ADR                                                     $      171,000
                         UTILITIES - ELECTRICAL & GAS -- 0.5%
                  22,000 (a)Grupo Elektra                                                                 169,874
                          TOTAL MEXICO                                                                    340,874
 NETHERLANDS -- 5.4%
                         BUILDING MATERIALS & COMPONENTS -- 1.1%
                   4,300 Ballast Nedam NV                                                                 206,733
                   2,200 Volker Stevin                                                                    199,037
                          Total                                                                           405,770
                         DATA PROCESSING & REPRODUCTION -- 0.5%
                   3,850 (a)Ordina Beheer NV                                                              178,623
                         ELECTRICAL & ELECTRONICS -- 0.7%
                   5,300 Simac Techniek                                                                   261,573
                         FOOD & HOUSEHOLD PRODUCTS -- 1.3%
                   4,000 De Boer Winkelbedrijven NV                                                       271,414
                   2,300 Van Melle NV                                                                     197,413
                          Total                                                                           468,827
                         LEISURE & TOURISM -- 0.7%
                   7,800 (a)Entertainment BV                                                              265,534
                         TRANSPORTATION - SHIPPING -- 1.1%
                   4,200 Koninklijke Frans Maas Groep NV                                                  170,017
                   4,800 Van Ommeren (Kon)                                                                208,780
                          Total                                                                           378,797
                          TOTAL NETHERLANDS                                                             1,959,124


FEDERATED INTERNATIONAL SMALL COMPANY FUND

                                                                                                      VALUE IN
  SHARES                                                                                           U.S. DOLLARS
 COMMON STOCKS -- CONTINUED
 NEW ZEALAND -- 0.8%
                         FOOD PROCESSING -- 0.8%
                 340,000 Wrightson Ltd.                                                           $       302,276
 NORWAY -- 5.1%
                         DATA PROCESSING & REPRODUCTION -- 0.8%
                  38,000 Ark ASA                                                                          275,319
                         ELECTRICAL & ELECTRONICS -- 0.8%
                  29,000 (a)Sensonor ASA                                                                  277,890
                         MACHINERY & ENGINEERING -- 0.3%
                   5,000 Kverneland AS                                                                    127,766
                         MANUFACTURING -- 0.6%
                  15,700 Tomra Systems ASA                                                                232,393
                         PRINTING & PUBLISHING -- 0.8%
                  16,000 Schibsted A/S                                                                    291,680
                         TECHNOLOGY SERVICES -- 1.1%
                  20,500 Norman Data Defense                                                              386,491
                         TELECOMMUNICATIONS -- 0.7%
                   6,200 Nera AS                                                                          254,067
                          TOTAL NORWAY                                                                  1,845,606
 PERU -- 0.0%
                         BUILDING MATERIALS & COMPONENTS -- 0.0%
                       1 Cementos Norte Pacasmayo                                                               1
                         WHOLESALE & INTERNATIONAL TRADE -- 0.0%
                       1 Enrique Ferreyros S.A.                                                                 1
                          TOTAL PERU                                                                            2
 PHILIPPINES -- 0.4%
                         BEVERAGE & TOBACCO -- 0.4%
                  75,000 La Tondena Distillers, Inc.                                                      155,501


FEDERATED INTERNATIONAL SMALL COMPANY FUND

                                                                                                      VALUE IN
  SHARES                                                                                           U.S. DOLLARS
 COMMON STOCKS -- CONTINUED
 POLAND -- 2.6%
                         DATA PROCESSING & REPRODUCTION -- 0.5%
                   8,700 (a)ComputerLand Poland S.A.                                               $      169,314
                         FINANCIAL SERVICES -- 0.5%
                 136,000 Bank Inicjatyw Gospodarczych                                                     185,988
                         FOOD & HOUSEHOLD PRODUCTS -- 0.6%
                 180,000 (a)Sokolow                                                                       201,978
                         FOOD PROCESSING -- 0.5%
                   6,200 Agros Holding S.A.                                                               150,011
                   2,588 Zaklady Przemyslu Cukierniczego Jutrzenka S.A.                                    50,820
                          Total                                                                           200,831
                         PHARMACEUTICALS -- 0.1%
                   2,000 (a)Kutnowskie Zaklady Farmaceutyczne Polfa S.A.                                   54,001
                         WHOLESALE & INTERNATIONAL TRADE -- 0.4%
                  17,100 Elektrim Spolka Akcyina S.A.                                                     155,902
                          TOTAL POLAND                                                                    968,014
 PORTUGAL -- 0.8%
                         BUILDING MATERIALS & COMPONENTS -- 0.8%
                  20,000 Semapa-Sociedade de Investimento E Gestao                                        309,079
 SINGAPORE -- 5.4%
                         ELECTRONIC COMPONENTS, INSTRUMENTS -- 1.4%
                  73,000 Elec & Eltek International Co. Ltd.                                              252,580
                 300,000 Thakral Corp. Ltd.                                                               249,000
                          Total                                                                           501,580
                         FINANCIAL SERVICES -- 0.7%
                 200,000 Keppel Finance Ltd.                                                              243,850
                         MISCELLANEOUS MATERIALS & COMMODITIES -- 0.8%
                 459,000 Roly International Holdings                                                      302,940


FEDERATED INTERNATIONAL SMALL COMPANY FUND

                                                                                                      VALUE IN
  SHARES                                                                                           U.S. DOLLARS
 COMMON STOCKS -- CONTINUED
 SINGAPORE -- CONTINUED
                         MULTI-INDUSTRY -- 0.5%
                  75,000 Genting International PLC                                                $       183,750
                         REAL ESTATE -- 0.5%
                 113,000 Hotel Properties Ltd.                                                            186,923
                         TELECOMMUNICATIONS -- 0.8%
                 205,000 Datacraft Asia Ltd.                                                              287,000
                         TRANSPORTATION - ROAD & RAIL -- 0.7%
                 290,000 Comfort Group Ltd.                                                               250,196
                          TOTAL SINGAPORE                                                               1,956,239
 SPAIN -- 2.8%
                         CONSTRUCTION & HOUSING -- 1.7%
                   6,500 (a)ABENGOA S.A.                                                                  225,548
                   5,000 Cubiertas Y Mzov                                                                 397,175
                          Total                                                                           622,723
                         FOOD PROCESSING -- 1.1%
                  16,800 (a)Tele Pizza S.A.                                                               408,522
                          TOTAL SPAIN                                                                   1,031,245
 SWEDEN -- 7.7%
                         BUSINESS & PUBLIC SERVICES -- 0.7%
                   2,900 WM-Data AB                                                                       242,689
                         DATA PROCESSING & REPRODUCTION -- 2.4%
                  17,400 Caran AB, Class B                                                                181,369
                  17,400 Caran AB, Rights                                                                  18,137
                  12,000 Intentia International AB                                                        189,410
                  27,000 Maldata AB, Class B                                                              327,670
                   1,750 (a)Scala International AB                                                        153,747
                          Total                                                                           870,333


FEDERATED INTERNATIONAL SMALL COMPANY FUND

                                                                                                      VALUE IN
  SHARES                                                                                           U.S. DOLLARS
 COMMON STOCKS -- CONTINUED
 SWEDEN -- CONTINUED
                         ELECTRONIC COMPONENTS, INSTRUMENTS -- 1.8%
                  14,000 Allgon AB, Class B                                                       $       336,679
                  18,320 (a)Frontec AB, Class B                                                           332,813
                          Total                                                                           669,492
                         HEALTH TECHNOLOGY -- 1.1%
                  25,000 (a)Biacore International AB                                                      397,396
                         REAL ESTATE -- 0.9%
                  21,800 (a)Fastighets AB Tornet                                                          308,386
                         TRANSPORTATION - SHIPPING -- 0.8%
                 145,000 (a)Argonaut AB, Class B                                                          291,485
                          TOTAL SWEDEN                                                                  2,779,781
 TAIWAN, PROVINCE OF CHINA -- 0.6%
                         TELECOMMUNICATIONS -- 0.6%
                  13,000 (a)ASE Test Limited                                                              221,000
 THAILAND -- 0.9%
                         AUTOMOBILE -- 0.4%
                  29,600 Thai Rung Union                                                                  157,616
                         ELECTRONIC COMPONENTS, INSTRUMENTS -- 0.5%
                  30,100 Hana Microelectronics Co., Ltd.                                                  161,457
                          TOTAL THAILAND                                                                  319,073
 UNITED KINGDOM -- 7.8%
                         BROADCASTING & PUBLISHING -- 0.9%
                  58,000 Atlantic Telecom Group PLC                                                       119,939
                  13,000 (a)Getty Communications PLC, Class A, ADR                                        203,125
                          Total                                                                           323,064
                         BUSINESS & PUBLIC SERVICES -- 0.7%
                  52,100 CRT Group PLC                                                                    240,879


FEDERATED INTERNATIONAL SMALL COMPANY FUND

                                                                                                      VALUE IN
  SHARES                                                                                           U.S. DOLLARS
 COMMON STOCKS -- CONTINUED
 UNITED KINGDOM -- CONTINUED
                         DATA PROCESSING & REPRODUCTION -- 1.2%
                  20,000 CMG PLC                                                                  $       286,651
                  21,000 JBA Holdings PLC                                                                 165,938
                          Total                                                                           452,589
                         ELECTRICAL & ELECTRONICS -- 0.6%
                  60,000 Pressac Holdings PLC                                                             211,836
                         ELECTRONIC COMPONENTS, INSTRUMENTS -- 1.0%
                  25,400 (a)Eidos PLC                                                                     358,709
                         ENGINEERING -- 0.6%
                  60,000 Ashtead Group PLC                                                                215,367
                         LEISURE & TOURISM -- 0.5%
                  15,600 Airtours PLC                                                                     175,985
                         MERCHANDISING -- 0.8%
                  50,200 Flying Flowers Ltd.                                                              151,917
                  21,400 (b)Harvey Nichols                                                                127,364
                          Total                                                                           279,281
                         TELECOMMUNICATIONS -- 0.7%
                  68,000 (a)(b)Pace Micro Technology PLC                                                  270,948
                         TRANSPORTATION - ROAD & RAIL -- 0.2%
                  20,000 FirstBus PLC                                                                      65,064
                   1,000 (a)Stagecoach Holdings PLC, Rights                                                10,609
                          Total                                                                            75,673
                         WHOLESALE & INTERNATIONAL TRADE -- 0.6%
                  52,000 Christies International PLC                                                      218,561
                          TOTAL UNITED KINGDOM                                                          2,822,892
                          TOTAL COMMON STOCKS (IDENTIFIED COST $ 32,033,712)                           34,673,204

FEDERATED INTERNATIONAL SMALL COMPANY FUND


                                                                                                      VALUE IN
  SHARES                                                                                           U.S. DOLLARS
 BRAZIL -- 2.4%
                         BUILDING MATERIALS & COMPONENTS -- 0.6%
                 800,000 Cim Port Itau                                                            $       228,460
                         MANUFACTURING -- 0.6%
                  27,000 Cofap-Cia Fab Peca, Preference                                                   220,862
                         METALS - STEEL -- 0.8%
                 318,000 Sider Paulista                                                                   289,370
                         TEXTILES & APPAREL -- 0.3%
                  37,000 Confeccoes Guararapes S.A., Pfd.                                                 121,781
                          TOTAL BRAZIL                                                                    860,473
 FEDERAL REPUBLIC OF GERMANY, -- 0.8%
                         FINANCIAL SERVICES -- 0.8%
                   2,106 Marschollek, Lautenschlaeger und Partner AG                                      293,013
                          TOTAL PREFERRED STOCKS (IDENTIFIED COST $ 1,063,865)                          1,153,486
                          TOTAL INVESTMENTS (IDENTIFIED COST $33,097,577)(C)                      $    35,826,690


(a) Non-income producing security.

(b) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At November 30, 1996, these securities amounted to $1,803,577 which represents 4.99% of net assets.

(c) The cost of investments for federal tax purposes amounts to $33,097,577. The net unrealized appreciation of investments on a federal tax basis amounts to $2,729,113 which is comprised of $3,136,326 appreciation and $407,213 depreciation at November 30, 1996.

Note: The categories of investments are shown as a percentage of net assets
     ($36,159,626) at November 30, 1996.

The following acronyms are used throughout this portfolio:

ADR -- American Depositary Receipt
GDR -- Global Depositary Receipt
PLC -- Public Limited Company

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL SMALL COMPANY FUND
STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 1996

 ASSETS:
 Total investments in securities, at value (identified and tax cost $33,097,577)                   $  35,826,690
 Income receivable                                                                                         6,923
 Receivable for investments sold                                                                       1,957,100
 Receivable for shares sold                                                                            1,102,437
    Total assets                                                                                      38,893,150
 LIABILITIES:
 Payable for investments purchased                                                  $  2,498,285
 Payable for shares redeemed                                                              28,533
 Payable to bank                                                                         110,274
 Payable for taxes withheld                                                                1,483
 Net payable for foreign exchange contracts                                                4,397
 Accrued expenses                                                                         90,552
    Total liabilities                                                                                  2,733,524
 Net Assets for 2,957,633 shares outstanding                                                       $  36,159,626
 NET ASSETS CONSIST OF:
 Paid in capital                                                                                   $  33,442,310
 Net unrealized appreciation of investments and translation of assets and
 liabilities in foreign currency                                                                       2,717,316
    Total Net Assets                                                                               $  36,159,626
 NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
 CLASS A SHARES:
 Net Asset Value Per Share ($16,398,543 / 1,337,440 shares outstanding)                                   $12.26
 Offering Price Per Share (100/94.50 of $12.26)*                                                          $12.97
 Redemption Proceeds Per Share                                                                            $12.26
 CLASS B SHARES:
 Net Asset Value Per Share ($16,721,349 / 1,370,872 shares outstanding)                                   $12.20
 Offering Price Per Share                                                                                 $12.20
 Redemption Proceeds Per Share (94.50/100 of $12.20)**                                                    $11.53
 CLASS C SHARES:
 Net Asset Value Per Share ($3,039,734 / 249,321 shares outstanding)                                      $12.19
 Offering Price Per Share                                                                                 $12.19
 Redemption Proceeds Per Share (99.00/100 of $12.19)**                                                    $12.07


* See "How to Purchase Shares" in the Prospectus.
** See "Contingent Deferred Sales Charge" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL SMALL COMPANY FUND
STATEMENT OF OPERATIONS

PERIOD ENDED NOVEMBER 30, 1996(A)

 INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $10,259)                                                $    92,732
 Interest                                                                                                 48,463
     Total income                                                                                        141,195
 EXPENSES:
 Investment advisory fee                                                                  $  131,036
 Administrative personnel and services fee                                                   141,022
 Custodian fees                                                                               96,183
 Transfer and dividend disbursing agent fees and expenses                                     53,629
 Legal fees                                                                                   11,147
 Portfolio accounting fees                                                                    63,031
 Distribution services fee -- Class B Shares                                                  26,092
 Distribution services fee -- Class C Shares                                                   5,372
 Shareholder services fee -- Class A Shares                                                   15,718
 Shareholder services fee -- Class B Shares                                                    8,698
 Shareholder services fee -- Class C Shares                                                    1,791
 Share registration costs                                                                     21,562
 Printing and postage                                                                          9,680
 Insurance premiums                                                                            3,677
 Taxes                                                                                            17
 Miscellaneous                                                                                 4,496
     Total expenses                                                                          593,151
 Waivers and reimbursements --
     Waiver of investment advisory fee                                     $ (131,036)
     Reimbursement of other operating expenses                               (223,677)
          Total waivers and reimbursements                                                 (354,713)
                Net expenses                                                                             238,438
                   Net operating loss                                                                    (97,243)
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
 Net realized loss on investments and foreign currency transactions                                      (92,852)
 Net change in unrealized appreciation of investments and translation of
 assets and liabilities in foreign currency                                                            2,717,316
     Net realized and unrealized gain on investments and foreign currency                              2,624,464
          Change in net assets resulting from operations                                             $ 2,527,221


(a) For the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL SMALL COMPANY FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                                                     PERIOD ENDED
                                                                                     NOVEMBER 30,
                                                                                       1996(A)
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS --
 Net operating loss                                                               $         (97,243)
 Net realized loss on investments and foreign currency transactions
 ($30,327 as computed for federal tax purposes)                                             (92,852)
 Net change in unrealized appreciation of investments and translation
 of assets and liabilities in foreign currency                                            2,717,316
   Change in net assets resulting from operations                                         2,527,221
 SHARE TRANSACTIONS --
 Proceeds from sale of shares                                                            44,965,507
 Cost of shares redeemed                                                                (11,333,102)
   Change in net assets resulting from share transactions                                33,632,405
     Change in net assets                                                                36,159,626
 NET ASSETS:
 Beginning of period                                                                            --
 End of period                                                                    $      36,159,626


(a) For the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL SMALL COMPANY FUND
FINANCIAL HIGHLIGHTS -- CLASS A SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                                        PERIOD ENDED
                                                                                        NOVEMBER 30,
                                                                                            1996(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                                                        $10.00
 INCOME FROM INVESTMENT OPERATIONS
  Net operating loss                                                                          (0.02)
  Net realized and unrealized gain on investments and foreign currency                         2.28
  Total from investment operations                                                             2.26
 NET ASSET VALUE, END OF PERIOD                                                              $12.26
 TOTAL RETURN(B)                                                                              22.60%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                                                     1.97%*
  Net operating loss                                                                          (0.48%)*
  Expense waiver/reimbursement(c)                                                              3.38%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                                                   $16,399
  Average commission rate paid                                                              $0.0006
  Portfolio turnover                                                                            174%


* Computed on an annualized basis.

(a) Reflects operations for the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net operating loss ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL SMALL COMPANY FUND
FINANCIAL HIGHLIGHTS -- CLASS B SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                                        PERIOD ENDED
                                                                                         NOVEMBER 30,
                                                                                            1996(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                                                        $10.00
 INCOME FROM INVESTMENT OPERATIONS
  Net operating loss                                                                          (0.04)
  Net realized and unrealized gain on investments and foreign currency                         2.24
  Total from investment operations                                                             2.20
 NET ASSET VALUE, END OF PERIOD                                                              $12.20
 TOTAL RETURN(B)                                                                              22.00%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                                                     2.72%*
  Net operating loss                                                                          (1.61%)*
  Expense waiver/reimbursement(c)                                                              3.38%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                                                   $16,721
  Average commission rate paid                                                              $0.0006
  Portfolio turnover                                                                            174%


* Computed on an annualized basis.

(a) Reflects operations for the period from February 28, 1996 (date of initial public offering) to November 30, 1996.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net operating loss ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL SMALL COMPANY FUND
FINANCIAL HIGHLIGHTS -- CLASS C SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                                        PERIOD ENDED
                                                                                         NOVEMBER 30,
                                                                                            1996(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                                                        $10.00
 INCOME FROM INVESTMENT OPERATIONS
  Net operating loss                                                                          (0.05)
  Net realized and unrealized gain on investments and foreign currency                         2.24
  Total from investment operations                                                             2.19
 NET ASSET VALUE, END OF PERIOD                                                              $12.19
 TOTAL RETURN(B)                                                                              21.90%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                                                     2.72%*
  Net operating loss                                                                          (1.58%)*
  Expense waiver/reimbursement(c)                                                              3.38%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                                                    $3,040
  Average commission rate paid                                                              $0.0006
  Portfolio turnover                                                                            174%


* Computed on an annualized basis.

(a) Reflects operations for the period from February 28, 1996 (date of initial public offering) to November 30, 1996.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net operating loss ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL SMALL COMPANY FUND
NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 1996

1. ORGANIZATION

World Investment Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Corporation consists of seven portfolios. The financial statements included herein are only those of Federated International Small Company Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers three classes of shares: Class A Shares, Class B Shares, and Class C Shares. The investment objective of the Fund is to provide long-term growth of capital.
2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

  INVESTMENT VALUATIONS -- Foreign equity securities are valued at the last sale price reported in the market in which they are primarily traded. If no sale on the recognized exchange is reported or the security is traded over-the-counter, the foreign securities are valued at the mean between the last closing bid and asked prices. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term foreign and domestic securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

  INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS -- Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

  Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions and net operating losses. The following reclassifications have been made to the financial statements.

                      INCREASE (DECREASE)
                     ACCUMULATED            ACCUMULATED
                     NET REALIZED    DISTRIBUTIONS IN EXCESS OF
   PAID-IN CAPITAL    GAIN/LOSS         NET INVESTMENT INCOME
      $(190,095)       $92,852                 $97,243


  Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.

  FEDERAL TAXES -- It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

  Withholding taxes on foreign interest and dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

  WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

  FOREIGN EXCHANGE CONTRACTS -- The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counter-parts to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purpose as unrealized until the settlement date.

  At November 30, 1996, the Fund had outstanding foreign currency commitments as set forth below:

                                                                                              UNREALIZED
   CONTRACTS               SETTLEMENT       CONTRACTS TO      IN EXCHANGE    CONTRACTS AT    APPRECIATION
   PURCHASED                  DATE        DELIVER/RECEIVE          FOR          VALUE       (DEPRECIATION)
   Australian Dollar        12/02/96           101,625        $  82,621      $  82,716 $          95
   Canadian Dollar          12/05/96           416,000          309,064        308,468          (596)
   British Pound            12/04/96             4,946            8,328          8,315           (13)
   Malaysian Ringgit        12/02/96 --
                            12/03/96           866,208          344,387        342,781        (1,606)
   Swedish Krona            12/03/96         2,668,750          399,454        397,396        (2,058)
   CONTRACTS
   SOLD
   Canadian Dollar          12/02/96           172,577        $ 127,750      $ 127,968 $        (218)
   Finnish Markka           12/02/96           549,479          118,935        118,614           321
   French Franc             12/31/96           787,332          150,398        150,720          (322)
     Total unrealized
     depreciation                                                                            $(4,397)


  FOREIGN CURRENCY TRANSLATION -- The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

  RESTRICTED SECURITIES -- Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

  Additional information on each restricted security held at November 30, 1996 is as follows:

   SECURITY                                    ACQUISITION DATE           ACQUISITION COST
   Zagrebacka Banka, GDR                      9/20/96 -- 8/23/96               $211,288
   Pliva D.D., GDR                            3/29/96 -- 11/18/96               249,188
   Inwear Group AS                           11/22/96 -- 11/25/96               226,579
   Suez Cement Co., ADR                             11/25/96                    154,875
   Shanghai Industrial Holdings Ltd.          11/25/96 -- 5/23/96               185,323
   China Resources Bejing Land                       11/5/96                     15,724
   Acer, Inc., ADR                             9/13/96 -- 7/19/96               146,490
   Harvey Nichols                               8/6/96 -- 4/22/96                94,414
   Pace Micro Technology PLC                  10/24/96 -- 6/20/96               224,196


  USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

  OTHER -- Investment transactions are accounted for on the trade date.

3. CAPITAL STOCK

At November 30, 1996, par value shares ($ 0.001 per share) authorized were as follows:

                              NUMBER OF PAR VALUE
 CLASS NAME                CAPITAL STOCK AUTHORIZED
 Class A Shares                   135,000,000
 Class B Shares                   135,000,000
 Class C Shares                   135,000,000
   Total                          405,000,000


 Transactions in capital stock were as follows:

                                                                                   NOVEMBER 30, 1996(A)
 CLASS A SHARES                                                              SHARES                     AMOUNT
 Shares sold                                                               2,313,613 $                25,684,395
 Shares redeemed                                                            (976,173)                (10,868,944)
  Net change resulting from Class A Share transactions                     1,337,440 $                14,815,451
                                                                                   NOVEMBER 30, 1996(B)
 CLASS B SHARES                                                              SHARES                     AMOUNT
 Shares sold                                                               1,398,394 $                16,261,633
 Shares redeemed                                                             (27,522)                   (323,940)
  Net change resulting from Class B Share transactions                     1,370,872 $                15,937,693
                                                                                   NOVEMBER 30, 1996(B)
 CLASS C SHARES                                                              SHARES                     AMOUNT
 Shares sold                                                                 261,457 $                 3,019,479
 Shares redeemed                                                             (12,136)                   (140,218)
  Net change resulting from Class C Share transactions                       249,321 $                 2,879,261
   Net change resulting from Fund share transactions                       2,957,633 $                33,632,405


(a) For the period from February 28, 1996 (date of intial public investment) to Novmeber 30, 1996.

(b) For the period from February 28, 1996 (date of intial public offering) to November 30, 1996.

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

  INVESTMENT ADVISORY FEE -- Federated Global Research Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 1.25% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

  ADMINISTRATIVE FEE -- Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

  DISTRIBUTION SERVICES FEE -- The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp., ("FSC") the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A, Class B and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.


                              PERCENTAGE OF AVERAGE DAILY
   SHARE CLASS NAME               NET ASSETS OF CLASS
   Class A Shares                        0.25%
   Class B Shares                        0.75%
   Class C Shares                        0.75%


  Class A Shares did not incur a Distribution services fee for the period ended November 30, 1996, and has no present intention of paying or accruing the Distribution services fee.

  SHAREHOLDER SERVICES FEE -- Under the terms of a Shareholder Services Agreement with Federated Shareholder Services, ("FSS") the Fund will pay FSS up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts.

  TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES -- FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

  PORTFOLIO ACCOUNTING FEES -- FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

  ORGANIZATIONAL EXPENSES -- Organizational expenses of $47,932 were borne initially by the Adviser. The Fund has agreed to reimburse the Adviser for the organizational expenses during the five-year period following effective date. For the period ended November 30, 1996, the Fund paid $2,668 pursuant to this agreement.

  GENERAL -- Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

5. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding short-term securities, for the period ended November 30, 1996, were as follows:

PURCHASES      $ 55,399,300
SALES          $ 22,465,291


6. CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

To the Directors of and Shareholders of
WORLD INVESTMENT SERIES, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated International Small Company Fund (a portfolio of World Investment Series, Inc.) as of November 30, 1996, the related statement of operations, the statement of changes in net assets, and the financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of November 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated International Small Company Fund of World Investment Series, Inc. at November 30, 1996, and the results of its operations, the changes in its net assets, and the financial highlights for the period then ended, in conformity with generally accepted accounting principles.

                                                          ERNST & YOUNG LLP

Pittsburgh, Pennsylvania
January 17, 1997

DIRECTORS                            OFFICERS
John F. Donahue                      John F. Donahue
Thomas G. Bigley                       Chairman
John T. Conroy, Jr.                  Richard B. Fisher
William J. Copeland                    President
James E. Dowd                        J. Christopher Donahue
Lawrence D. Ellis, M.D.                Executive Vice President
Richard B. Fisher                    Edward C. Gonzales
Edward L. Flaherty, Jr.                Executive Vice President
Peter E. Madden                      John W. McGonigle
Gregor F. Meyer                        Executive Vice President, Treasurer,
John E. Murray, Jr.                    and Secretary
Wesley W. Posvar                     J. Crilley Kelly
Marjorie P. Smuts                      Assistant Secretary


Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

[Graphic]

Federated Investors
Federated Investors Tower
Pittsburgh, PA 15222-3779

Federated Securities Corp. is the distributor of the fund and is a subsidiary of Federated Investors.

[Graphic]

Cusip 981487838
Cusip 981487820
Cusip 981487812
G01968-01 (1/97)



Federated
Latin American
Growth Fund

ANNUAL REPORT
NOVEMBER 30, 1996
ESTABLISHED 1996
GROWTH

PRESIDENT'S MESSAGE

[Graphic]

Dear Shareholder:

I am pleased to present the first Annual Report to Shareholders for Federated Latin American Growth Fund. This report contains information about the fund from February 28, 1996, the date of initial public investment, through November 30, 1996.

The Report begins with a commentary by the fund's portfolio manager, Alexandre de Bethmann, Vice President of Federated Global Research Corp., which covers international economic and market conditions and fund strategy. Following his commentary are a complete list of the fund's investments and the financial statements.

Of course, this fund is managed by experts at Federated Global Research Corp. to bring you and other shareholders very significant long-term opportunities from an extremely well-researched portfolio of as many as 50 large- and small-company stocks in Latin American countries.+ It is important to remember that the true measure of this fund's performance is clearly in years rather than months. There will be periods of short-term fluctuation, of negative as well as positive returns.

With that in mind, in its limited period of operation, Federated Latin American Growth Fund delivered a total return of 15.60% for Class A Shares, 15.00% for Class B Shares, and 14.80% for Class C Shares based on net asset value.* These returns were due to the fund's increase in share price.

Thank you for your confidence in Federated Latin American Growth Fund. Please take this opportunity to review this report and familiarize yourself with your fund's strategy and holdings. We will continue to keep you up-to-date on the details of your investment on a regular basis and will continue to provide the highest level of service possible.

Sincerely,

[Graphic]

Richard B. Fisher
President

January 15, 1997

* Performance quoted represents past performance. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period based on offering price for Class A, B, and C Shares were 9.26%, 9.50%, and 13.80%, respectively.

+ Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

Investment Review

[Graphic]
Alexandre de Bethmann

Vice President
Federated Global
Research Corp.

[Graphic]

WHAT IS YOUR ANALYSIS OF THE LATIN AMERICAN MARKETS SINCE THE FUND BEGAN OPERATIONS THROUGH NOVEMBER 30, 1996?

There are two general trends. First, the three largest Latin American markets (Brazil, Argentina and Mexico) continued to show signs of economic recovery. Second, Latin American markets, even during the relatively modest third quarter, outperformed most other international equity markets.

During the period, the BRAZILIAN market was up 20.4% in U.S. dollar terms as a result of an improving corporate earnings environment. While this demonstrates strong performance, it is important to note that the market experienced quite a bit of volatility as well. Politically, President Cardoso's proposed amendment to the constitution, which would allow the president to serve two 6-year terms, encountered some resistance from opposition parties. Without the assurance of re-election, the President has little incentive to support important constitutional reforms on labor and social security issues. Recent concerns over weak export figures and a subsequent deteriorating trade balance further contributed to market volatility.

Of all the Latin American markets, MEXICO traditionally reacts most strongly to Wall Street, which recently resulted in some heavy sell-offs alongside the Dow Jones Industrial Average. Nevertheless, the market return was a positive 12.5%. The recent nervousness on the political front also brought short-term volatility to the market. However, improving economic conditions and increasing domestic demand due to Mexico's large export sector and competitive exchange rate continued to fuel Mexico's recovery.

ARGENTINA returned a positive 17.9%. Earlier in the third quarter, the Finance Minister (Cavallo) and the architect of Argentina's convertibility plan, the cornerstone of Argentina's economic restructuring, resigned. Although the market experienced short-term volatility as a result, international investors were not dissuaded from investing, and viewed this event as a buying opportunity. As a result, the Argentine market bounced back and jumped 9.1% during the month of September. Then the investment community turned its attention to the new Finance Minister's (Fernandez) fiscal reform package, and how it would be received both by the Argentine Congress and the International Monetary Fund.

[Graphic]

WHAT WERE YOUR STRATEGIES IN TERMS OF COUNTRY WEIGHTINGS DURING THE PERIOD?

The fund remained diversified within each Latin American country. In Brazil, we increased our position in the state-controlled company TELEBRAS in an effort to benefit from further consolidation through privatization and a proposal in Congress establishing a general telecommunications law and regulatory agency. In Mexico, the fund maintained its exposure to the construction sector, which is growing because of declining interest rates and an improving domestic economy. We have added positions in ACER and TAMSA that should benefit from increased consumer spending and accelerating economic growth. In Argentina, the fund added exposure to TELEFONICA ARGENTINA. The fund also maintained its market weighting in Peru and Colombia and will continue to seek attractive investment opportunities within these countries. Finally, in Chile the fund remained underweight due to uncompelling valuations combined with tight monetary conditions.

[Graphic]

HOW DID FEDERATED LATIN AMERICAN GROWTH FUND PERFORM DURING THE PERIOD COMPARED TO ITS BENCHMARK?

In the nine-month period since the fund began operation on February 28, 1996, it has delivered strong total returns based on net asset value as follows: Class A Shares, 15.60%; Class B Shares, 15.00%; and Class C Shares 14.80%,* which outperformed the Morgan Stanley Capital International Latin American-Free Average's return of 10.49%.**

* Performance quoted represents past performance. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period based on offering price for Class A, B, and C Shares were 9.26%, 9.50%, and 13.80%, respectively.

** Morgan Stanley Capital International Latin American-Free Average is an unmanaged, market value-weighted average of the performance of securities listed on the stock exchanges of 7 countries in the Latin-American region.

[Graphic]

WHICH COUNTRIES WERE REPRESENTED IN THE PORTFOLIO AS OF NOVEMBER 30, 1996?

The portfolio was diversified across the following countries:

                                                                                  % OF
 COUNTRY                                                                       NET ASSETS
 Brazil                                                                          36.94%
 Mexico                                                                          30.32%
 Argentina                                                                       11.20%
 Chile                                                                            8.76%
 Venezuela                                                                        2.81%
 Colombia                                                                         2.75%
 Peru                                                                             2.23%

[Graphic]

WHAT WERE THE FUND'S TOP HOLDINGS?

As of November 30, 1996, the top 10 holdings were as follows:

                                                          % OF
                                                           NET
 NAME                                    COUNTRY         ASSETS              INDUSTRY
 Grupo Industrial
 Maseca SA de CV                          Mexico          4.45%       Food & Household Products
 Corporacion GEO,
 S.A. de CV                               Mexico          4.25%       Construction & Housing
 Companhia Energetica
 de Minas Gerais                          Brazil          4.12%       Utilities -- Electric & Gas
 Telecomunicacoes
 Brasileras, ADR                          Brazil          3.94%       Telecommunications
 Lojas Renner S.A.                        Brazil          3.92%       Merchandising
 Companhia Energetica
 de Minas Gerais                          Brazil          4.10%       Utilities -- Electric & Gas
 Telecomunicacoes de
 Sao Paulo S.A.                           Brazil          3.60%       Telecommunications
 Banco Bradesco S.A.                      Brazil          3.35%       Banking
 Pan American
 Beverages                                Mexico          3.20%       Beverage & Tobacco
 Centrais Eletricas
 Brasileiras Preference
 Series B                                 Brazil          3.70%       Utilities -- Electric & Gas
 TOTAL % OF PORTFOLIO
 ASSETS                                                  38.63%


[Graphic]

AS WE LEAVE 1996, WHAT OPPORTUNITIES DO YOU SEE AHEAD IN THE LATIN AMERICAN MARKETS?

We believe that the Latin American markets should experience another year of strong economic growth in 1997. The majority of the Latin American economies in the region are expected to have higher gross domestic product growth rates in 1997 than in 1996. The combination of higher investment spending, sound economic policies, privatizations, and ongoing fiscal reforms should foster a low interest rate environment in the region and bodes well for further equity appreciation. We also believe that positive earnings growth will further encourage investors. Incidentally, analysts and economists, in our opinion, have been too pessimistic and conservative in their estimates and should consequently be forced to revise upward their forecasts early in 1997. It is expected that the combination of forced corporate restructuring due to the recently experienced "tequila effect," and the continuous transfer of state-controlled enterprises to the private sector will result in large productivity gains that should be reflected in strong earnings growth.

Where in the world should
you invest?

[Graphic] FEDERATED ASIA PACIFIC GROWTH FUND
[Graphic] FEDERATED EMERGING MARKETS FUND
[Graphic] FEDERATED EUROPEAN GROWTH FUND
[Graphic] FEDERATED INTERNATIONAL EQUITY FUND
[Graphic] FEDERATED INTERNATIONAL HIGH INCOME FUND
[Graphic] FEDERATED INTERNATIONAL INCOME FUND
[Graphic] FEDERATED INTERNATIONAL SMALL COMPANY FUND
[Graphic] FEDERATED LATIN AMERICAN GROWTH FUND
[Graphic] FEDERATED WORLD UTILITY FUND

Employ highly qualified, experienced managers in global investing. Employ experts to select countries and companies outside the U.S. for long-term growth potential.

Call your investment representative to buy shares of 7 international equity funds and 2 international income funds from Federated Investors.

FOR MORE COMPLETE INFORMATION ABOUT ANY OF THESE FUNDS, CALL
1-800-341-7400 TO ASK FOR A PROSPECTUS AND READ IT CAREFULLY BEFORE YOU
INVEST.

International investing involves special risks including currency risks, increased volatility of foreign securities, and differences in auditing and other financial standards.

FEDERATED LATIN AMERICAN GROWTH FUND (CLASS A SHARES)

GROWTH OF $10,000 INVESTED IN FEDERATED LATIN AMERICAN GROWTH FUND (CLASS A SHARES)

The graph below illustrates the hypothetical investment of $10,000 in the Federated Latin American Growth Fund (Class A Shares) (the "Fund") from February 28, 1996 (start of performance) to November 30, 1996 compared to the Morgan Stanley Capital International Latin American-Free Average (MGEUEGFL).+

GRAPHIC REPRESENTATION `S'' OMITTED.  SEE APPENDIX.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The MGEUEGFL is a market value-weighted average of the performance of securities listed on the stock exchanges of 7 countries in the Latin-American Region. The MGEUEGFL is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This average is unmanaged. The MGEUEGFL has been adjusted to reflect reinvestment of dividends on securities in the average.

FEDERATED LATIN AMERICAN GROWTH FUND (CLASS B SHARES)

GROWTH OF $10,000 INVESTED IN FEDERATED LATIN AMERICAN GROWTH FUND (CLASS B SHARES)

The graph below illustrates the hypothetical investment of $10,000 in the Federated Latin American Growth Fund (Class B Shares)
(the "Fund") from February 28, 1996 (start of performance) to November 30, 1996 compared to the Morgan Stanley Capital International Latin American-Free Average (MGEUEGFL).+

GRAPHIC REPRESENTATION `T'' OMITTED.  SEE APPENDIX.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a contingent deferred sales charge of 5.50% on any redemption less than 1 year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The MGEUEGFL is a market value-weighted average of the performance of securities listed on the stock exchanges of 7 countries in the Latin-American region. The MGEUEGFL is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This average is unmanaged. The MGEUEGFL has been adjusted to reflect reinvestment of dividends on securities in the average.

FEDERATED LATIN AMERICAN GROWTH FUND (CLASS C SHARES)

GROWTH OF $10,000 INVESTED IN FEDERATED LATIN AMERICAN GROWTH FUND (CLASS C SHARES)

The graph below illustrates the hypothetical investment of $10,000 in the Federated Latin American Growth Fund (Class C Shares) (the "Fund") from February 28, 1996 (start of performance) to November 30, 1996 compared to the Morgan Stanley Capital International Latin American-Free
Average (MGEUEGFL).+

GRAPHIC REPRESENTATION `U'' OMITTED.  SEE APPENDIX.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a contingent deferred sales charge of 1.00% on any redemption less than 1 year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The MGEUEGFL is a market value-weighted average of the performance of securities listed on the stock exchanges of 7 countries in the Latin-American region. The MGEUEGFL is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This average is unmanaged. The MGEUEGFL has been adjusted to reflect reinvestment of dividends on securities in the average.

FEDERATED LATIN AMERICAN GROWTH FUND
PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 1996

                                                                                                             VALUE IN
        SHARES                                                                                             U.S. DOLLARS
 COMMON STOCKS -- 67.3%
                    ARGENTINA -- 11.2%
                    BANKING -- 2.2%
             4,600  Banco Frances del Rio de la Plata S.A., ADR                                               $139,150
                    BEVERAGE & TOBACCO -- 1.8%
            11,500  Quilmes Industrial S.A., ADR                                                               119,313
                    ENERGY SOURCES -- 1.8%
             5,000  YPF Sociedad Anonima, ADR                                                                  116,250
                    MULTI-INDUSTRY -- 2.1%
            20,000  Compania Naviera Perez Companc S.A., Class B                                               136,855
                    REAL ESTATE -- 1.8%
             3,700  IRSA Inversiones y Representaciones S.A., GDR                                              114,700
                    TELECOMMUNICATIONS -- 1.5%
             3,700  Telefonica de Argentina S.A., ADR                                                           94,350
                     TOTAL ARGENTINA                                                                           720,618
                    BRAZIL -- 9.4%
                    MACHINERY & ENGINEERING -- 2.8%
            17,000 (a)Elevadores Atlas                                                                         182,672
                    TELECOMMUNICATIONS -- 4.0%
             3,350  Telecomunicacoes Brasileras, ADR                                                           253,763
                    MISCELLANEOUS -- 2.6%
           890,000 (a)Light Participacoes S.A.                                                                 167,231
                     TOTAL BRAZIL                                                                              603,666
                    CHILE -- 8.7%
                    BANKING -- 2.3%
             3,800 (a)Banco BHIF, ADR                                                                           64,125
             4,700  Banco de A. Edwards, ADR                                                                    86,950
                     Total                                                                                     151,075

 FEDERATED LATIN AMERICAN GROWTH FUND
                                                                                                              VALUE IN
        SHARES                                                                                               U.S. DOLLARS
                    COMMON STOCKS -- CONTINUED
                    CHILE -- CONTINUED
                    ENERGY EQUIPMENT & SERVICES -- 1.5%
             1,800  Chilectra S.A., ADR                                                                       $ 99,000
                    MERCHANDISING -- 1.6%
             4,000  Santa Isabel S.A., ADR                                                                     100,500
                    METALS - NON FERROUS -- 1.5%
             1,900  Sociedad Quimica Y Minera De Chile, ADR                                                     98,800
                    TELECOMMUNICATIONS -- 1.8%
             1,200  Compania Telecomunicacion Chile, ADR                                                       114,150
                     TOTAL CHILE                                                                               563,525
                    COLOMBIA -- 2.7%
                    BANKING -- 2.0%
             3,100  Banco Ganadero S.A., ADR                                                                    76,725
             3,300  Banco Industrial Colombiano, ADR                                                            53,213
                     Total                                                                                     129,938
                    MERCHANDISING -- 0.7%
             3,800  Cadenalco-Gran Cad, ADR                                                                     47,025
                     TOTAL COLOMBIA                                                                            176,963
                    MEXICO -- 30.2%
                    BANKING -- 2.6%
           250,000 (a)Grupo Financiero Bancomer, S.A. de C.V., Class B                                         100,799
             8,300 (a)Grupo Financiero Bancomer, S.A. de C.V., Class B, ADR                                     66,865
                     Total                                                                                     167,664
                    BEVERAGE & TOBACCO -- 6.4%
            60,000  Fomento Economico Mexicano, S.A. de C.V., Class B                                          205,021
             4,400  Pan American Beverage, Class A                                                             205,700
                     Total                                                                                     410,721
                    BUILDING MATERIALS & COMPONENTS -- 2.5%
            22,600  Cemex S.A., Class B, ADR                                                                   163,144

FEDERATED LATIN AMERICAN GROWTH FUND
                                                                                                             VALUE IN
        SHARES                                                                                             U.S. DOLLARS
                    COMMON STOCKS -- CONTINUED
                    MEXICO -- CONTINUED
                    CONSTRUCTION & HOUSING -- 7.3%
            54,000 (a)Corporacion GEO, S.A. de C.V., Class B                                                  $273,526
            14,000 (a)Empresas ICA Sociedad Controladora S.A., ADR                                             201,250
                     Total                                                                                     474,776
                    DATA PROCESSING & REPRODUCTION -- 1.5%
             5,500 (a)Acer, Inc., ADR                                                                           99,000
                    FOOD & HOUSEHOLD PRODUCTS -- 5.4%
            71,000 (a)Grupo Corvi S.A., Class UBL                                                               59,415
           230,000 (a)Grupo Industrial Maseca S.A. de CV, Class B                                              286,370
                     Total                                                                                     345,785
                    MERCHANDISING -- 1.7%
            79,000 (a)Cifra S.A. de CV, Class B                                                                108,980
                    METALS - STEEL -- 1.5%
             7,100 (a)Tubos de Acero de Mexico S.A., ADR                                                        96,738
                    TELECOMMUNICATIONS -- 1.3%
             9,000 (a)Grup Iusacell S.A., ADR                                                                    84,375
                     TOTAL MEXICO                                                                             1,951,183
                    PERU -- 2.3%
                    FINANCIAL SERVICES -- 0.8%
             2,937 (a)Credicorp Ltd.                                                                             50,663
                    TELECOMMUNICATIONS -- 0.8%
             2,600 (a)CPT Telefonica del Peru S.A., Class B, ADR                                                 50,375
                    WHOLESALE & INTERNATIONAL TRADE -- 0.7%
            41,701  Enrique Ferreyros S.A.                                                                       42,758
                     TOTAL PERU                                                                                 143,796

 FEDERATED LATIN AMERICAN GROWTH FUND
                                                                                                              VALUE IN
         SHARES                                                                                            U.S. DOLLARS
COMMON STOCKS -- CONTINUED
                    VENEZUELA -- 2.8%
                    MACHINERY & ENGINEERING -- 0.9%
            18,000  Sider Venezolana, ADR                                                                     $ 60,750
             1,636 (a)Sider Venezolana, Class B, ADR                                                               395
                     Total                                                                                      61,145
                    METALS - STEEL -- 0.7%
            10,000 (a)(b)Venprecar, ADR                                                                         42,500
                    TELECOMMUNICATIONS -- 1.2%
             3,000 (a)Compania Anonima Nacional Telefonos de Venezuela, Class D, ADR                             76,125
                     TOTAL VENEZUELA                                                                            179,770
                     TOTAL COMMON STOCKS (IDENTIFIED COST $3,910,139)                                         4,339,521
                    PREFERRED STOCKS -- 27.5%
                    BRAZIL -- 27.5%
                    BANKING -- 4.8%
        29,481,000  Banco Bradesco S.A., Preference                                                             215,470
           234,000  Banco Itau S.A, Preference                                                                   91,742
                     Total                                                                                      307,212
                    ENERGY SOURCES -- 2.8%
         1,320,000  Petroleo Brasileiro S.A., Preference                                                        181,452
                    MANUFACTURING -- 2.0%
            16,000  Cofap-Cia Fab Peca Preference                                                               130,881
                    MERCHANDISING -- 3.9%
         5,106,000  Lojas Renner S.A., Preference                                                               252,087
                    METALS - STEEL -- 2.6%
            81,000  Sider Paulisto (Cos)                                                                         73,708
        97,818,000  Usinas Siderurgicas de Minas Gerais, Preference                                              97,525
                     Total                                                                                      171,233

 FEDERATED LATIN AMERICAN GROWTH FUND
       SHARES OR
       PRINCIPAL                                                                                            VALUE IN
        AMOUNT                                                                                             U.S. DOLLARS
 PREFERRED STOCKS -- CONTINUED
                    BRAZIL -- CONTINUED
                    TELECOMMUNICATIONS -- 3.6%
         1,295,000  Telecomunicacoes de Sao Paulo S.A., Preference                                            $229,414
                    UTILITIES - ELECTRICAL & GAS -- 7.8%
           720,000  Centrais Eletricas Brasileiras, Preference, Series B                                       236,282
         8,225,000  Companhia Energetica de Minas Gerais, Preference                                           265,149
                     Total                                                                                     501,431
                     TOTAL PREFERRED STOCKS (IDENTIFIED COST $1,693,243)                                     1,773,710
 (C) REPURCHASE AGREEMENT -- 2.2%
                    UNITED STATES -- 2.2%
          $145,000  BT Securities Corporation, 5.72%, dated 11/29/1996, due 12/2/1996
                    (AT AMORTIZED COST)                                                                        145,000
                     TOTAL INVESTMENTS (IDENTIFIED COST $5,748,382)(D)                                      $6,258,231


(a) Non-income producing security.

(b) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At November 30, 1996, these securities amounted to $42,500 which represents 0.7% of net assets.

(c) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated Funds.

(d) The cost of investments for federal tax purposes amounts to $5,748,382. The net unrealized appreciation of investments on a federal tax basis amounts to $509,849 which is comprised of $637,037 appreciation and $127,188 depreciation at November 30, 1996.

Note: The categories of investments are shown as a percentage of net assets
      ($6,451,108) at November 30, 1996.

The following acronyms are used throughout this portfolio:

ADR -- American Depository Receipt
GDR -- Global Depository Receipt

(See Notes which are an integral part of the Financial Statements)

FEDERATED LATIN AMERICAN GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1996

 ASSETS:
 Total investments in securities, at value (identified and tax cost $5,748,382)                             $6,258,231
 Cash                                                                                                          113,088
 Income receivable                                                                                               7,158
 Receivable for investments sold                                                                                66,365
 Receivable for shares sold                                                                                    138,341
    Total assets                                                                                             6,583,183
 LIABILITIES:
 Payable for investments purchased                                                            $82,162
 Payable for taxes withheld                                                                       393
 Accrued expenses                                                                              49,520
    Total liabilities                                                                                          132,075
 Net Assets for 558,705 shares outstanding                                                                  $6,451,108
 NET ASSETS CONSIST OF:
 Paid in capital                                                                                            $5,687,301
 Net unrealized appreciation of investments and translation of assets and liabilities in foreign               509,867
 currency
 Accumulated net realized gain on investments and foreign currency transactions                                212,053
 Undistributed net investment income                                                                            41,887
    Total Net Assets                                                                                        $6,451,108
 NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
 CLASS A SHARES:
 Net Asset Value Per Share ($4,836,085/418,191 shares outstanding)                                              $11.56
 Offering Price Per Share (100/94.50 of $11.56)*                                                                $12.23
 Redemption Proceeds Per Share                                                                                  $11.56
 CLASS B SHARES:
 Net Asset Value Per Share ($1,355,404/117,891 shares outstanding)                                              $11.50
 Offering Price Per Share                                                                                       $11.50
 Redemption Proceeds Per Share (94.50/100 of $11.50)**                                                          $10.87
 CLASS C SHARES:
 Net Asset Value Per Share ($259,619/22,623 shares outstanding)                                                 $11.48
 Offering Price Per Share                                                                                       $11.48
 Redemption Proceeds Per Share (99.00/100 of $11.48)**                                                          $11.37


* See "What Shares Cost" in the Prospectus.
** See "Contingent Deferred Sales Charge" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)

FEDERATED LATIN AMERICAN GROWTH FUND
STATEMENT OF OPERATIONS
PERIOD ENDED NOVEMBER 30, 1996(A)

 INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $16,050)                                                         $132,053
 Interest                                                                                                        9,459
     Total income                                                                                              141,512
 EXPENSES:
 Investment advisory fee                                                                      $ 54,798
 Administrative personnel and services fee                                                     140,012
 Custodian fees                                                                                 34,003
 Transfer and dividend disbursing agent fees and expenses                                       45,002
 Legal fees                                                                                     10,330
 Portfolio accounting fees                                                                      64,048
 Distribution services fee -- Class B Shares                                                     3,120
 Distribution services fee -- Class C Shares                                                       889
 Shareholder services fee -- Class A Shares                                                      9,623
 Shareholder services fee -- Class B Shares                                                      1,040
 Shareholder services fee -- Class C Shares                                                        296
 Share registration costs                                                                       12,385
 Printing and postage                                                                           12,790
 Insurance premiums                                                                              3,626
 Miscellaneous                                                                                   4,377
     Total expenses                                                                           $396,339
 Waivers and reimbursements --
     Waiver of investment advisory fee                                        $(52,073)
     Reimbursement of other operating expenses                                (253,897)
          Total waivers and reimbursements                                                    (305,970)
                Net expenses                                                                                    90,369
                  Net investment income                                                                         51,143
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
 Net realized gain on investments and foreign currency transactions                                            202,797
 Net change in unrealized appreciation of investments and translation of assets and liabilities in             509,867
 foreign currency
     Net realized and unrealized gain on investments and foreign                                               712,664
     currency
          Change in net assets resulting from operations                                                      $763,807


(a) For the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

(See Notes which are an integral part of the Financial Statements)

FEDERATED LATIN AMERICAN GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                                                                      PERIOD ENDED
                                                                                                      NOVEMBER 30,
                                                                                                          1996*
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS --
 Net investment income                                                                                 $   51,143
 Net realized gain (loss) on investments and foreign currency
 transactions ($212,053 net gain as computed for federal tax purposes)                                    202,797
 Net change in unrealized appreciation of investments and translation of assets and
 liabilities in foreign currency                                                                          509,867
   Change in net assets resulting from operations                                                         763,807
 SHARE TRANSACTIONS --
 Proceeds from sale of shares                                                                          13,501,459
 Cost of shares redeemed                                                                               (7,814,158)
   Change in net assets resulting from share transactions                                               5,687,301
     Change in net assets                                                                               6,451,108
 NET ASSETS:
 Beginning of period                                                                                         --
 End of period (including undistributed net investment income of $41,887)                              $6,451,108


* For the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

(See Notes which are an integral part of the Financial Statements)

FEDERATED LATIN AMERICAN GROWTH FUND
FINANCIAL HIGHLIGHTS -- CLASS A SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                                                     PERIOD ENDED
                                                                                                     NOVEMBER 30,
                                                                                                        1996(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                                                                      $10.00
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                                                                      0.12
  Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                                                              1.44
  Total from investment operations                                                                           1.56
 NET ASSET VALUE, END OF PERIOD                                                                            $11.56
 TOTAL RETURN(B)                                                                                            15.60%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                                                                   1.97%*
  Net investment income                                                                                      1.49%*
  Expense waiver/reimbursement(c)                                                                            6.96%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                                                                  $4,836
  Average commission rate paid                                                                            $0.0001
  Portfolio turnover                                                                                           38%


* Computed on an annualized basis.

(a) Reflects operations for the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED LATIN AMERICAN GROWTH FUND
FINANCIAL HIGHLIGHTS -- CLASS B SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                                                       PERIOD ENDED
                                                                                                       NOVEMBER 30,
                                                                                                          1996(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                                                                      $10.00
 INCOME FROM INVESTMENT OPERATIONS
  Net operating loss                                                                                        (0.05)
  Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                                                              1.55
  Total from investment operations                                                                           1.50
 NET ASSET VALUE, END OF PERIOD                                                                            $11.50
 TOTAL RETURN(B)                                                                                            15.00%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                                                                   2.72%*
  Net operating loss                                                                                        (1.20%)*
  Expense waiver/reimbursement(c)                                                                            6.96%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                                                                  $1,355
  Average commission rate paid                                                                            $0.0001
  Portfolio turnover                                                                                           38%


* Computed on an annualized basis.

(a) Reflects operations for the period from February 28, 1996 (date of initial public offering) to November 30, 1996.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net operating loss ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED LATIN AMERICAN GROWTH FUND
FINANCIAL HIGHLIGHTS -- CLASS C SHARES
 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                                                      PERIOD ENDED
                                                                                                      NOVEMBER 30,
                                                                                                         1996(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                                                                      $10.00
 INCOME FROM INVESTMENT OPERATIONS
  Net operating loss                                                                                        (0.08)
  Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                                                              1.56
  Total from investment operations                                                                           1.48
 NET ASSET VALUE, END OF PERIOD                                                                            $11.48
 TOTAL RETURN(B)                                                                                            14.80%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                                                                   2.72%*
  Net operating loss                                                                                        (1.30%)*
  Expense waiver/reimbursement(c)                                                                            6.96%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                                                                    $260
  Average commission rate paid                                                                            $0.0001
  Portfolio turnover                                                                                           38%


* Computed on an annualized basis.

(a) Reflects operations for the period from February 28, 1996 (date of initial public offering) to November 30, 1996.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net operating loss ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED LATIN AMERICAN GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1996

1. ORGANIZATION

World Investment Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Corporation consists of seven portfolios. The financial statements included herein are only those of Federated Latin American Growth Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers three classes of shares:
Class A Shares, Class B Shares and Class C Shares. The investment objective of the Fund is to provide long-term growth of capital.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS -- Foreign equity securities are valued at the last sale price reported on a national securities exchange or the over-the-counter market. In the absence of recorded sales for equity securities, they are recorded according to the mean between the last closing bid and asked prices. Short-term foreign and domestic securities are valued at the prices provided by an independent pricing service. However, short-term foreign and domestic securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS -- It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS -- Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

FEDERAL TAXES -- It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

However, federal taxes may be imposed on the Fund upon the disposition of certain investments in passive foreign investment companies. Withholding taxes on foreign interest and dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions. The following reclassifications have been made to the financial statements.

                       INCREASE (DECREASE)
                                              UNDISTRIBUTED NET INVESTMENT
 ACCUMULATED NET                           INCOME/ACCUMULATED DISTRIBUTIONS IN
 REALIZED GAIN/LOSS                           EXCESS OF NET INVESTMENT INCOME
      $9,256                                             $(9,256)

Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

FOREIGN EXCHANGE CONTRACTS -- The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counter-parts to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

At November 30, 1996, the Fund had outstanding foreign currency commitments as set forth below:

                                                                                              UNREALIZED
 SETTLEMENT                    CONTRACTS TO                IN EXCHANGE      CONTRACTS        APPRECIATION
 DATE                        DELIVER/RECEIVE                   FOR          AT VALUE         (DEPRECIATION)
 12/2/1996             63,768 Brazilian Real                 $61,749        $61,731              $ 18
 12/2/1996             38,602 Brazilian Real                  37,380         37,369                11
 12/2/1996             35,369 Peruvian Nouveau Sol            13,603         13,685               (82)
  Total                                                                                           (53)


FOREIGN CURRENCY TRANSLATION -- The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

RESTRICTED SECURITIES -- Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

Additional information on the restricted security held at November 30, 1996 is as follows:

FUND SECURITY       ACQUISITION DATE        ACQUISITION COST
Venprecar, ADR           2/28/96                 $39,050

USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER -- Investment transactions are accounted for on the trade date.

3. CAPITAL STOCK

At November 30, 1996, par value shares ($0.001 per share) authorized were as follows:

                                                  NUMBER OF PAR VALUE
 CLASS NAME                                    CAPITAL STOCK AUTHORIZED
 Class A Shares                                        135,000,000
 Class B Shares                                        135,000,000
 Class C Shares                                        135,000,000
               Total                                   405,000,000
Transactions in capital stock were as follows:

                                                                             PERIOD ENDED
                                                                        NOVEMBER 30, 1996(A)
 CLASS A SHARES                                                          SHARES       AMOUNT
 Shares sold                                                           1,109,989    $11,836,843
 Shares redeemed                                                        (691,798)    (7,761,894)
  Net change resulting from Class A Share transactions                   418,191    $ 4,074,949
                                                                             PERIOD ENDED
                                                                        NOVEMBER 30, 1996(B)
 CLASS B SHARES                                                          SHARES       AMOUNT
 Shares sold                                                             117,901    $ 1,357,302
 Shares redeemed                                                             (10)          (119)
  Net change resulting from Class B Share transactions                   117,891    $ 1,357,183
                                                                             PERIOD ENDED
                                                                        NOVEMBER 30, 1996(B)
 CLASS C SHARES                                                           SHARES      AMOUNT
 Shares sold                                                              27,051      $ 307,314
 Shares redeemed                                                          (4,428)       (52,145)
  Net change resulting from Class C Share transactions                    22,623      $ 255,169
  Net change resulting from share transactions                           558,705     $5,687,301

(a) For the period from February 28, 1996 (date of initial public investment) to November 30, 1996.

(b) For the period from February 28, 1996 (date of initial public offering) to November 30, 1996.

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE -- Federated Global Research Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 1.25% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

ADMINISTRATIVE FEE -- Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE -- The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A Shares, Class B Shares, and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC. The Fund does not currently make payments to the distributor or charge a fee under the Distribution Plan for Class A Shares.

                                               PERCENTAGE OF AVERAGE DAILY
 SHARE CLASS NAME                                  NET ASSETS OF CLASS
 Class A Shares                                          0.25%
 Class B Shares                                          0.75%
 Class C Shares                                          0.75%

SHAREHOLDER SERVICES FEE -- Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund shares for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES -- FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES -- FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES -- Organizational and/or start-up administrative service expenses of $53,789 were borne initially by Adviser. The Fund has agreed to reimburse the Adviser for the organizational and/or start-up administrative expenses during the five year period following effective date. For the period ended November 30, 1996, the Fund paid $3,287 pursuant to this agreement.

GENERAL -- Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended November 30, 1996, were as follows:

PURCHASES                                                       $7,605,140
SALES                                                           $2,117,989

6. CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

To the Directors and Shareholders of
WORLD INVESTMENT SERIES, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Federated Latin American Growth Fund (a portfolio of World Investment Series, Inc.) as of November 30, 1996, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Latin American Growth Fund of World Investment Series, Inc. at November 30, 1996, and the results of its operations, the changes in its net assets, and the financial highlights for the period then ended, in conformity with generally accepted accounting principles.

                                                          ERNST & YOUNG LLP

Pittsburgh, Pennsylvania
January 17, 1997

Directors
John F. Donahue
Thomas G. Bigley
John T. Conroy, Jr.
William J. Copeland
James E. Dowd
Lawrence D. Ellis, M.D.
Richard B. Fisher
Edward L. Flaherty, Jr.
Peter E. Madden
Gregor F. Meyer
John E. Murray, Jr.
Wesley W. Posvar
Marjorie P. Smuts

Officers
John F. Donahue
Chairman

Richard B. Fisher
President

J. Christopher Donahue
Executive Vice President

Edward C. Gonzales
Executive Vice President

John W. McGonigle
Executive Vice President, Treasurer, and Secretary

J. Crilley Kelly
Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated Investors

Federated Investors Tower
Pittsburgh, PA 15222-3779

Federated Securities Corp. is the distributor of the fund and is a subsidiary of Federated Investors.

Cusip 981487796
Cusip 981487788
Cusip 981487770
G01940-01 (1/97)




Federated International High Income Fund

ANNUAL REPORT
NOVEMBER 30, 1996
ESTABLISHED 1996

INCOME

PRESIDENT'S MESSAGE

[Graphic]

Dear Fellow Shareholder:

I am pleased to present the first report to shareholders of Federated International High Income Fund. This report contains information about the fund from October 2, 1996, the date of inception, through November 30, 1996. At the end of the reporting period, the fund's $6 million in assets were invested across 20 government bonds in 20 countries and 14 international corporate issues designed for high current income.

The report begins with a discussion by portfolio manager, Robert Kowit, Vice President, Federated Global Research Corp. His discussion covers international economic and market conditions and fund strategy. Following his commentary are a complete list of the fund's international bond investments and the financial statements.

The fund offers shareholders significant investment opportunities from a select portfolio of carefully researched international bonds issued by companies and governments outside the U.S.+ It is important to remember that a good measure of this fund's performance is income over time. There will be periods of fluctuation as interest rates in various countries rise or fall in addition to foreign exchange risk and country risk. Currently, interest rates are relatively attractive on the European continent.

Please take this opportunity to review this report and to read about the fund's strategy. We will continue to keep you up-to-date on the details of your income investment on a regular basis. Many shareholders reinvest their dividends to compound their income and own more shares for future income. Shareholders may add to their account at any time.

Thank you for your investment in Federated International High Income Fund and for the confidence you have shown by investing a portion of your wealth with us.

Sincerely,

[Graphic]

Richard B. Fisher
President
January 15, 1997

+ Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

Investment Review
[Graphic]

Robert Kowit
Vice President
Federated Global Research Corp.

Federated International High Income Fund began operation on October 2, 1996 with the objective of producing a high level of current income from a widely diversified portfolio of international government and corporate bonds.*

The fund invests in bonds of developed countries such as Denmark, Australia, and the United Kingdom, as well as emerging market debt in countries such as Indonesia and China. Emerging market debt can be very volatile, but tends to have a very low correlation with developed markets and is independent of the U.S. bond market. The fund's top five international government holdings as of November 30, 1996 are:

                                                                                PERCENTAGE OF
 NAME                                                   COUNTRY                   PORTFOLIO
   1. Indonesian Bond                                   Indonesia                   4.0%
   2. Republic of Turkey Bonds                          Turkey                      3.8%
   3. Ecuador Discount Brady Bonds                      Ecuador                     3.8%
   4. Mexican Cetes                                     Mexico                      3.7%
   5. Poland Government Bond                            Poland                      3.5%


The fund follows a policy of intensive diversification across countries, currencies, and instruments within each category. When most people speak about emerging market debt, they are referring to Brady Bonds, which are the single, most volatile foreign fixed-income asset. The fund tends to underweight Brady assets and overweight Eurobonds and local currency issues. Eurobonds are generally dollar-denominated debt of corporate and sovereign issuers. Local currency debt generally consists of short-term deposits and Treasury bills of high yielding markets such as Mexico, Poland, South Africa, and Indonesia.

* Lower rated bonds involve a higher degree of risk than investment grade bonds in return for higher yield potential.

Most of the corporate names in the portfolio are financially sound issuers that are domiciled in countries with developing economies. They are usually leaders in their industry and have credit profiles that would support investment-grade ratings if they were domiciled in a developed market. The fund's top five international corporate holdings as of November 30, 1996 are:

                                                                              PERCENTAGE OF
 NAME                                            COUNTRY                        PORTFOLIO
  1. Zhuhai Highway                            China                              5.0%
  2. Tubos de Aceros                           Mexico                             4.1%
  3. Telecom Argentina                         Argentina                          4.0%
  4. Telefonica Argentina                      Argentina                          4.0%
  5. Bankcomext Trust                          Mexico                             3.9%


Ultimately, Federated International High Income Fund gives income-oriented shareholders the opportunity to pursue a steady income stream that can be significantly higher than is available through U.S. fixed income investments. Our intensive research process and three-tiered diversification (across countries, currencies, and instruments) are the keys to seeking to reduce risk and maximize opportunities in the dynamic international high income marketplace. The Fund uses as its benchmark the JP Morgan Emerging Markets Bond Index Plus.** The graphs on pages 5 through 7 show the Fund underperforming its benchmark from October 2, 1996 through November 30, 1996. The benchmark, however, is highly concentrated in Brady Bonds, particularly in Argentina, Brazil, Mexico, and Venezuela. As I mentioned earlier, the Fund normally underweights Brady Bonds. Since Brady Bonds performed strongly during the period in question, and the Fund had limited exposure to Brady Bonds during this period, the Fund's performance did not match that of its benchmark.

** JP Morgan Emerging Markets Bond Index Plus tracks total returns of external currency denominated debt of instruments of the emerging markets:
   Brady Bonds, Loans, Eurobonds, and U.S. Dollar denominated local market instruments. This index is comprised of 14 emerging market countries. This index is unmanaged, and investments may not be made in an index.

Where in the world should
you invest?

[Graphic]
FEDERATED ASIA PACIFIC GROWTH FUND
[Graphic]
FEDERATED EMERGING MARKETS FUND
[Graphic]
FEDERATED EUROPEAN GROWTH FUND
[Graphic]
FEDERATED INTERNATIONAL EQUITY FUND
[Graphic]
FEDERATED INTERNATIONAL HIGH INCOME FUND
[Graphic]
FEDERATED INTERNATIONAL INCOME FUND
[Graphic]
FEDERATED INTERNATIONAL SMALL COMPANY FUND
[Graphic]
FEDERATED LATIN AMERICAN GROWTH FUND
[Graphic]
FEDERATED WORLD UTILITY FUND

Employ highly qualified, experienced managers in global investing. Employ experts to select countries and companies outside the U.S. for long-term growth potential.

Call your investment representative to buy shares of 7 international equity funds and 2 international income funds from Federated Investors.

FOR MORE COMPLETE INFORMATION ABOUT ANY OF THESE FUNDS, CALL 1-800-341-7400 TO ASK FOR A PROSPECTUS AND READ IT CAREFULLY BEFORE YOU INVEST.

International investing involves special risks including currency risks, increased volatility of foreign securities, and differences in auditing and other financial standards.

FEDERATED INTERNATIONAL HIGH INCOME FUND (CLASS A SHARES)

GROWTH OF $10,000 INVESTED IN FEDERATED INTERNATIONAL HIGH INCOME FUND (CLASS A SHARES)

The graph below illustrates the hypothetical investment of $10,000 in the Federated International High Income Fund (Class A Shares) (the "Fund") from October 2, 1996 (start of performance) to November 30, 1996 compared to the JP Morgan Emerging Markets Bond Index Plus (JPEMCOMP).+

`Graphic representation ``V'' omitted.  See Appendix.''

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

 + The JPEMCOMP is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The JPEMCOMP has been adjusted to reflect reinvestment of dividends on securities in the index. The index is unmanaged.

FEDERATED INTERNATIONAL HIGH INCOME FUND (CLASS B SHARES)

GROWTH OF $10,000 INVESTED IN FEDERATED INTERNATIONAL HIGH INCOME FUND (CLASS B SHARES)

The graph below illustrates the hypothetical investment of $10,000 in the Federated International High Income Fund (Class B Shares) (the "Fund") from October 2, 1996 (start of performance) to November 30, 1996 compared to the JP Morgan Emerging Markets Bond Index Plus (JPEMCOMP).+

`Graphic representation ``W'' omitted.  See Appendix.''

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a contingent deferred sales charge of 5.50% on any redemption less than 1 year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

 + The JPEMCOMP is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The JPEMCOMP has been adjusted to reflect reinvestment of dividends on securities in the index. The index is unmanaged.

FEDERATED INTERNATIONAL HIGH INCOME FUND (CLASS C SHARES)

GROWTH OF $10,000 INVESTED IN FEDERATED INTERNATIONAL HIGH INCOME FUND (CLASS C SHARES)

The graph below illustrates the hypothetical investment of $10,000 in the Federated International High Income Fund (Class C Shares) (the "Fund") from October 2, 1996 (start of performance) to November 30, 1996 compared to the JP Morgan Emerging Markets Bond Index Plus (JPEMCOMP).+

`Graphic representation ``X'' omitted.  See Appendix.''
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a contingent deferred sales charge of 1.00% on any redemption less than 1 year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

 + The JPEMCOMP is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The JPEMCOMP has been adjusted to reflect reinvestment of dividends on securities in the index. The index is unmanaged.

FEDERATED INTERNATIONAL HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 1996

        FOREIGN                                                                                                  VALUE
       CURRENCY                                                                                                 IN U.S.
      PAR AMOUNT                                                                                                DOLLARS
 CORPORATE BONDS -- 49.7%
                     ARGENTINA -- 10.8%
                     OIL & GAS -- 3.6%
          200,000    Invergas SA, Note, 12.50%, 12/16/1999                                                    $    216,250
                     TELECOMMUNICATIONS & CELLULAR -- 7.2%
          200,000    Telecom Argentina SA, Unsecd. Note, 12.00%, 11/15/2002                                        221,500
          200,000    Telefonica de Argentina SA, Note, 11.875%, 11/1/2004                                          220,500
                       Total                                                                                       442,000
                       TOTAL ARGENTINA                                                                             658,250
                     BRAZIL -- 6.9%
                     INDUSTRIAL PRODUCTS & EQUIPMENT -- 3.5%
          200,000    Sophora Comercio, 11.50%, 11/10/1998                                                          210,000
                     SOVEREIGN -- 3.4%
          200,000 (c)Comtel Brasileir, Note, 10.75%, 9/26/2004                                                     206,750
                       TOTAL BRAZIL                                                                                416,750
                     CANADA -- 3.0%
                     SOVEREIGN -- 3.0%
          220,000    Rogers Cantel Mobile, Inc., Sr. Note, 10.50%, 6/1/2006                                        183,207
                     CHINA -- 4.6%
                     STATE/PROVINCIAL -- 4.6%
          250,000 (c)Zhuhai Highway, Sub. Note, 11.50%, 7/1/2008                                                   276,875
                     CZECH REPUBLIC -- 3.3%
                     SUPRANATIONAL -- 3.3%
        5,500,000    International Bank Recon and Development, Note, 11.50%, 10/9/1997                             203,237

FEDERATED INTERNATIONAL HIGH INCOME FUND

        FOREIGN                                                                                                  VALUE
       CURRENCY                                                                                                 IN U.S.
      PAR AMOUNT                                                                                                DOLLARS
 CORPORATE BONDS -- CONTINUED
                     INDONESIA -- 7.1%
                     FINANCE -- 3.6%
          200,000    Polysindo International Finance Co BV, Company Guarantee, 11.375%,
                     6/15/2006                                                                                $    215,500
                     FOREST PRODUCTS -- 3.5%
          200,000    Asian Pulp & Paper, Company Guarantee, 11.75%, 10/1/2005                                      214,820
                       TOTAL INDONESIA                                                                             430,320
                     MEXICO -- 7.3%
                     BANKING -- 3.6%
          200,000    Bancomext Trust, Bank Guarantee, 11.25%, 5/30/2006                                            216,688
                     STEEL -- 3.7%
          200,000    Tubos de Acero de Mexico SA, Unsub., 13.75%, 12/8/1999                                        226,500
                       TOTAL MEXICO                                                                                443,188
                     UNITED KINGDOM -- 3.1%
                     INSURANCE -- 3.1%
          110,000    Commercial Union PLC, Company Guarantee, 8.625%, 9/28/2005                                    191,178
                     VENEZUELA -- 3.6%
                     OIL & GAS -- 3.6%
          200,000    Bariven SA, Company Guarantee, 10.625%, 3/17/2002                                             215,820
                       TOTAL CORPORATE BONDS (IDENTIFIED COST $2,945,765)                                        3,018,825
                     GOVERNMENT AGENCIES -- 31.8%
                     AUSTRALIA -- 2.9%
          210,000    Queensland Treasury, Local Gov't. Guarantee, 8.00%, 5/14/2003                                 179,366
                     DENMARK -- 2.8%
        1,050,000    Kingdom of Denmark, Bond, 7.00%, 11/10/2024                                                   167,888
                     ECUADOR -- 3.4%
          300,000    Ecuador Discount, 6.50%, 2/28/2025                                                            209,811
                     GREECE -- 3.1%
       50,000,000    Hellenic Republic, 9/30/1997                                                                  187,363

FEDERATED INTERNATIONAL HIGH INCOME FUND

      FOREIGN
      CURRENCY
     PAR AMOUNT                                                                                                    VALUE
    OR PRINCIPAL                                                                                                  IN U.S.
      AMOUNT                                                                                                      DOLLARS

 GOVERNMENT AGENCIES -- CONTINUED
                     INDONESIA -- 3.6%
          200,000    Indah Kiat International Finance, Company Guarantee, 12.50%,
                     6/15/2006                                                                                $    220,500
                     MEXICO -- 3.4%
          200,000    Mexican Cetes, 10/2/1997                                                                      206,265
                     POLAND -- 3.2%
          600,000    Poland, Republic of, Bond, 16.00%, 10/12/1998                                                 197,033
                     SOUTH AFRICA -- 3.0%
        1,000,000    South Africa, Republic of, Bond, 12.50%, 12/21/2006                                           179,154
                     SWEDEN -- 2.9%
        1,100,000    Swedish Government, Bond, 8.00%, 8/15/2007                                                    173,986
                     TURKEY -- 3.5%
          200,000    Turkey, Deb., 11.50%, 4/27/1999                                                               209,721
                       TOTAL GOVERNMENT AGENCIES (IDENTIFIED COST $1,922,373)                                    1,931,087
(A)REPURCHASE AGREEMENT -- 10.1%
 $        615,000    BT Securities Corporation, 5.72%, dated 11/29/1996, due 12/2/1996                             615,000
                       TOTAL INVESTMENTS (IDENTIFIED COST $5,483,138)(B)                                       $ 5,564,912


(a) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

(b) The cost of investments for federal tax purposes amounts to $5,483,138. The net unrealized appreciation of investments on a federal tax basis amounts to $81,774 which is comprised of $108,828 appreciation and $27,054 depreciation at November 30, 1996.

(c) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At November 30, 1996, these securities amounted to $483,625 which represents 8.0% of net assets.

Note: The categories of investments are shown as a percentage of net assets
      ($6,078,810) at November 30, 1996.

The following acronym is used throughout this portfolio:

PLC -- Public Limited Company

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL HIGH INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1996

 ASSETS:
 Total investments in securities, at value (identified and tax cost $5,483,138)                    $   5,564,912
 Income receivable                                                                                       138,653
 Receivable for shares sold                                                                              747,424
    Total assets                                                                                       6,450,989
 LIABILITIES:
 Payable for shares redeemed                                                       $ 288,615
 Income distribution payable                                                          38,691
 Payable to bank                                                                      16,327
 Accrued expenses                                                                     28,546
    Total liabilities                                                                                    372,179
 Net Assets for 600,679 shares outstanding                                                         $   6,078,810
 NET ASSETS CONSIST OF:
 Paid in capital                                                                                   $   6,003,907
 Net unrealized appreciation of investments and translation of assets and
 liabilities in foreign currency                                                                          81,639
 Accumulated distributions in excess of net investment income                                            (6,736)
    Total Net Assets                                                                               $   6,078,810
 NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
 CLASS A SHARES:
 Net Asset Value Per Share ($599,362 / 59,254 shares outstanding)                                         $10.12
 Offering Price Per Share (100/95.50 of $10.12)*                                                          $10.60
 Redemption Proceeds Per Share (99.50/100 of $10.12)**                                                    $10.07
 CLASS B SHARES:
 Net Asset Value Per Share ($5,396,580 / 533,235 shares outstanding)                                      $10.12
 Offering Price Per Share                                                                                 $10.12
 Redemption Proceeds Per Share (94.50/100 of $10.12)**                                                    $ 9.56
 CLASS C SHARES:
 Net Asset Value Per Share ($82,868 / 8,190 shares outstanding)                                           $10.12
 Offering Price Per Share                                                                                 $10.12
 Redemption Proceeds Per Share (99.00/100 of $10.12)**                                                    $10.02


* See "How to Purchase Shares" in the Prospectus.

** See "Contingent Deferred Sales Charge" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL HIGH INCOME FUND
STATEMENT OF OPERATIONS
PERIOD ENDED NOVEMBER 30, 1996(A)

 INVESTMENT INCOME:
 Interest                                                                                              $  93,582
 EXPENSES:
 Investment advisory fee                                                                  $  7,908
 Administrative personnel and services fee                                                  30,328
 Custodian fees                                                                              8,500
 Transfer and dividend disbursing agent fees and expenses                                   15,600
 Legal fees                                                                                  1,560
 Portfolio accounting fees                                                                  15,809
 Distribution services fee -- Class B Shares                                                 1,599
 Distribution services fee -- Class C Shares                                                    54
 Shareholder services fee -- Class A Shares                                                  1,775
 Shareholder services fee -- Class B Shares                                                    533
 Shareholder services fee -- Class C Shares                                                     18
 Share registration costs                                                                    3,130
 Miscellaneous                                                                                 600
   Total expenses                                                                           87,414
 Waivers and reimbursements --
   Waiver of investment advisory fee                                      $   (7,908)
   Reimbursement of other operating expenses                                 (70,934)
     Total waivers and reimbursements                                                     (78,842)
       Net expenses                                                                                       8,572
         Net investment income                                                                           85,010
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain on investments and foreign currency transactions                                         227
 Net change in unrealized appreciation of investments and translation
 of assets and liabilities in foreign currency                                                           81,639
   Net realized and unrealized gain on investments and foreign currency transactions                     81,866
     Change in net assets resulting from operations                                                   $ 166,876


(a) For the period from October 2, 1996 (date of initial public investment) to November 30, 1996.

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL HIGH INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                                                               PERIOD ENDED
                                                                                               NOVEMBER 30,
                                                                                                 1996(A)
 INCREASE (DECREASE) IN NET ASSETS:
 OPERATIONS --
 Net investment income                                                                         $    85,010
 Net realized gain (loss) on investments and foreign currency transactions
 ($0 net gain, as computed for federal tax purposes)                                                   227
 Net change in unrealized appreciation (depreciation) of investments and
 translation of assets and liabilities in foreign currency                                          81,639
  Change in net assets resulting from operations                                                   166,876
 DISTRIBUTIONS TO SHAREHOLDERS --
  Class A Shares                                                                                   (69,102)
  Class B Shares                                                                                   (15,313)
  Class C Shares                                                                                      (595)
 Distributions in excess of net investment income
  Class A Shares                                                                                    (6,963)
  Class B Shares                                                                                    --
  Class C Shares                                                                                    --
  Change in net assets resulting from distributions to shareholders                                (91,973)
 SHARE TRANSACTIONS -- Proceeds from sale of shares                                             13,882,835
 Net asset value of shares issued to shareholders in payment of distributions declared               8,455
 Cost of shares redeemed                                                                        (7,887,383)
  Change in net assets resulting from share transactions                                         6,003,907
  Change in net assets                                                                           6,078,810
 NET ASSETS:
 Beginning of period                                                                                --
 End of period                                                                                 $ 6,078,810

(a) For the period from October 2, 1996 (date of initial public investment) to November 30, 1996.

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL HIGH INCOME FUND
FINANCIAL HIGHLIGHTS -- CLASS A SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                                        PERIOD ENDED
                                                                                        NOVEMBER 30,
                                                                                           1996(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                                                    $ 10.00
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                                                     0.17(e)
  Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                                             0.13
  Total from investment operations                                                          0.30
 LESS DISTRIBUTIONS
  Distributions from net investment income                                                 (0.17)
  Distributions in excess of net investment income                                         (0.01)(b)
  Total distributions from net investment income                                           (0.18)
 NET ASSET VALUE, END OF PERIOD                                                          $ 10.12
 TOTAL RETURN(C)                                                                            2.99%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                                                  0.75%*
  Net investment income                                                                     9.19%*
  Expense waiver/reimbursement(d)                                                           8.46%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                                                $   599
  Average commission rate paid                                                           $0.0003
  Portfolio turnover                                                                           0%


  * Computed on an annualized basis.

(a) Reflects operations for the period from October 2, 1996 (date of initial public investment) to November 30, 1996.

(b) Distributions in excess of net investment income were a result of certain book and tax timing differences. These distributions do not represent a return of capital for federal income tax purposes.

(c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(e) Per share information presented is based upon the bi-monthly average number of shares outstanding.

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL HIGH INCOME FUND
FINANCIAL HIGHLIGHTS -- CLASS B SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                                      PERIOD ENDED
                                                                                      NOVEMBER 30,
                                                                                          1996(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                                                    $ 10.00
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                                                     0.18(b)
  Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                                             0.11
  Total from investment operations                                                          0.29
 LESS DISTRIBUTIONS
  Distributions from net investment income                                                 (0.17)
 NET ASSET VALUE, END OF PERIOD                                                          $ 10.12
 TOTAL RETURN(C)                                                                            2.87%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                                                  1.50%*
  Net investment income                                                                     8.92%*
  Expense waiver/reimbursement(d)                                                           8.46%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                                                $ 5,397
  Average commission rate paid                                                           $0.0003
  Portfolio turnover                                                                           0%


  * Computed on an annualized basis.

(a) Reflects operations for the period from October 2, 1996 (date of initial public offering) to November 30, 1996.

(b) Per share information presented is based upon the bi-monthly average number of shares outstanding.

(c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL HIGH INCOME FUND
FINANCIAL HIGHLIGHTS -- CLASS C SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                                       PERIOD ENDED
                                                                                        NOVEMBER 30,
                                                                                          1996(A)
 NET ASSET VALUE, BEGINNING OF PERIOD                                                    $ 10.00
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                                                     0.17(b)
  Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                                             0.12
  Total from investment operations                                                          0.29
 LESS DISTRIBUTIONS
  Distributions from net investment income                                                 (0.17)
 NET ASSET VALUE, END OF PERIOD                                                          $ 10.12
 TOTAL RETURN(C)                                                                            2.87%
 RATIOS TO AVERAGE NET ASSETS
  Expenses                                                                                  1.50%*
  Net investment income                                                                     8.67%*
  Expense waiver/reimbursement(d)                                                           8.46%*
 SUPPLEMENTAL DATA
  Net assets, end of period (000 omitted)                                                $    83
  Average commission rate paid                                                           $0.0003
  Portfolio turnover                                                                           0%


  * Computed on an annualized basis.

(a) Reflects operations for the period from October 2, 1996 (date of initial public offering) to November 30, 1996.

(b) Per share information presented is based upon the bi-monthly average number of shares outstanding.

(c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED INTERNATIONAL HIGH INCOME FUND

NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 1996

1. ORGANIZATION

World Investment Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Corporation consists of seven portfolios. The financial statements included herein are only those of Federated International High Income Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to seek a high level of current income.

The Fund offers three classes of shares: Class A Shares, Class B Shares, and Class C Shares.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

   INVESTMENT VALUATIONS -- U.S. government securities, listed corporate bonds, (other fixed income and asset-backed securities), and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange. Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined.

   REPURCHASE AGREEMENTS -- It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

   The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

   INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS -- Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

   Distributions in excess of net investment income were a result of certain book and tax timing differences. These distributions do not represent a return of capital for federal income tax purposes.

   Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions. The following reclassifications have been made to the financial statements.

         INCREASE (DECREASE)
  ACCUMULATED      ACCUMULATED DISTRIBUTIONS
  NET REALIZED        IN EXCESS OF
   GAIN/LOSS       NET INVESTMENT INCOME
 $  (227)          $    227


   Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.

   FEDERAL TAXES -- It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

   Withholding taxes on foreign interest and dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

   WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

   FOREIGN EXCHANGE CONTRACTS -- The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counter-parts to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purpose as unrealized until the settlement date. At November 30, 1996, the Fund had no outstanding foreign currency commitments.

   FOREIGN CURRENCY TRANSLATION -- The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

   RESTRICTED SECURITIES -- Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

   Additional information on each restricted security held at November 30, 1996 is as follows:

   SECURITY                           ACQUISITION DATE       ACQUISITION COST
   Comtel Brasileir, Note                10/02/1996           $  205,000
   Zhuhai Highway, Sub. Note             10/02/1996              265,625


   USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

   OTHER -- Investment transactions are accounted for on the trade date.

3. CAPITAL STOCK

At November 30, 1996, par value shares ($ 0.001 per share) authorized were as follows:

                                            NUMBER OF PAR VALUE
 CLASS NAME                               CAPITAL STOCK AUTHORIZED
 Class A Shares                                 135,000,000
 Class B Shares                                 135,000,000
 Class C Shares                                 135,000,000
   Total shares authorized                      405,000,000


 Transactions in capital stock were as follows:

                                                                                PERIOD ENDED
                                                                                 NOVEMBER 30,
                                                                                   1996(A)
 CLASS A SHARES                                                              SHARES            AMOUNT
 Shares sold                                                                 844,791       $  8,447,943
 Shares issued to shareholders in payment of distributions declared              104              1,048
 Shares redeemed                                                            (785,641)        (7,887,383)
   Net change resulting from Class A Shares transactions                      59,254       $    561,608


  (a) Reflects operations from October 2, 1996 (date of initial public investment) to November 30, 1996.

                                                                                  PERIOD ENDED
                                                                                  NOVEMBER 30,
                                                                                    1996(B)
 CLASS B SHARES                                                              SHARES            AMOUNT
 Shares sold                                                                 532,539        $  5,353,399
 Shares issued to shareholders in payment of distributions declared              696               7,044
 Shares redeemed                                                               --                  --
   Net change resulting from Class B Shares transactions                     533,235        $  5,360,443


  (b) Reflects operations from October 2, 1996 (date of initial public offering) to November 30, 1996.

                                                                                   PERIOD ENDED
                                                                                   NOVEMBER 30,
                                                                                     1996(B)
 CLASS C SHARES                                                              SHARES              AMOUNT
 Shares sold                                                                  8,154        $       81,493
 Shares issued to shareholders in payment of distributions declared              36                   363
 Shares redeemed                                                               --                  --
   Net change resulting from Class C Shares transactions                      8,190        $       81,856
     Net change resulting from share transactions                           600,679        $    6,003,907


(b) Reflects operations from October 2, 1996 (date of initial public offering) to November 30, 1996.

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

   INVESTMENT ADVISORY FEE -- Federated Global Research Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.85% of the Fund's average daily net assets.

   The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

   ADMINISTRATIVE FEE -- Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

   DISTRIBUTION SERVICES FEE -- The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp.("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A Shares, Class B Shares, and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

                                            PERCENTAGE OF AVERAGE DAILY
    SHARE CLASS NAME                            NET ASSETS OF CLASS
    Class A Shares                                   0.25%
    Class B Shares                                   0.75%
    Class C Shares                                   0.75%


   The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

   For the year ended November 30, 1996 Class A Shares did not incur a distribution services fee.

   SHAREHOLDER SERVICES FEE -- Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund shares for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts.

   TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES -- FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

   PORTFOLIO ACCOUNTING FEES -- FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

   ORGANIZATIONAL EXPENSES -- Organizational expenses of $34,676 were borne initially by Adviser. The Fund has agreed to reimburse Adiviser for the organizational expenses during the five-year period following effective date. For the period ended November 30, 1996, the Fund paid $526 pursuant to this agreement.

   GENERAL -- Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended November 30, 1996, were as follows:

PURCHASES                                              $4,775,567
SALES                                                  $        0


6. CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

To the Directors and Shareholders of
WORLD INVESTMENT SERIES, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated International High Income Fund (a portfolio of World Investment Series, Inc.) as of November 30, 1996 the related statement of operations, the statement of changes in net assets, and the financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of November 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Federated International High Income Fund of World Investment Series, Inc. at November 30, 1996, and the results of its operations, the changes in its net assets, and the financial highlights for the period then ended, in conformity with generally accepted accounting principles.

                                                          ERNST & YOUNG LLP

Pittsburgh, Pennsylvania
January 17, 1997

Directors

John F. Donahue
Thomas G. Bigley
John T. Conroy, Jr.
William J. Copeland
James E. Dowd
Lawrence D. Ellis, M.D.
Richard B. Fisher
Edward L. Flaherty, Jr.
Peter E. Madden
Gregor F. Meyer
John E. Murray, Jr.
Wesley W. Posvar
Marjorie P. Smuts
Officers
John F. Donahue
Chairman
Richard B. Fisher
President
J. Christopher Donahue
Executive Vice President
Edward C. Gonzales
Executive Vice President
John W. McGonigle
Executive Vice President, Treasurer, and Secretary
J. Crilley Kelly
Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated Investors

Federated Investors Tower
Pittsburgh, PA 15222-3779

Federated Securities Corp. is the distributor of the fund and is a subsidiary of Federated Investors.
Cusip 981487762
Cusip 981487754
Cusip 981487747
G01949-01 (1/97)




                       WORLD INVESTMENT SERIES, INC.
                                 APPENDIX

A. The graphic representation here displayed, entitled "Initial Investment of $3,000", consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart.
The lighter shaded portion represents Reinvested Income and the darker shaded portion represents the Principal Value of $3,000 Investment (279 Shares). The color-coded mountain chart is a visual representation of the narrative text above it, which shows that an initial investment of $3,000 in the Class A Shares of Federated World Utility Fund on 4/22/94 would have a reinvested total worth of $3,877 on 11/30/96. The "x" axis reflects annual computation periods from 4/22/94 to 11/30/96. The right margin of the chart reflects the ending values of a hypothetical investment of $3,000 in the Fund measured in increments of $1,000 ranging from $0 to $4,000.

B. The graphic representation here displayed, entitled "Yearly Investments of $1,000", consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The lighter shaded portion represents Reinvested Income and the darker shaded portion represents the Principal Value of annual $1,000 Investments (totaling $3,000 by 11/30/96). The color-coded mountain chart is a visual representation of the narrative text above it, which shows that if you had started investing $1,000 annually in the Class A Shares of Federated World Utility Fund on 4/22/94, you would have a reinvested total worth of $3,582/282 Shares on 11/30/96. The "x" axis reflects annual computation periods from 4/22/94 to 11/30/96. The right margin reflects the ending values of a hypothetical annual investment of $1,000 in the Fund measured in increments of $1,000 ranging from $0 to $4,000.

C. The graphic representation here displayed consists of a boxed legend in the bottom center indicating the components of the corresponding line graph. Federated World Utility Fund (Class A Shares) (the "Fund") is represented by a solid line. Standard & Poor's 500 Index ("S&P 500") is represented by a dotted line. FT - Actuaries/S&P Global Utility Index ("FTGUI") is represented by a broken line. The Lipper Utility Funds Average ("LPUFA") is represented by a line consisting of a dot followed by two dashes. The line graph is a visual representation of a comparison of change in value of a hypothetical $10,000 purchase in the Fund, S&P 500, FTGUI, and LPUFA. The "y" axis reflects the cost of the investment. The "x" axis reflects annual computation periods from the Fund's start of business, April 22, 1994, through November 30, 1996. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to S&P 500, FTGUI, and LPUFA; the ending values are $13,060, $18,040, $12,282, and $13,277, respectively. There is also a boxed legend in the bottom center which indicates the Average Annual Total Return for the one-year period ended November 30, 1996, and beginning with the inception date of the Fund (April 22, 1994); the Average Annual Total Returns are 12.94% and 10.33%, respectively.

D. The graphic representation here displayed consists of a boxed legend in the bottom center indicating the components of the corresponding line graph. Federated World Utility Fund (Class B Shares) (the "Fund") is represented by a solid line. Standard & Poor's 500 Index ("S&P 500") is represented by a dotted line. FT - Actuaries/S&P Global Utility Index ("FTGUI") is represented by a broken line. The Lipper Utility Funds Average ("LPUFA") is represented by a line consisting of a dot followed by two dashes. The line graph is a visual representation of a comparison of change in value of a hypothetical $10,000 purchase in the Fund, S&P 500, FTGUI, and LPUFA. The "y" axis reflects the cost of the investment. The "x" axis reflects annual computation periods from the Fund's start of business, July 27, 1995, through November 30, 1996. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to S&P 500, FTGUI, and LPUFA; the ending values are $11,983, $13,912, $11,494, and $12,255, respectively. There is also a boxed legend in the bottom center which indicates the Average Annual Total Return for the one-year period ended November 30, 1996, and beginning with the inception date of the Fund (July 27, 1995); the Average Annual Total Returns are 13.17% and 14.38%, respectively.

E. The graphic representation here displayed consists of a boxed legend in the bottom center indicating the components of the corresponding line graph. Federated World Utility Fund (Class C Shares) (the "Fund") is represented by a solid line. Standard & Poor's 500 Index ("S&P 500") is represented by a dotted line. FT - Actuaries/S&P Global Utility Index ("FTGUI") is represented by a broken line. The Lipper Utility Funds Average ("LPUFA") is represented by a line consisting of a dot followed by two dashes. The line graph is a visual representation of a comparison of change in value of a hypothetical $10,000 purchase in the Fund, S&P 500, FTGUI, and LPUFA. The "y" axis reflects the cost of the investment. The "x" axis reflects annual computation periods from the Fund's start of business, July 27, 1995, through November 30, 1996. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to S&P 500, FTGUI, and LPUFA; the ending values are $12,445, $13,912, $11,494, and $12,255, respectively. There is also a boxed legend in the bottom center which indicates the Average Annual Total Return for the one-year period ended November 30, 1996, and beginning with the inception date of the Fund (July 27, 1995); the Average Annual Total Returns are 17.58% and 17.66%, respectively.
F. The graphic representation here displayed consists of a boxed legend in the bottom center indicating the components of the corresponding line graph. Federated World Utility Fund (Class F Shares) (the "Fund") is represented by a solid line. Standard & Poor's 500 Index ("S&P 500") is represented by a dotted line. FT - Actuaries/S&P Global Utility Index ("FTGUI") is represented by a broken line. The Lipper Utility Funds Average ("LPUFA") is represented by a line consisting of a dot followed by two dashes. The line graph is a visual representation of a comparison of change in value of a hypothetical $10,000 purchase in the Fund, S&P 500, FTGUI, and LPUFA. The "y" axis reflects the cost of the investment. The "x" axis reflects annual computation periods from the Fund's start of business, April 22, 1994, through November 30, 1996. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to S&P 500, FTGUI, and LPUFA; the ending values are $13,406, $18,040, $12,282, and $13,277, respectively. There is also a boxed legend in the bottom center which indicates the Average Annual Total Return for the one-year period ended November 30, 1996, and beginning with the inception date of the Fund (April 22, 1994); the Average Annual Total Returns are 17.33% and 11.90%, respectively.

G. The graphic representation here displayed consists of a boxed legend in the bottom center indicating the components of the corresponding line graph. Federated Asia Pacific Growth Fund (Class A Shares) (the "Fund") is represented by a solid line. The Morgan Stanley Capital International Asia Pacific Average ("MSEUCAP") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical $10,000 purchase in the Fund and MSEUCAP. The "y" axis reflects the cost of the investment. The "x" axis reflects the computation period from the Fund's start of business, February 28, 1996, through November 30, 1996. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to MSEUCAP; the ending values are $9,686 and $9,679, respectively. There is also a boxed legend in the bottom center which indicates the Total Return for the period ended November 30, 1996, beginning with the inception of the Fund; the Cumulative Total Return is (3.12)%.

H. The graphic representation here displayed consists of a boxed legend in the bottom center indicating the components of the corresponding line graph. Federated Asia Pacific Growth Fund (Class B Shares) (the "Fund") is represented by a solid line. The Morgan Stanley Capital International Asia Pacific Average ("MSEUCAP") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical $10,000 purchase in the Fund and MSEUCAP. The "y" axis reflects the cost of the investment. The "x" axis reflects the computation period from the Fund's start of business, February 28, 1996, through November 30, 1996. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to MSEUCAP; the ending values are $9,641 and $9,679, respectively. There is also a boxed legend in the bottom center which indicates the Total Return for the period ended November 30, 1996, beginning with the inception of the Fund; the Cumulative Total Return is (3.60)%.

I. The graphic representation here displayed consists of a boxed legend in the bottom center indicating the components of the corresponding line graph. Federated Asia Pacific Growth Fund (Class C Shares) (the "Fund") is represented by a solid line. The Morgan Stanley Capital International Asia Pacific Average ("MSEUCAP") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical $10,000 purchase in the Fund and MSEUCAP. The "y" axis reflects the cost of the investment. The "x" axis reflects the computation period from the Fund's start of business, February 28, 1996, through November 30, 1996. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to MSEUCAP; the ending values are $10,100 and $9,679, respectively. There is also a boxed legend in the bottom center which indicates the Total Return for the period ended November 30, 1996, beginning with the inception of the Fund; the Cumulative Total Return is 1.00%.

J. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath the graphic presentation. The Class A Shares of Federated Emerging Markets Fund is represented by a solid line, whereas International Finance Corporation Investable Composite Index is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Class A Shares of Federated Emerging Markets Fund for the period from February 28, 1996 (start of performance) to November 30, 1996. The `y'' axis reflects the cost of the investment. The `x'' axis reflects computation periods from the ending value of the hypothetical investment in the Class A Shares of Federated Emerging Markets Fund as compared to International Finance Corporation Investable Composite Index; the ending values are $10,490 and $10,132, respectively. Beneath the list of components that correspond to the line graph are the following total return data for the Class A Shares of the Fund: the total return figure for start of performance to November 30, 1996 cumulative total return is as follows: 4.91%. The performance disclaimer and footnotes are listed directly under the graphic presentation.

K. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath the graphic presentation. The Class B Shares of Federated Emerging Markets Fund is represented by a solid line, whereas International Finance Corporation Investable Composite Index is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Class B Shares of Federated Emerging Markets Fund for the period from February 28, 1996 (start of performance) to November 30, 1996. The `y'' axis reflects the cost of the investment. The `x'' axis reflects computation periods from the ending value of the hypothetical investment in the Class B Shares of Federated Emerging Markets Fund as compared to International Finance Corporation Investable Composite Index; the ending values are $10,490 and $10,132, respectively. Beneath the list of components that correspond to the line graph are the following total return data for the Class B Shares of the Fund: the total return figure for start of performance to November 30, 1996 cumulative total return is as follows: 4.90%. The performance disclaimer and footnotes are listed directly under the graphic presentation.

L. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath the graphic presentation. The Class C Shares of Federated Emerging Markets Fund is represented by a solid line, whereas International Finance Corporation Investable Composite Index is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Class C Shares of Federated Emerging Markets Fund for the period from February 28, 1996 (start of performance) to November 30, 1996. The `y'' axis reflects the cost of the investment. The `x'' axis reflects computation periods from the ending value of the hypothetical investment in the Class C Shares of Federated Emerging Markets Fund as compared to International Finance Corporation Investable Composite Index; the ending values are $10,950 and $10,132, respectively. Beneath the list of components that correspond to the line graph are the following total return data for the Class C Shares of the Fund: the total return figure for start of performance to November 30, 1996 cumulative total return is as follows: 9.50%. The performance disclaimer and footnotes are listed directly under the graphic presentation.

M. The graphic representation here displayed consists of a boxed legend in the bottom center indicating the components of the corresponding line graph. Federated European Growth Fund (Class A Shares) (the "Fund") is represented by a solid line. The Morgan Stanley Capital International (Europe) Average ("MTDUE14") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical $10,000 purchase in the Fund and MTDUE14. The "y" axis reflects the cost of the investment. The "x" axis reflects the computation period from the Fund's start of business, February 28, 1996, through November 30, 1996. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to MTDUE14; the ending values are $11,153 and $11,577, respectively. There is also a boxed legend in the bottom center which indicates the Total Return for the period ended November 30, 1996, beginning with the inception of the Fund; the Cumulative Total Return is 11.53%.

N. The graphic representation here displayed consists of a boxed legend in the bottom center indicating the components of the corresponding line graph. Federated European Growth Fund (Class B Shares) (the "Fund") is represented by a solid line. The Morgan Stanley Capital International (Europe) Average ("MTDUE14") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical $10,000 purchase in the Fund and MTDUE14. The "y" axis reflects the cost of the investment. The "x" axis reflects the computation period from the Fund's start of business, February 28, 1996, through November 30, 1996. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to MTDUE14; the ending values are $11,190 and $11,577, respectively. There is also a boxed legend in the bottom center which indicates the Total Return for the period ended November 30, 1996, beginning with the inception of the Fund; the Cumulative Total Return is 11.90%.

O. The graphic representation here displayed consists of a boxed legend in the bottom center indicating the components of the corresponding line graph. Federated European Growth Fund (Class C Shares) (the "Fund") is represented by a solid line. The Morgan Stanley Capital International (Europe) Average ("MTDUE14") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical $10,000 purchase in the Fund and MTDUE14. The "y" axis reflects the cost of the investment. The "x" axis reflects the computation period from the Fund's start of business, February 28, 1996, through November 30, 1996. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to MTDUE14; the ending values are $11,630 and $11,577, respectively. There is also a boxed legend in the bottom center which indicates the Total Return for the period ended November 30, 1996, beginning with the inception of the Fund; the Cumulative Total Return is 16.30%.

P. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath the graphic presentation. The Class A Shares of Federated International Small Company Fund is represented by a solid line, whereas FT-Actuaries/S&P World Medium-Small Capital Index (ex-U.S.) is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Class A Shares of Federated International Small Company Fund and FT-Actuaries/S&P World Medium-Small Capital Index (ex-U.S.) for the period from February 28, 1996 (start of performance) to November 30, 1996. The `y'' axis reflects the cost of the investment. The `x'' axis reflects computation periods from the ending value of the hypothetical investment in the Class A Shares of the Federated International Small Company Fund as compared to the FT-Actuaries/S&P World Medium-Small Capital Index (ex-U.S.); the ending values are $11,586 and $10,382, respectively. Beneath the list of components that correspond to the line graph are the following total return data for the Class A Shares of Federated International Small Company Fund: the total return figure for start of performance to November 30, 1996 cumulative total return is as follows: 15.88%. The performance disclaimer and footnotes are listed directly under the graphic presentation.
Q. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath the graphic presentation. The Class B Shares of Federated International Small Company Fund is represented by a solid line, whereas FT-Actuaries/S&P World Medium-Small Capital Index (ex-U.S.) is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Class B Shares of Federated International Small Company Fund and FT-Actuaries/S&P World Medium-Small Capital Index (ex-U.S.) for the period from February 28, 1996 (start of performance) to November 30, 1996. The `y'' axis reflects the cost of the investment. The `x'' axis reflects computation periods from the ending value of the hypothetical investment in the Class B Shares of the Federated International Small Company Fund as compared to the FT-Actuaries/S&P World Medium-Small Capital Index (ex-U.S.); the ending values are $11,650 and $10,382, respectively. Beneath the list of components that correspond to the line graph are the following total return data for the Class B Shares of Federated International Small Company Fund: the total return figure for start of performance to November 30, 1996 cumulative total return is as follows: 16.50%. The performance disclaimer and footnotes are listed directly under the graphic presentation.

R. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath the graphic presentation. The Class C Shares of Federated International Small Company Fund is represented by a solid line, whereas FT-Actuaries/S&P World Medium-Small Capital Index (ex-U.S.) is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Class C Shares of Federated International Small Company Fund and FT-Actuaries/S&P World Medium-Small Capital Index (ex-U.S.) for the period from February 28, 1996 (start of performance) to November 30, 1996. The `y'' axis reflects the cost of the investment. The `x'' axis reflects computation periods from the ending value of the hypothetical investment in the Class C Shares of the Federated International Small Company Fund as compared to the FT-Actuaries/S&P World Medium-Small Capital Index (ex-U.S.); the ending values are $12,090 and $10,382, respectively. Beneath the list of components that correspond to the line graph are the following total return data for the Class C Shares of Federated International Small Company Fund: the total return figure for start of performance to November 30, 1996 cumulative total return is as follows: 20.90%. The performance disclaimer and footnotes are listed directly under the graphic presentation.

S. The graphic representation here displayed consists of a boxed legend in the bottom center indicating the components of the corresponding line graph. Federated Latin American Growth Fund (Class A Shares) (the "Fund") is represented by a solid line. The Morgan Stanley Capital International Latin American-Free Average ("MGEUEGFL") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a hypothetical $10,000 purchase in the Fund and MGEUEGFL. The "y" axis reflects the cost of the investment. The "x" axis reflects the computation period from the Fund's start of business, February 28, 1996, through November 30, 1996. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to MGEUEGFL; the ending values are $10,924 and $11,049, respectively. There is also a boxed legend in the bottom center which indicates the Total Return for the period ended November 30, 1996, beginning with the inception of the Fund; the Cumulative Total Return is 9.26%.

T. The graphic representation here displayed consists of a boxed legend in the bottom center indicating the components of the corresponding line graph. Federated Latin American Growth Fund (Class B Shares) (the "Fund") is represented by a solid line. The Morgan Stanley Capital International Latin American-Free Average ("MGEUEGFL") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a hypothetical $10,000 purchase in the Fund and MGEUEGFL. The "y" axis reflects the cost of the investment. The "x" axis reflects the computation period from the Fund's start of business, February 28, 1996, through November 30, 1996. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to MGEUEGFL; the ending values are $10,949 and $11,049, respectively. There is also a boxed legend in the bottom center which indicates the Total Return for the period ended November 30, 1996, beginning with the inception of the Fund; the Cumulative Total Return is 9.50%.

U. The graphic representation here displayed consists of a boxed legend in the bottom center indicating the components of the corresponding line graph. Federated Latin American Growth Fund (Class C Shares) (the "Fund") is represented by a solid line. The Morgan Stanley Capital International Latin American-Free Average ("MGEUEGFL") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a hypothetical $10,000 purchase in the Fund and MGEUEGFL. The "y" axis reflects the cost of the investment. The "x" axis reflects the computation period from the Fund's start of business, February 28, 1996, through November 30, 1996. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to MGEUEGFL; the ending values are $11,380 and $11,049, respectively. There is also a boxed legend in the bottom center which indicates the Total Return for the period ended November 30, 1996, beginning with the inception of the Fund; the Cumulative Total Return is 13.80%.

V. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the underneath the graphic presentation. The Class A Shares of Federated International High Income Fund is represented by a solid line, whereas JP Morgan Emerging Markets Bond Index is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Class A Shares of Federated International High Income Fund and JP Morgan Emerging Markets Bond Index for the period from October 2, 1996 (start of performance) to November 30, 1996. The `y'' axis reflects the cost of the investment. The `x'' axis reflects computation periods from the ending value of the hypothetical investment in the Class A Shares of Federated International High Income Fund as compared to JP Morgan Emerging Markets Bond Index; the ending values are $9,836 and $10,494, respectively. Beneath the list of components that correspond to the line graph are the following total return data for the Class A Shares of Federated International High Income Fund: the total return figure for start of performance to November 30, 1996 cumulative total return is as follows: (1.63%). The performance disclaimer and footnotes are listed directly under the graphic presentation.

W. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the underneath the graphic presentation. The Class B Shares of Federated International High Income Fund is represented by a solid line, whereas JP Morgan Emerging Markets Bond Index is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Class B Shares of Federated International High Income Fund and JP Morgan Emerging Markets Bond Index for the period from October 2, 1996 (start of performance) to November 30, 1996. The `y'' axis reflects the cost of the investment. The `x'' axis reflects computation periods from the ending value of the hypothetical investment in the Class B Shares of Federated International High Income Fund as compared to JP Morgan Emerging Markets Bond Index; the ending values are $9,732 and $10,494, respectively. Beneath the list of components that correspond to the line graph are the following total return data for the Class B Shares of Federated International High Income Fund: the total return figure for start of performance to November 30, 1996 cumulative total return is as follows: (2.67%). The performance disclaimer and footnotes are listed directly under the graphic presentation.

X. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the underneath the graphic presentation. The Class C Shares of Federated International High Income Fund is represented by a solid line, whereas JP Morgan Emerging Markets Bond Index is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a hypothetical investment of $10,000 in the Class C Shares of Federated International High Income Fund and JP Morgan Emerging Markets Bond Index for the period from October 2, 1996 (start of performance) to November 30, 1996. The `y'' axis reflects the cost of the investment. The `x'' axis reflects computation periods from the ending value of the hypothetical investment in the Class C Shares of Federated International High Income Fund as compared to JP Morgan Emerging Markets Bond Index; the ending values are $10,186 and $10,494, respectively. Beneath the list of components that correspond to the line graph are the following total return data for the Class C Shares of Federated International High Income Fund: the total return figure for start of performance to November 30, 1996 cumulative total return is as follows: 1.86%. The performance disclaimer and footnotes are listed directly under the graphic presentation.